   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 13, 2007

                                             SECURITIES ACT FILE NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------

                                   FORM N-14
                             REGISTRATION STATEMENT
                                   UNDER THE
                             SECURITIES ACT OF 1933

[ ]   PRE-EFFECTIVE AMENDMENT NO.
[ ]   POST-EFFECTIVE AMENDMENT NO.

                        (Check appropriate box or boxes)

                             ---------------------

                            VAN KAMPEN EQUITY TRUST
        (Exact Name of Registrant as Specified in Declaration of Trust)

                   522 FIFTH AVENUE, NEW YORK, NEW YORK 10036
                    (Address of Principal Executive Offices)

                        TELEPHONE NUMBER: (212) 296-6990
                        (Area Code and Telephone Number)

                             ---------------------

                             AMY R. DOBERMAN, ESQ.
                               MANAGING DIRECTOR
                          VAN KAMPEN INVESTMENTS INC.
                                522 FIFTH AVENUE
                            NEW YORK, NEW YORK 10036
                    (Name and Address of Agent for Service)

                                   COPIES TO:

                            CHARLES B. TAYLOR, ESQ.
                    SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this registration statement becomes effective. It is proposed that this filing will become effective on December 28, 2007 pursuant to Rule 488.

     Title of securities being registered: common shares of beneficial interest, par value $0.01 per share. The Registrant has registered an indefinite number of shares of common stock based on Section 24(f) of the Investment Company Act of 1940, as amended, and is in a continuous offering of such shares under an effective registration statement (File Nos. 033-08122 and 811-04805). No filing fee is due herewith because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     This Registration Statement is organized as follows:

     - Questions and Answers to Shareholders of Aggressive Growth Fund

     - Notice of Special Meeting of Shareholders of Aggressive Growth Fund

     - Prospectus/Proxy Statement of Aggressive Growth Fund regarding the proposed Reorganization into Van Kampen Mid Cap Growth Fund

     - Statement of Additional Information regarding the proposed Reorganization of Van Kampen Aggressive Growth Fund into Van Kampen Mid Cap Growth Fund

     - Part C Information

     - Exhibits

                              --  JANUARY 2008  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      TO SHAREHOLDERS OF
     VAN KAMPEN AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------

                                                             QUESTIONS & ANSWERS

---------------------------------------
    Although we recommend that you read the complete Joint Prospectus/Proxy Statement, we have provided for your convenience a brief overview of the issues to be voted on.
---------------------------------------
Q
       WHY IS A SHAREHOLDER MEETING BEING HELD?
A      You are being asked to
approve a reorganization (the "Reorganization") of Van Kampen Aggressive Growth Fund (the "Target Fund") into the Van Kampen Mid Cap Growth Fund (the "Acquiring Fund"), a fund that pursues a similar investment objective and similar principal investment strategies as the Target Fund.

If the proposed Reorganization is approved and completed, an account will be set up in your name and you will become a shareholder of the Acquiring Fund and the Target Fund will be dissolved.

Please refer to the Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization for the Target Fund and for a more complete description of the Acquiring Fund.
Q
       WHY IS THE REORGANIZATION BEING RECOMMENDED?
A      After careful consideration, the
Board of Trustees of the Target Fund has determined that the Reorganization will benefit the Target Fund's shareholders and recommends that you cast your vote "FOR" the proposed Reorganization. The Target Fund and the Acquiring Fund are similar. Each Fund pursues a similar investment objective and invests in similar portfolio securities and is managed by the same portfolio management team. The purposes of the proposed Reorganization are to permit the shareholders of the Target Fund to (i) achieve certain economies of scale from the larger net asset size of the combined fund and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the funds and
(iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs.
Q
       HOW WILL THE REORGANIZATION AFFECT ME?
A      Assuming shareholders
approve the proposed Reorganization, the assets and liabilities of the Target Fund will be combined with those of the Acquiring Fund, an account will be set up in your name and you will receive shares of the Acquiring Fund and the Target Fund will dissolve. The value of the shares of the Acquiring Fund you receive in the Reorganization will equal the value of the shares of the Target Fund you own immediately prior to the Reorganization.
Q
       WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?
A      You will pay no sales load or
commissions in connection with the Reorganization. As more fully discussed in the Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge applicable to shares of the Acquiring Fund acquired in the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the Target Fund or (ii) the holder purchased shares of any other Van Kampen fund and subsequently exchanged them for shares of the Target Fund.
Q
       WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE ACQUIRING FUND? WHAT HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?
A      If the Reorganization is
approved, an account will be set up in your name and your interest in shares of the Target Fund automatically will be converted into shares of the Acquiring Fund, and we will send you written confirmation that this change has taken place. You will receive the same class of shares of the Acquiring Fund as your class of shares of the Target Fund. Holders of Class A Shares of the Target Fund will receive Class A Shares of the Acquiring Fund; holders of Class B Shares of the Target Fund will receive Class B Shares of the Acquiring Fund; holders of Class C Shares of the Target Fund will receive Class C Shares of the Acquiring Fund; holders of Class I Shares of the Target Fund will receive Class I Shares of the Acquiring Fund; and holders of Class R Shares of the Target Fund will receive Class R Shares of the Acquiring Fund. No certificates for Acquiring Fund shares will be issued in connection with the Reorganization, although such certificates will be available upon request. If you currently hold certificates representing your shares of the Target Fund, it is not necessary to return such certificates; however, shareholders may want to present such certificates to receive certificates of the Acquiring Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).
Q
       WILL I HAVE TO PAY ANY U.S. FEDERAL INCOME TAXES AS A RESULT OF THE REORGANIZATION?
A      The Reorganization is
intended to qualify as a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, shareholders of the Target Fund will recognize no gain or loss upon receipt solely of shares of the Acquiring Fund in connection with the Reorganization. Additionally, the Target Fund would not recognize any gain or loss as a result of the transfer of all of its assets and liabilities solely in exchange for shares of the Acquiring Fund or as a result of its liquidation. Shareholders of the Target Fund should consult their own tax advisers regarding the specific U.S. federal income tax consequences of the Reorganization.
Q
       WHAT IF I REDEEM OR EXCHANGE MY SHARES OF THE TARGET FUND BEFORE THE REORGANIZATION TAKES PLACE?
A      If you choose to redeem or
exchange your shares of the Target Fund before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and generally will be a taxable transaction, and any applicable contingent deferred sales charges will be applied.
Q
       WHO IS PAYING FOR EXPENSES RELATED TO THE SPECIAL SHAREHOLDER MEETING?
A      The expenses of the
Reorganization, including the costs of the special meeting of shareholders of the Target Fund, will be allocated to the Target Fund based on the expected benefits to the Target Fund as a result of the Reorganization.
Q
       HOW DO I VOTE MY PROXY?
A      You may cast your vote by
mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying this proxy statement. To vote by phone or internet, you will need the "control number" that appears on the proxy card.
Q
       WHOM DO I CONTACT FOR FURTHER INFORMATION?
A      You can contact your financial
adviser for further information. You may also call Van Kampen's Client Relations Department at 1-800-231-2808 or visit our website at www.vankampen.com where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on the reorganization issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

APPROVAL OF REORGANIZATION - mark "For," "Against" or "Abstain."

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

                                                                           PROXY
                       VAN KAMPEN AGGRESSIVE GROWTH FUND

                        SPECIAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                                                                   FOR  AGAINST  ABSTAIN
1.   The proposal to approve the Agreement and Plan of             [ ]    [ ]      [ ]
     Reorganization.

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                SAMPLE

                       VAN KAMPEN AGGRESSIVE GROWTH FUND
                                522 FIFTH AVENUE
                            NEW YORK, NEW YORK 10036
                                 (800) 231-2808

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 4, 2008

  A special meeting of shareholders of Van Kampen Aggressive Growth Fund (the "Target Fund") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555 on March 4, 2008 at 10:00 a.m. for the following purposes:

  1. a. To approve an Agreement and Plan of Reorganization pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to the Van Kampen Mid Cap Growth Fund (the "Acquiring Fund") in exchange for Class A, B, C, I and R Shares of the Acquiring Fund, (ii) distribute such Class A, B, C, I and R Shares to its shareholders and (iii) be dissolved.

  2. To transact such other business as may properly be presented at the special meeting or any adjournment thereof.

  Shareholders of record as of the close of business on January 4, 2008 are entitled to vote at the special meeting or any adjournment thereof.

  THE BOARD OF TRUSTEES OF THE TARGET FUND (THE "BOARD") REQUESTS THAT YOU VOTE YOUR SHARES BY INDICATING VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATING AND SIGNING SUCH PROXY CARD AND RETURNING IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

  THE BOARD RECOMMENDS THAT YOU CAST YOUR VOTE:

         FOR THE PROPOSED REORGANIZATION AS DESCRIBED IN THE PROSPECTUS/ PROXY STATEMENT.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.
                                       For the Board of Trustees of the
                                       Van Kampen Aggressive Growth Fund,

                                       Stefanie V. Chang Yu
                                       Vice President and Secretary

December 28, 2007
                             ---------------------

                            YOUR VOTE IS IMPORTANT.
                        PLEASE RETURN YOUR PROXY CARD OR
                       RECORD YOUR VOTING INSTRUCTIONS BY
                     TELEPHONE OR VIA THE INTERNET PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

     THE INFORMATION IN THIS PROXY STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROXY STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                SUBJECT TO COMPLETION -- DATED NOVEMBER 13, 2007

                           PROSPECTUS/PROXY STATEMENT

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

                       VAN KAMPEN AGGRESSIVE GROWTH FUND

                        BY AND IN EXCHANGE FOR SHARES OF

                         VAN KAMPEN MID CAP GROWTH FUND

                                522 FIFTH AVENUE

                            NEW YORK, NEW YORK 10036

                                 (800) 231-2808

  This Prospectus/Proxy Statement is furnished to you as a shareholder of the Van Kampen Aggressive Growth Fund (the "Target Fund"). A special meeting of shareholders of the Target Fund will be held on March 4, 2008 to consider the items that are described below and discussed in greater detail elsewhere in this Prospectus/Proxy Statement. If shareholders are unable to attend the special meeting or any adjournment thereof (the "Meeting"), the Board of Trustees of the Target Fund (the "Board") requests that you vote your shares by completing and returning the enclosed proxy card or by recording your voting instructions by telephone or via the internet.

  The purposes of the Meeting are:

  1. a. To approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to the Van Kampen Mid Cap Growth Fund (the "Acquiring Fund") in exchange for Class A, B, C, I and R Shares of the Acquiring Fund, (ii) distribute such Class A, B, C, I and R Shares to its shareholders and (iii) be dissolved (collectively, the "Reorganization").

  2. To transact such other business as may properly be presented at the Meeting.

  The Acquiring Fund and the Target Fund are sometimes referred to herein individually as a "Fund" or collectively as the "Funds". The Target Fund and Acquiring Fund are each organized as a diversified series of the Van Kampen Equity Trust, an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

  The Board has approved the Reorganization, subject to approval by the Target Fund's shareholders. Each of the Funds has similar investment objectives and policies.

  If the Target Fund's shareholders approve the Reorganization, then the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund. The Acquiring Fund will simultaneously issue Class A, B, C, I and R Shares of the Acquiring Fund to the Target Fund in an amount equal to the value of the outstanding Class A, B, C, I, and R Shares of the Target Fund. Immediately thereafter, the Target Fund will make liquidating distributions of the exchanged Acquiring Fund Class A, B, C, I and R Shares to its shareholders. After distributing these shares, the Target Fund will dissolve itself. When the Reorganization is complete, the Target Fund shareholders approving the Reorganization will hold Acquiring Fund shares. The value of the Acquiring Fund shares you receive in the Reorganization will equal the value of the Target Fund shares you own immediately prior to the Reorganization. After the Reorganization, the Acquiring Fund will continue to operate with the investment objective and investment policies described in this Prospectus/Proxy Statement.

  This Prospectus/Proxy Statement sets forth concisely the information shareholders of the Target Fund should know before voting on the Reorganization and constitutes an offering of Acquiring Fund Class A, B, C, I, and R Shares only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated December 28, 2007, relating to this Prospectus/Proxy Statement (the "Reorganization Statement of Additional Information") has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. Shares of the Acquiring Fund are subject to two different prospectuses: Class A, B and C Shares are subject to one prospectus dated July 31, 2007 and Class I and R Shares are subject to a
separate prospectus dated              , 2007 (collectively referred to herein
as the "Acquiring Fund Prospectus"), which have been filed with the SEC and are incorporated herein by reference. A copy of the Acquiring Fund Prospectus accompanies this Prospectus/Proxy Statement. Shares of the Target Fund are subject to two different prospectuses: Class A, B and C Shares are subject to one prospectus dated July 31, 2007 and Class I and R Shares are subject to a separate prospectus dated July 31, 2007 (collectively referred to herein as the "Target Fund Prospectus"), which have been filed with the SEC and are incorporated herein by reference. A Statement of Additional Information containing additional information about the Target Fund, dated July 31, 2007 (and as currently supplemented) (the "Target Fund Statement of Additional Information"), has been filed with the SEC and is incorporated herein by reference. A Statement of Additional Information containing additional information about the Acquiring Fund, dated July 31, 2007 (the "Acquiring Fund Statement of Additional Information") has been filed with the SEC and is incorporated herein by reference. Copies of the foregoing may be obtained without charge by calling or writing the respective Fund as described below. If you wish to request the Reorganization Statement of Additional Information, please ask for the "Reorganization Statement of Additional Information." In addition, each Fund will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a shareholder upon request. Copies of each Fund's most recent prospectus, statement of additional information, annual report and semi-annual report can be obtained on a website maintained by Van Kampen Investments Inc.

at www.vankampen.com. Requests for documents can also be directed to the Van Kampen Client Relations Department by calling 1-800-231-2808 or by writing to the respective Fund at 1 Parkview Plaza -- Suite 100, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. Information filed by the Funds with the SEC can be reviewed and copied at the SEC's Public Reference Room, which is located at 100 F Street, N.E., Washington, D.C. 20549, or from the SEC's website at www.sec.gov. Proxy material, reports and other information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549-0102.

  The Board knows of no business other than that discussed above that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.
                             ---------------------

  No person has been authorized to give any information or make any representation not contained in this Prospectus/Proxy Statement and, if so given or made, such information or representation must not be relied upon as having been authorized. This Prospectus/Proxy Statement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.
                             ---------------------

  NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SHARES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. A REPRESENTATION TO THE CONTRARY IS A CRIME.

  The date of this Prospectus/Proxy Statement is December 28, 2007.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
SUMMARY.....................................................      5
     The Reorganization.....................................      5
     Background and Reasons for the Reorganization..........      5
COMPARISON OF THE FUNDS.....................................      6
     Investment Objectives and Principal Investment
       Strategies...........................................      6
     Principal Investment Risks.............................      8
     Management of the Funds................................      9
     Advisory and Other Fees................................     11
     Expenses...............................................     13
     Purchase, Valuation, Redemption and Exchange of
       Shares...............................................     16
     Capitalization.........................................     19
     Annual Performance Information.........................     21
     Comparative Performance Information....................     22
     Other Service Providers................................     24
     Governing Law..........................................     24
INFORMATION ABOUT THE REORGANIZATION........................     25
     General................................................     25
     Terms of the Reorganization Agreement..................     26
     Reasons for the Proposed Reorganization................     27
     Material Federal Income Tax Consequences of the
       Reorganization.......................................     28
     Expenses of the Reorganization.........................     30
     Continuation of Shareholder Accounts and Plans; Share
       Certificates.........................................     31
     Legal Matters..........................................     31
     Shareholder Approval...................................     31
OTHER INFORMATION...........................................     32
     Shareholder Information................................     32
     Shareholder Proposals..................................     32
     Solicitation of Proxies................................     32
     Other Matters to Come Before the Meeting...............     33
VOTING INFORMATION AND REQUIREMENTS.........................     33

                                    SUMMARY

  The following is a summary of certain information contained elsewhere in this Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained in this Prospectus/Proxy Statement. Shareholders should read the entire Prospectus/Proxy Statement carefully.

THE REORGANIZATION

  The Board, including the trustees who are not "interested persons" of each Fund (as defined in the 1940 Act), has unanimously approved the Reorganization Agreement, subject to Target Fund shareholder approval. The Reorganization Agreement provides for:

  - the transfer of all of the assets and liabilities of the Target Fund to the Acquiring Fund in exchange for Class A, B, C, I and R Shares of the Acquiring Fund;

  - the distribution of such Acquiring Fund shares to Target Fund shareholders; and

  - the dissolution of the Target Fund.

BACKGROUND AND REASONS FOR THE REORGANIZATION

  The investment objective of the Acquiring Fund is to seek capital growth. Under normal market conditions, the Acquiring Fund seeks to achieve its investment objective by investing primarily in common stocks and other equity securities of medium-sized growth companies. The investment objective of the Target Fund is to seek capital growth. The Target Fund seeks to achieve its investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized companies that the Fund's investment adviser believes have an above-average potential for capital growth.

  The Funds' other investment policies, practices and restrictions are similar, and Van Kampen Asset Management (the "Adviser") is the investment adviser to each Fund. With recent changes made in the portfolio management team of the Target Fund, both Funds are now managed by members of the same portfolio management team.

  The Reorganization would combine the assets of these similar funds by reorganizing the Target Fund into the Acquiring Fund. After careful consideration, the Board believes that the Reorganization would be in the best interests of the Target Fund's shareholders because it would permit the shareholders of the Target Fund to (i) achieve certain economies of scale from the larger net asset size of the combined fund and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the Funds and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs. The Board has determined that the Reorganization is in the best interests of shareholders of the Target Fund and that the interests of the Target Fund's shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Fund will hold a reduced percentage of ownership in the larger combined fund than he or she did in the Target Fund.

  In determining whether to recommend approval of the Reorganization Agreement to shareholders, the Board considered a number of factors, including, but not limited to: (i) the Adviser currently manages the assets of each Fund; (ii) the expenses and advisory fees applicable to the Funds before the proposed Reorganization and the estimated expense ratios of the combined fund after the proposed Reorganization; (iii) the comparative investment performance of the Funds; (iv) the future growth and performance prospects of the Target Fund; (v) the terms and conditions of the Reorganization Agreement and whether the Reorganization would result in the dilution of shareholder interests; (vi) the compatibility of the Funds' investment objectives, policies, risks and restrictions; (vii) the anticipated tax consequences of the proposed Reorganization; (viii) the compatibility of the Funds' service features available to shareholders, including the retention of applicable holding periods and exchange privileges; and (ix) the estimated costs of the Reorganization, which will be allocated to the Target Fund, based on the expected benefits to the Target Fund as a result of the Reorganization.

  The Board is asking shareholders of the Target Fund to approve the Reorganization at the Meeting to be held on March 4, 2008. If shareholders of the Target Fund approve the Reorganization, it is expected that the closing date of the transaction (the "Closing Date") will be after the close of business on or about March 20, 2008, but it may be at a different time as described herein.

  THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION.

                            COMPARISON OF THE FUNDS

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

  INVESTMENT OBJECTIVES. Each of the Target Fund's and the Acquiring Fund's investment objective is to seek capital growth. Under normal market conditions, the Target Fund seeks to achieve its investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized companies that the Fund's investment adviser believes have an above-average potential for capital growth. Under normal market conditions, the Acquiring Fund seeks to achieve its investment objective by investing primarily in common stocks and other equity securities of medium-sized growth companies.

  The investment objective of each of the Target Fund and the Acquiring Fund is a fundamental policy and may not be changed without shareholder approval of a majority of each Fund's outstanding voting securities, as defined in the 1940 Act. There are risks inherent in all investments in securities; accordingly, there can be no assurance that either of the Funds will achieve its investment objective.

  PRINCIPAL INVESTMENT STRATEGIES. Under normal market conditions, each Fund generally invests primarily in common stocks and other equity securities of growth-oriented companies. Each Fund's investment adviser seeks to invest in high quality companies it believes have sustainable competitive advantages and the ability to redeploy capital at high rates of return. Each Fund's investment adviser typically favors companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and an attractive risk-reward profile. Each Fund's investment adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

  While each Fund invests primarily in common stocks, each Fund may also invest in other equity securities, including preferred stocks, convertible securities and rights and warrants to purchase common or preferred stock. In addition, each Fund may invest up to 25% of its total assets in securities of foreign issuers. Each Fund may invest in securities of issuers determined by its investment adviser to be in developing or emerging market countries. Each Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs"). Further, each of the Funds may purchase and sell certain derivative instruments such as options, futures contracts and options on futures contracts, for various portfolio management purposes, including to facilitate portfolio management and to mitigate risks.

  Consistent with its name, the Acquiring Fund has a non-fundamental policy of investing primarily in "mid-cap" companies. Under normal market conditions, the Acquiring Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of medium-sized companies at the time of investment. The Acquiring Fund's policy in the foregoing sentence may be changed by the Acquiring Fund's Board of Trustees without shareholder approval, but no change is anticipated; if the Acquiring Fund's policy in the foregoing sentence changes, the Acquiring Fund will notify shareholders in writing at least 60 days prior to implementation of the change and shareholders should consider whether the Acquiring Fund remains an appropriate investment in light of the changes. The Target Fund's stated policy is to focus on securities of small- and medium-sized companies. Each Fund is categorized by mutual fund evaluation services as a medium capitalization, growth fund and each Fund's performance is compared to the Russell Midcap(R) Growth Index. Under current market conditions, each Fund's investment adviser generally defines medium-sized companies by reference to those companies up to the capitalization range of companies represented in the Russell Midcap(R) Index (which consists of companies in the capitalization range of up to $22.4 billion as of June 30, 2007).

  OTHER INVESTMENT POLICIES, PRACTICES AND RESTRICTIONS. Each Fund may engage in repurchase agreements for cash management purposes. Each Fund may purchase and sell securities on a when-issued and delayed delivery basis. Each Fund may invest up to 15% of its respective net assets in illiquid securities and certain restricted securities. When market conditions dictate a more defensive investment strategy, each Fund may on a temporary basis hold cash or invest a portion or all of its assets in money market instruments or other high-quality debt securities; in taking such a defensive position, a Fund would temporarily not be pursuing and may not achieve its investment objective.

PRINCIPAL INVESTMENT RISKS

  Given the similarity of investment objectives and principal investment strategies of the Funds, the Funds are subject to similar principal investment risks (which are described in more detail below), including market risk, growth-oriented securities risk, small- and medium-sized company risk, foreign securities (including emerging market) risks, risks of investing in REITs, use of derivative instruments risk and manager risk.

  MARKET RISK. Market risk is the possibility that the market values of securities owned by a Fund will decline. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Investments in equity securities generally are affected by changes in the stock markets which fluctuate substantially over time, sometimes suddenly and sharply.

  GROWTH-ORIENTED SECURITIES RISK. Each Fund invests in growth-oriented equity securities. The market values of growth securities may be more volatile than other types of investments. The returns on growth securities may or may not move in tandem with the returns on other styles of investing or the overall stock markets. Different types of stocks tend to shift in and out of favor depending on market and economic conditions. Thus, the value of each Fund's investments will vary and at times may be lower or higher than that of other types of investments.

  RISK OF MEDIUM-SIZED (AND SMALLER-SIZED) COMPANIES. The securities of medium-sized (and smaller-sized) companies may be subject to more abrupt or erratic market movement and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. To the extent a Fund invests in medium-sized (and smaller-sized) companies, it will be subject to greater investment risk than that assumed through investment in the securities of large-sized companies.

  FOREIGN RISK. Because each Fund may own securities of foreign issuers, the Funds are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues. The risks of investing in developing or emerging countries are greater than the risks generally associated with foreign investments, including greater investment and trading limitations, greater credit and liquidity concerns, greater political uncertainties, greater uncertainty because of such countries' economic dependence on international trade or development assistance, greater foreign currency exchange risks and currency transfer restrictions and greater delays and disruptions in settlement transactions.

  RISKS OF INVESTING IN REITS. Investing in REITs makes the Funds more susceptible to risks associated with the ownership of real estate and with the real estate industry in general. In addition, REITs depend upon specialized management skills, may not be diversified, may have less trading volume, and may be subject to more abrupt and erratic price movements than the overall securities markets. REITs must comply with certain requirements of the federal income tax law to maintain their federal income tax status. Investments in REITs may involve duplication of management fees and certain other expenses.

  RISKS OF USING DERIVATIVE INSTRUMENTS. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures contracts, options on futures contracts and forward contracts are examples of derivative instruments. Derivative instruments involve risks different from direct investments in underlying securities. These risks include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

  MANAGER RISK. As with any managed fund, each Fund's portfolio management team may not be successful in selecting the best-performing securities or investment techniques, and each Fund's performance may lag behind that of similar funds.

MANAGEMENT OF THE FUNDS

  THE BOARD. The Board of each Fund is responsible for the overall supervision of the operations of each Fund and performs the various duties imposed on the trustees of investment companies by the 1940 Act and under applicable state law.

  THE ADVISER. The Adviser is the investment adviser for each of the Funds. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is a diversified asset management company that services more than three million retail investor accounts, has extensive capabilities for managing institutional portfolios and has more than $ billion under management or supervision as of November 30, 2007. Van Kampen is an indirect wholly owned subsidiary of Morgan Stanley. Morgan Stanley is a preeminent global financial services firm that provides a wide range of investment banking, securities, investment management and wealth management services. The principal office address of the Adviser and Van Kampen is 522 Fifth Avenue, New York, New York 10036.

  PORTFOLIO MANAGEMENT. Each Fund is managed by members of the U.S. Growth team. The U.S. Growth team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of each Fund's portfolio are Dennis P. Lynch and David S. Cohen, each a Managing Director of the Adviser, and Sam Chainani and Alexander T. Norton, each an Executive Director of the Adviser. Jason Yeung, an Executive Director of the Adviser, is also a member of the team jointly and primarily responsible for the day-to-day management of the Target Fund's portfolio only.

  Mr. Lynch has been associated with the Adviser in an investment management capacity since 1998 and began managing the Acquiring Fund in 2003 and the Target Fund in September 2007. Mr. Cohen has been associated with the Adviser in an investment management capacity since 1993 and began managing the Acquiring Fund in 2003 and the Target Fund in September 2007. Mr. Chainani has been associated with the Adviser in an investment management capacity since 1996 and began managing the Acquiring Fund in 2004 and the Target Fund in September 2007. Mr. Norton has been associated with the Adviser in a research capacity since 2000 and began managing the Acquiring Fund in 2005 and the Target Fund in September 2007. Mr. Yeung has been associated with the Adviser in an investment management capacity since 2002 and began managing the Target Fund in September 2007.

  Mr. Lynch is the lead manager of the each Fund and Messrs. Cohen, Chainani and Norton co-portfolio managers of each Fund and Mr. Yeung is a co-portfolio manager of the Target Fund. Mr. Lynch is responsible for the execution of the overall strategy of each Fund.

  Each Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in each Fund.

  The composition of the U.S. Growth team may change without notice from time to time.

ADVISORY AND OTHER FEES

  Under an investment advisory agreement between the Adviser and each Fund, each Fund pays the Adviser a monthly fee based upon an annual rate applied to the average daily net assets of such Fund as follows:

                                                                Fee
                                                        -------------------
                                                        TARGET    ACQUIRING
AVERAGE DAILY NET ASSETS                                 FUND       FUND
------------------------                                ------    ---------
First $500 million..................................    0.75%       0.75%
Next $500 million...................................    0.70%       0.70%
Over $1 billion.....................................    0.65%       0.65%

  During the twelve-months ended September 30, 2007, the contractual advisory fees for the Target Fund were 0.71% of the Target Fund's net assets.

  During the twelve-months ended September 30, 2007, the contractual advisory fees for the Acquiring Fund were 0.71% of the Acquiring Fund's net assets.

  The Adviser retains the right from time to time to waive all or a portion of its management fee or to reimburse a Fund for all or a portion of its other expenses. Any fee waivers and/or expense reimbursements generally may be discontinued by the Adviser at any time; however, the Adviser has agreed to waive or reimburse a portion of the Acquiring Fund's management fees and other expenses so that for at least one year following the Reorganization the Acquiring Fund's total operating expenses as a percentage of average daily net assets do not exceed the Acquiring Fund's total operating expenses as a percentage of average daily net assets immediately prior to the closing of the Reorganization (which expenses were 1.24% with respect to Class A Shares, 1.99% with respect to Class B Shares, 1.99% with respect to Class C Shares, 0.99% with respect to Class I Shares and 1.49% with respect to Class R Shares as of September 30, 2007). For a complete description of each Fund's advisory services, see the section of each Fund's prospectus entitled "Investment Advisory Services" and the section of each of the Series Fund and the Select Growth Fund Statements of Additional Information entitled "Investment Advisory Agreements."

  The total operating expenses of the Target Fund for the twelve-months ended September 30, 2007 were 1.38% of the average daily net assets for Class A Shares, 2.13% for Class B Shares, 2.13% for Class C Shares, 1.13% for Class I Shares and 1.63% for Class R Shares.

  The total operating expenses of the Acquiring Fund for the twelve-months ended September 30, 2007 were 1.24% of the average daily net assets for Class A Shares, 1.99% for Class B Shares, 1.99% for Class C Shares and 0.99% for Class I Shares.

  The total operating expenses of the Acquiring Fund currently and on a pro forma basis are less than those of the Target Fund for the period ended August 31, 2007.

  The Funds have adopted substantially similar distribution plans (the "Distribution Plans") pursuant to Rule 12b-1 under the 1940 Act and have also adopted substantially similar service plans (the "Service Plans"). Each Fund can pay up to 0.25% of their respective average daily net assets attributable to Class A Shares for distribution-related expenses and for the provision of ongoing services to shareholders. Each Fund can pay up to 0.75% of their respective average daily net assets attributable to Class B Shares or Class C Shares for reimbursement of certain distribution-related expenses. In addition, each Fund can pay up to 0.25% of the respective average daily net assets attributable to Class B Shares or Class C Shares for the provision of ongoing services to shareholders. Each Fund can pay up to 0.50% of their respective average daily net assets attributable to Class R Shares for distribution-related expenses and for the provision of ongoing services to shareholders. Class I Shares are not subject to a Distribution Plan or Service Plan and the Funds do not pay any percentage of their assets attributable to Class I Shares for distribution-related expenses or for the provision of ongoing services to shareholders. The distributor of each Fund's shares is Van Kampen Funds Inc. (the "Distributor"), a subsidiary of Van Kampen, which is located at 522 Fifth Avenue, New York, New York 10036. For a complete description of these arrangements with respect to each Fund, see the section of each Fund's prospectus entitled "Purchase of Shares" and the section of each Fund's Statements of Additional Information entitled "Distribution and Service."

EXPENSES

  The table below sets forth the fees and expenses, including shareholder transaction expenses and annual fund operating expenses, that investors may pay to buy and hold shares of the Target Fund and the Acquiring Fund, including (i) the fees and expenses paid by the Target Fund for the twelve-month period ended September 30, 2007 (ii) the fees and expenses paid by the Acquiring Fund for the twelve-month period ended September 30, 2007 and (iii) pro forma fees and expenses for the Acquiring Fund for the twelve-month period ended September 30, 2007 assuming the Reorganization had been completed as of the beginning of such period.

                                           CLASS A SHARES                   CLASS B SHARES               CLASS C SHARES
                                   ------------------------------   ------------------------------   ----------------------
                                                           Pro                              Pro
                                         Actual           Forma           Actual           Forma           Actual
                                   ------------------   ---------   ------------------   ---------   ------------------
                                   TARGET   ACQUIRING   ACQUIRING   TARGET   ACQUIRING   ACQUIRING   TARGET   ACQUIRING
                                    FUND      FUND        FUND       FUND      FUND        FUND       FUND      FUND
                                   ------   ---------   ---------   ------   ---------   ---------   ------   ---------
Shareholder Fees
(fees paid directly from your
investment)
 Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering
   price)........................   5.75%(1)   5.75%(1)   5.75%(1)    None      None        None       None      None
 Maximum deferred sales charge
   (as a percentage of the lesser
   of the original purchase price
   or redemption proceeds).......    None(2)    None(2)    None(2)   5.00%(3)   5.00%(3)   5.00%(3)   1.00%(4)   1.00%(4)
 Redemption Fee(5)...............   2.00%     2.00%       2.00%      2.00%     2.00%       2.00%      2.00%     2.00%
 Exchange Fee(5).................   2.00%     2.00%       2.00%      2.00%     2.00%       2.00%      2.00%     2.00%
 Account Maintenance (Low
   Balance) Fee (for accounts
   under $750)(6)................  $12/yr    $12/yr      $12/yr     $12/yr    $12/yr      $12/yr     $12/yr    $12/yr
Annual Fund Operating Expenses
(expenses that are deducted from
fund assets)
 Management fees(7)..............   0.71%     0.71%       0.68%      0.71%     0.71%       0.68%      0.71%     0.71%
 Distribution and/or service
   (12b-1 fees)(8)...............   0.25%     0.25%       0.25%      1.00%(9)   1.00%(9)   1.00%(9)   1.00%(9)   1.00%(9)
 Other expenses(7)...............   0.42%     0.28%       0.34%      0.42%     0.28%       0.34%      0.42%     0.28%
   Total annual fund operating
     expenses(7).................   1.38%     1.24%       1.27%      2.13%     1.99%       2.02%      2.13%     1.99%

                                      CLASS C SHARES         CLASS I SHARES                 CLASS R SHARES(10)
                                      ------------   ------------------------------   ------------------------------
                                            Pro                              Pro                              Pro
                                           Forma           Actual           Forma           Actual           Forma
                                         ---------   ------------------   ---------   ------------------   ---------
                                         ACQUIRING   TARGET   ACQUIRING   ACQUIRING   TARGET   ACQUIRING   ACQUIRING
                                           FUND       FUND      FUND        FUND       FUND      FUND        FUND
                                         ---------   ------   ---------   ---------   ------   ---------   ---------
Shareholder Fees
(fees paid directly from your
investment)
 Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering
   price)........................           None      None       None        None      None       None        None
 Maximum deferred sales charge
   (as a percentage of the lesser
   of the original purchase price
   or redemption proceeds).......          1.00%(4)   None       None        None      None       None        None
 Redemption Fee(5)...............          2.00%     2.00%      2.00%       2.00%     2.00%      2.00%       2.00%
 Exchange Fee(5).................          2.00%     2.00%      2.00%       2.00%     2.00%      2.00%       2.00%
 Account Maintenance (Low
   Balance) Fee (for accounts
   under $750)(6)................         $12/yr      None       None        None      None       None        None
Annual Fund Operating Expenses
(expenses that are deducted from
fund assets)
 Management fees(7)..............          0.68%     0.71%      0.71%       0.68%     0.71%      0.71%       0.68%
 Distribution and/or service
   (12b-1 fees)(8)...............          1.00%(9)   None       None        None     0.50%      0.50%       0.50%
 Other expenses(7)...............          0.34%     0.42%      0.28%       0.34%     0.42%      0.28%       0.34%
   Total annual fund operating
     expenses(7).................          2.02%     1.13%      0.99%       1.02%     1.63%      1.49%       1.52%

---------------

 (1) Reduced on investments of $50,000 or more. Class A Shares of the Acquiring Fund received pursuant to the Reorganization will not be subject to a sales charge.

 (2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a contingent deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of purchase.

 (3) Class B Shares of each Fund are subject to a contingent deferred sales charge equal to 5.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year of purchase, which charge is reduced to zero after a six year period as follows: Year 1 -- 5.00%; Year 2 -- 4.00%; Year 3 -- 3.00%; Year
     4 -- 2.50%; Year 5 -- 1.50%; Year 6 and after -- 0.00%. Class B Shares of the Acquiring Fund received by shareholders in the Reorganization will be subject to the deferred sales charge schedule imposed by the Target Fund. The holding period of Class B Shares of the Acquiring Fund received by shareholders in the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the Target Fund or (ii) the holder purchased shares of any other Van Kampen fund and subsequently exchanged them for shares of the Target Fund.

 (4) Class C Shares of each Fund are subject to a contingent deferred sales charge equal to 1.00% of the lesser of the then current net asset value or the original purchase price on Class C Shares redeemed during the first year after purchase, which charge is reduced to zero thereafter. The holding period of Class C Shares of the Acquiring Fund received by shareholders in the Reorganization will be measured from the earlier of the time (i) the holder purchased such shares from the Target Fund or (ii) the holder purchased shares of any other Van Kampen fund and subsequently exchanged them for shares of the Target Fund.

 (5) The redemption fee and the exchange fee apply to the proceeds of Fund shares that are redeemed or exchanged within seven days of purchase.

 (6) See "Purchase of Shares -- How to Buy Shares" in each Fund's prospectus for a description of the fee, including exceptions.

 (7) The Adviser has agreed to waive management fees or reimburse other expenses so that for at least one year following the Reorganization the Acquiring Fund's total operating expenses as a percentage of average daily net assets do not exceed the Acquiring Fund's total operating expenses as a percentage of average daily net assets immediately prior to the closing of the Reorganization (which as of September 30, 2007, such total operating expenses were 1.24% with respect to Class A Shares, 1.99% with respect to Class B Shares, 1.99% with respect to Class C Shares, 0.99% with respect to Class I Shares and 1.49% with respect to Class R Shares).

 (8) Class A Shares are subject to a combined annual distribution and service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. Class R Shares are subject to a combined annual distribution and service fee of up to 0.50% of the average daily net assets attributable to such class of shares.

 (9) While Class B Shares and Class C Shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 and service fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A Shares.

(10) As of the date of this Prospectus/Proxy Statement, no Class R Shares of the Acquiring Fund had been issued. Class R Shares other expenses are estimated for the respective periods indicated.

  EXAMPLES. The following example is intended to help you compare the costs of investing in the Acquiring Fund pro forma after the Reorganization with the costs of investing in the Target Fund and the Acquiring Fund without the Reorganization. The example assumes that you invest $10,000 in each of the Target Fund and the Acquiring Fund for the time periods indicated and contemplate two scenarios: (i) that you redeem all of your shares at the end of those periods and (ii) that you do not redeem your shares at the end of those periods. The example also assumes that your investments have a 5% return each year and that each Fund's operating expenses remain the same each year (except for the ten-year amounts for Class B Shares, which reflect the conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual returns may be higher or lower, based on these assumptions your costs would be:

                               CLASS A SHARES                   CLASS B SHARES                     CLASS C SHARES
                       ------------------------------   ------------------------------   ----------------------------------
                                               Pro                              Pro                                  Pro
                             Actual           Forma           Actual           Forma           Actual               Forma
                       ------------------   ---------   ------------------   ---------   ------------------       ---------
                       TARGET   ACQUIRING   ACQUIRING   TARGET   ACQUIRING   ACQUIRING   TARGET   ACQUIRING       ACQUIRING
                        FUND      FUND        FUND       FUND      FUND        FUND       FUND      FUND            FUND
                       ------   ---------   ---------   ------   ---------   ---------   ------   ---------       ---------
Total operating
expenses assuming
redemption at the end
of the period
  One year...........  $  707    $  693      $  697     $  716    $  701      $  705     $  316    $  301          $  305
  Three years........     987       943         955        967       921         934        667       621             634
  Five years.........   1,287     1,212       1,232      1,294     1,218       1,238      1,144     1,068           1,088
  Ten years..........   2,137     1,978       2,021      2,271*    2,113*      2,155*     2,462     2,306           2,348
Total operating
expenses assuming no
redemption at the end
of the period
  One year...........  $  707    $  693      $  697     $  216    $  201      $  205     $  216    $  201          $  205
  Three years........     987       943         955        667       621         634        667       621             634
  Five years.........   1,287     1,212       1,232      1,144     1,068       1,088      1,144     1,068           1,088
  Ten years..........   2,137     1,978       2,021      2,271*    2,113*      2,155*     2,462     2,306           2,348

                               CLASS I SHARES                   CLASS R SHARES
                       ------------------------------   ------------------------------
                                               Pro                              Pro
                             Actual           Forma           Actual           Forma
                       ------------------   ---------   ------------------   ---------
                       TARGET   ACQUIRING   ACQUIRING   TARGET   ACQUIRING   ACQUIRING
                        FUND      FUND        FUND       FUND      FUND        FUND
                       ------   ---------   ---------   ------   ---------   ---------
Total operating
expenses assuming
redemption at the end
of the period
  One year...........  $  115    $  100      $  104     $  166       n/a      $  155
  Three years........     359       312         325        514       n/a         480
  Five years.........     622       542         563        887       n/a         829
  Ten years..........   1,375     1,201       1,248      1,993       n/a       1,813
Total operating
expenses assuming no
redemption at the end
of the period
  One year...........  $  115    $  100      $  104     $  166       n/a      $  155
  Three years........     359       312         325        514       n/a         480
  Five years.........     622       542         563        887       n/a         829
  Ten years..........   1,375     1,201       1,248      1,933       n/a       1,813

---------------
* Based on conversion to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

PURCHASE, VALUATION, REDEMPTION AND EXCHANGE OF SHARES

  Each Fund offers five classes of shares. The offering price of each Fund's shares is based upon the Fund's net asset value per share (plus sales charges, where applicable). The net asset value per share for each class of shares of each Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day when the Exchange is open for trading except on any day on which no purchase or redemption orders are received or there is not a sufficient degree of trading in that Fund's portfolio securities such that the Fund's net asset value per share might be materially affected. The Board reserves the right to calculate the net asset value per share and adjust the offering price more frequently than once daily if deemed desirable. Net asset value per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Such computation is made by using prices as of the close of trading on the Exchange and valuing portfolio securities (i) for which market quotations are readily available at such market quotations (for example, using the last reported sale price for securities listed on a securities exchange or using the mean between the last reported bid and asked prices on unlisted securities) and (ii) for which market quotations are not readily available and any other assets at their fair value as determined in good faith in accordance with procedures established by the Board. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

  Trading in securities on many foreign securities exchanges and over-the-counter markets is normally completed before the close of business on each U.S. business day. In addition, securities trading in a particular country or countries may not take place on all U.S. business days or may take place on days that are not U.S. business days. Changes in valuations on certain securities may occur at times or on days on which a Fund's net asset value is not calculated and on which a Fund does not effect sales, redemptions and exchanges of its shares. The Fund calculates net asset value per share, and therefore affects sales, redemptions and exchanges of its shares, as of the close of trading on the Exchange each day the Exchange is open for trading. Such calculation does not take place contemporaneously with the determination of the prices of certain foreign portfolio securities used in such calculation. If events materially affecting the value of foreign portfolio securities or other portfolio securities occur between the time when their price is determined and the time when a Fund's net asset values are calculated, such securities may be valued at their fair value as determined in good faith based in accordance with procedures established by the Board, an effect of which may be to foreclose opportunities available to market timers or short-term traders.

  The Class A Shares of each Fund are subject to an initial sales charge of up to 5.75%. The initial sales charge applicable to Class A Shares of the Acquiring Fund will be waived for Class A Shares acquired in the Reorganization. Any subsequent purchases of Class A Shares of the Acquiring Fund after the Reorganization will be subject to an initial sales charge of up to 5.75%, excluding Class A Shares purchased through the dividend reinvestment plan. Purchases of Class A Shares of each Fund in amounts of $1 million or more are not subject to an initial sales charge, but a contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions made within eighteen months of purchase. No contingent deferred sales charge will be imposed on Class A Shares of the Target Fund in connection with the Reorganization.

  The Class B Shares of each Fund do not incur a sales charge when purchased, but generally are subject to a contingent deferred sales charge of 5.00% of the lesser of the then current net asset value or the original purchase price on Class B Shares redeemed during the first year after purchase, which charge is reduced to zero after a six year period as follows: Year 1 -- 5.00%; Year
2 -- 4.00%; Year 3 -- 3.00%; Year 4 -- 2.50%; Year 5 -- 1.50%; Year 6 and
after -- None.

  The Class C Shares of each Fund do not incur a sales charge when purchased, but generally are subject to a contingent deferred sales charge of 1.00% of the lesser of the then current net asset value or the original purchase price on Class C Shares redeemed during the first year after purchase, which sales charge is reduced to zero thereafter.

  No contingent deferred sales charge will be imposed on Class B Shares or Class C Shares of the Target Fund in connection with the Reorganization. The holding period and conversion schedule for Class B Shares or Class C Shares of the Acquiring Fund received in connection with the Reorganization will be measured from the earlier time that (i) the holder purchased such shares from the Target Fund, or (ii) the holder purchased such shares from any other Van Kampen fund advised by the Adviser or its affiliates and distributed by the Distributor and subsequently exchanged them for shares of the Target Fund, as applicable.

  Neither the Class I Shares nor the Class R Shares of the Fund are subject to either an initial sales charge or a contingent deferred sales charge. Class I Shares are available for purchase exclusively by (i) tax-exempt retirement plans with assets of at least one million dollars (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least one million dollars, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least one million dollars and (v) certain Van Kampen investment companies. Class R Shares are available for purchase exclusively by investors through certain tax-exempt retirement plans (including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

  Shares of each Fund may be purchased by check, by electronic transfer, by bank wire or by exchange from certain other Van Kampen funds advised by the Adviser or its affiliates and distributed by the Distributor. For a complete description regarding purchase of shares and exchange of shares of each Fund, see the sections of each Fund's prospectus entitled "Purchase of Shares" and "Shareholder Services -- Exchange Privilege."

  Shares of each Fund properly presented for redemption may be redeemed or exchanged at the next determined net asset value per share (other than any applicable sales charge). Shares of each Fund may be redeemed or exchanged by mail or by special redemption privileges (telephone exchange, telephone redemption, by check or electronic transfer). If a shareholder of any Fund attempts to redeem shares within a short time after they have been purchased by check, the respective Fund may delay payment of the redemption proceeds until such Fund can verify that payment for the purchase of the shares has been (or will be) received, usually a period of up to 15 days.

  The Target Fund has been closed to new investors since October 10, 2007. No further purchases of the shares of the Target Fund may be made by existing shareholders after the date on which the shareholders of the Target Fund approve the Reorganization, and the share transfer books of the Target Fund will be permanently closed as of the Closing Date. Only redemption requests and transfer instructions received in proper form by the close of business on the day prior to the Closing Date will be fulfilled by the Target Fund. Redemption requests or transfer instructions received by the Target Fund after that date will be treated by the Fund as requests for the redemption or instructions for the transfer of the shares of the Acquiring Fund credited to the accounts of the shareholders of the Target Fund. Redemption requests or transfer instructions received by the Target Fund after the close of business on the day prior to the Closing Date will be forwarded to the Acquiring Fund. For a complete description of the redemption arrangements for each Fund, see the section of the Fund's prospectus entitled "Redemption of Shares." If the Reorganization is not approved, the Board will then consider reopening the Fund to new and/or existing investors.

CAPITALIZATION

  The following table sets forth the capitalization of the Target Fund, and the Acquiring Fund, as of September 30, 2007, and the pro forma capitalization of the Acquiring Fund as if the Reorganization occurred on that date. These numbers may differ as of the Closing Date.

              CAPITALIZATION AS OF SEPTEMBER 30, 2007 (UNAUDITED)

                                               Actual             Pro Forma
                                      ------------------------    ----------
                                        TARGET      ACQUIRING     ACQUIRING
                                         FUND          FUND          FUND
                                        ------      ---------     ---------
Net assets (in thousands)
  Class A Shares....................  $  470,790    $1,293,102    $1,763,287
  Class B Shares....................     324,809       200,560       524,951
  Class C Shares....................      51,658       113,906       165,498
  Class I Shares....................     306,704        25,779       332,089
  Class R Shares....................         115            --           115
                                      ----------    ----------    ----------
    Total...........................   1,154,076     1,633,347     2,785,940
                                      ==========    ==========    ==========
Net asset value per share
  Class A Shares....................  $    19.63    $    31.95    $    31.95
  Class B Shares....................       17.79         28.72         28.72
  Class C Shares....................       17.83         28.72         28.72
  Class I Shares....................       19.96         32.13         32.13
  Class R Shares....................       19.61           N/A         31.95
Shares outstanding (in thousands)
  Class A Shares....................      23,983        40,476        55,192
  Class B Shares....................      18,262         6,984        18,279
  Class C Shares....................       2,896         3,966         5,762
  Class I Shares....................      15,368           802        10,335
  Class R Shares....................           6            --             4
                                      ----------    ----------    ----------
    Total...........................      60,515        52,228        89,572
                                      ==========    ==========    ==========
Shares authorized
  Class A Shares....................   unlimited     unlimited     unlimited
  Class B Shares....................   unlimited     unlimited     unlimited
  Class C Shares....................   unlimited     unlimited     unlimited
  Class I Shares....................   unlimited     unlimited     unlimited
  Class R Shares....................   unlimited     unlimited     unlimited

---------------

* Reflects a non-recurring cost associated with the Reorganization of approximately $1,483,000, with $1,483,000 to be borne by the Target Fund. See "Information About the Reorganization -- Expenses of the Reorganization" for additional information.

N/A - There were no Class R Shares of the Acquiring Fund authorized as of
      September 30, 2007. An unlimited number of such shares have subsequently been authorized and Class R Shares will be issued in connection with the Reorganization.

  The pro forma shares outstanding reflect the issuance by the Acquiring Fund of approximately 14,716,000 Class A Shares, 11,295,000 Class B Shares, 1,796,000 Class C Shares, 9,533,000 Class I Shares and 4,000 Class R Shares reflecting the exchange of the assets and liabilities of the Target Fund for newly issued shares of the Acquiring Fund at the pro forma net asset value per share. The aggregate value of the shares that a Target Fund shareholder receives in the Reorganization will equal the value of the Target Fund shares owned immediately prior to the Reorganization. It is not anticipated that the Acquiring Fund will sell assets of the Target Fund acquired in the Reorganization other than in the ordinary course of business.

ANNUAL PERFORMANCE INFORMATION

  The following chart shows the annual returns of each Fund's Class A Shares for the calendar years indicated. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower.
[BAR GRAPH]

                                                                       ACQUIRING FUND                      TARGET FUND
                                                                       --------------                      -----------
1997                                                                        27.01                              13.67
1998                                                                        23.30                              35.40
1999                                                                        59.07                             130.59
2000                                                                        -2.77                             -14.11
2001                                                                       -19.64                             -39.70
2002                                                                       -25.09                             -33.88
2003                                                                        27.52                              39.16
2004                                                                        21.03                              15.09
2005                                                                        17.61                              10.92
2006                                                                         9.00                               4.83

  The Target Fund's return for the nine-month period ended September 30, 2007 for Class A Shares was 18.97%. The Acquiring Fund's return for the nine-month period ended September 30, 2007 for Class A Shares was 22.98%. As a result of market activity, current performance may vary from the figures shown.

  The Adviser's U.S. Growth team began managing the Acquiring Fund in July 2003 and began managing the Target Fund in September 2007.

  During its ten-year period shown in the bar chart, the Target Fund's highest quarterly return for Class A Shares was 56.80% (for the quarter ended December 31, 1999) and its lowest quarterly return for Class A Shares was -29.06% (for the quarter ended March 31, 2001). During its year period shown in the bar chart, the Acquiring Fund's highest quarterly return for Class A Shares was 46.43% (for the quarter ended December 31, 1999) and its lowest quarterly return for Class A Shares was -24.24% (for the quarter ended December 31, 2000).

  The annual returns for each Fund's Class B Shares, Class C Shares, Class I Shares and Class R Shares would be substantially similar to those shown for Class A Shares because all of each Fund's shares are invested in the same respective portfolio of securities; however, the actual annual returns for Class B Shares, Class C Shares and Class R Shares would be lower than, and the actual annual returns for Class I Shares would be higher than, the annual returns shown for each Fund's Class A Shares because of differences in expenses borne by each class of shares.

COMPARATIVE PERFORMANCE INFORMATION

  As a basis for evaluating each Fund's performance and risks, the following tables show how each Fund's performance compares with a broad-based market index that the Adviser believes is an appropriate benchmark for such Fund. Each Fund's performance figures include the maximum sales charges paid by investors. The indices' performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the indices. An investment cannot be made directly in the indices.

  In addition to before-tax returns for each class of shares, the table also shows after-tax returns for each Fund's Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after-tax returns for each Fund's Class B Shares, Class C Shares, Class I Shares and Class R Shares will vary from the Class A Shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after-tax return may be higher than the before-tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

  Average annual total returns are shown below for each class of shares for each Fund for the periods ended December 31, 2006 (the most recently completed calendar year prior to the date of this Prospectus/Proxy Statement). Remember that past performance (before and after taxes) of a Fund is not indicative of its future performance.
      AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2006

                                                                       TARGET FUND                        ACQUIRING FUND
                                                              ------------------------------      ------------------------------
                                                                                    PAST 10                             PAST 10
                                                                                   YEARS OR                            YEARS OR
                                                              PAST 1     PAST 5      SINCE        PAST 1     PAST 5      SINCE
                                                               YEAR      YEARS     INCEPTION       YEAR      YEARS     INCEPTION
                                                              ------     ------    ---------      ------     ------    ---------
CLASS A SHARES
 Return Before Taxes........................................   -1.20%    3.02%       7.87%          2.74%     6.91%     10.52%
 Return After Taxes on Distributions........................   -1.20%    3.02%       7.06%          1.97%     6.66%      8.84%
 Return After Taxes on Distributions and Sale of Fund
   Shares...................................................   -0.78%    2.59%       6.71%          2.82%     5.98%      8.41%
CLASS B SHARES
 Return Before Taxes........................................   -0.99%    3.18%       7.84%(a)       3.18%     7.14%     10.49%(a)
CLASS C SHARES
 Return Before Taxes........................................    3.07%    3.45%       7.70%          7.18%     7.38%     10.32%
RUSSELL MIDCAP(R) GROWTH INDEX*.............................   10.66%    8.22%       8.62%         10.66%     8.22%      8.62%
CLASS I SHARES
 Return Before Taxes........................................    5.08%    4.50%       7.90%(1)       9.82%       N/A(b)  12.32%(2)
RUSSELL MIDCAP(R) GROWTH INDEX*.............................   10.66%    8.22%      -0.10%(1)      10.66%     8.22%     11.46%(2)
CLASS R SHARES
 Return Before Taxes........................................      N/A(c)   N/A(c)      N/A(c)         N/A(d)    N/A(d)     N/A(d)
RUSSELL MIDCAP(R) GROWTH INDEX*.............................      N/A      N/A         N/A            N/A       N/A        N/A

---------------
Return information is provided since: (1) 10/16/00, (2) 8/12/05.

* The Russell Midcap(R) Growth Index is an unmanaged index that measures the performance of those Russell Midcap(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap(R) Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index. The Russell 1000 Index is an index of the largest 1000 U.S. companies based on total market capitalization.

N/A -- Not Applicable

(a) The "Past 10 Years" performance for Class B Shares reflects the conversion of such shares into Class A Shares eight years after the end of the calendar month in which the shares were purchased.

(b) Class I Shares of the Acquiring Fund commenced operations on August 12, 2005 and therefore do not have 5 year return information to report.

(c) Class R Shares of the Target Fund commenced operations on March 20, 2007 and therefore do not have a full calendar year of return information to report.

(d) Class R Shares of the Acquiring Fund have not commenced operations as of the date of this Proxy Statement/Prospectus and therefore do not have any return information to report.

OTHER SERVICE PROVIDERS

  The transfer agent for each Fund is Van Kampen Investor Services Inc., a wholly owned subsidiary of Van Kampen, which is located at 522 Fifth Avenue, New York, New York 10036. The independent registered public accounting firm for the Funds is Ernst & Young LLP. The custodian for each Fund is State Street Bank and Trust Company.

GOVERNING LAW

  Each of the Target Fund and the Acquiring Fund is a series of the Van Kampen Equity Trust, a statutory trust organized under the laws of the State of Delaware. Delaware statutory trust law is specifically drafted to accommodate some of the unique corporate governance needs of management investment companies. Each Fund is subject to federal securities laws, including the 1940 Act and the rules and regulations promulgated by SEC thereunder, and applicable state securities laws.

  Consistent with Delaware law, each Fund has authorized the issuance of an unlimited number of shares. Each of the Fund's organizational documents allow the Fund's Board to create one or more separate investment portfolios and to establish a separate series of shares for each portfolio and to further subdivide the shares of a series into one or more classes.

  Neither Fund is required, and neither Fund anticipates, holding annual meetings of its shareholders. Each Fund has certain mechanics whereby shareholders can call a special meeting of their Fund. Shareholders generally have the right to approve investment advisory agreements, elect trustees, change fundamental investment policies, ratify the selection of independent auditors and vote on other matters required by law or deemed desirable by their Boards.

  The business of each of the Target Fund and the Acquiring Fund is supervised by the respective Board of such Fund. Each Board consists of the same members. For the Target Fund and the Acquiring Fund, trustee vacancies may be filled by approval of a majority of the trustees then in office subject to provisions of the 1940 Act. Trustees' terms are until the later of the election of such person's successor or resignation or removal. Each Fund has the same mandatory retirement age provisions for trustees. Trustees of each Fund may be removed with or without cause by vote of two-thirds of the shares then outstanding or by vote of two-third's of the number of trustees prior to such removal.

  Each Fund's organizational documents are filed as part of each Fund's registration statements with the SEC, and shareholders may obtain copies of such documents as described on page 3 of this Prospectus/Proxy Statement.

                      INFORMATION ABOUT THE REORGANIZATION

GENERAL

  Under the Reorganization Agreement, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class A, B, C, I and R Shares of the Acquiring Fund. The Acquiring Fund Class A, B, C, I and R Shares issued to the Target Fund will have an aggregate value equal to the aggregate value of the Target Fund shares immediately prior to the Reorganization. Upon receipt by the Target Fund of the Acquiring Fund Class A, B, C, I and R Shares, the Target Fund will distribute the shares to Target Fund shareholders. Then, as soon as practicable after the Closing Date of the Reorganization, the Target Fund will deregister as an investment company under the 1940 Act and dissolve under applicable state law.

  The Target Fund will distribute the Acquiring Fund Class A, B, C, I and R Shares received by it pro rata to its Target Fund shareholders of record in exchange for their shares in the Target Fund. This distribution will be accomplished by opening new accounts on the books of the Acquiring Fund in the names of the Target Fund shareholders and transferring to those shareholder accounts the Acquiring Fund Class A, B, C, I and R Shares previously credited on those books to the accounts of the Target Fund shareholders. Each newly-opened account on the books of the Acquiring Fund for the previous Target Fund shareholders will represent the respective pro rata number of Acquiring Fund Class A, B, C, I and R Shares due such shareholder.

  Accordingly, as a result of the Reorganization, each Target Fund shareholder would own Acquiring Fund Class A, B, C, I and R Shares that would have an aggregate value immediately after the Closing Date equal to the aggregate value of that shareholder's Target Fund shares immediately prior to the Closing Date. The interests of each of the Target Fund's shareholders will not be diluted as a result of the Reorganization. However, as a result of the Reorganization, a shareholder of the Target Fund or the Acquiring Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in any of the separate Funds.

  No sales charge or fee of any kind will be assessed to Target Fund shareholders in connection with their receipt of Acquiring Fund Class A, B, C, I and R Shares in the Reorganization.

  Approval of the Reorganization will constitute approval of amendments to any of the fundamental investment restrictions of the Target Fund that might otherwise be interpreted as impeding the Reorganization, but solely for the purpose of and to the extent necessary for consummation of the Reorganization.

TERMS OF THE REORGANIZATION AGREEMENT

  The following is a summary of the material terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the form of Reorganization Agreement, a form of which is attached as Appendix A to the Reorganization Statement of Additional Information.

  Pursuant to the Reorganization Agreement, the Acquiring Fund will acquire all of the assets and the liabilities of the Target Fund on the Closing Date in exchange for Class A, B, C, I and R Shares of the Acquiring Fund.

  Subject to the Target Fund's shareholders approving the Reorganization, the Closing Date will be within 15 business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the Meeting or such later date as soon as practicable thereafter as the Acquiring Fund and the Target Fund may mutually agree.

  On the Closing Date, the Target Fund will transfer to the Acquiring Fund all of its assets and liabilities. The Acquiring Fund will in turn transfer to the Target Fund a number of its Class A, B, C, I and R Shares equal in value to the value of the net assets of the Target Fund transferred to the Acquiring Fund as of the Closing Date, as determined in accordance with the valuation method described in the Acquiring Fund's then current prospectus. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the Target Fund will distribute on or before the Closing Date all or substantially all of its undistributed net investment income (including net capital gains) as of such date.

  The Target Fund expects to distribute the Class A, B, C, I and R Shares of the Acquiring Fund to its shareholders promptly after the Closing Date and then dissolve pursuant to a plan of dissolution adopted by the Board.

  The Acquiring Fund and the Target Fund have made certain standard representations and warranties to each other regarding their capitalization, status and conduct of business. Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

  - the approval of the Reorganization by the Target Fund's shareholders;

  - the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

  - the receipt of all necessary approvals, registrations and exemptions under federal and state laws;

  - the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties' agreements, obligations and covenants required by the Reorganization Agreement;

  - the effectiveness under applicable law of the registration statement of the Acquiring Fund of which this Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933, as amended, pertaining thereto; and

  - the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization (as further described herein under the heading "Material Federal Income Tax Consequences of the Reorganization").

  The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the Target Fund, provided that no such amendment after such approval shall be made if it would have a material adverse affect on the interests of the Target Fund's shareholders. The Reorganization Agreement also may be terminated by the non-breaching party if there has been a material misrepresentation, material breach of any representation or warranty, material breach of contract or failure of any condition to closing.

  The Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the Target Fund's shareholders (as described more fully in "Reasons for the Proposed Reorganization" below) and that the interests of the Target Fund's existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

REASONS FOR THE PROPOSED REORGANIZATION

  The Board, based upon its evaluation of all relevant information, has determined that the Reorganization will benefit the Target Fund shareholders in several ways. The Board believes that the Reorganization would permit the Target Fund's shareholders to (i) achieve certain economies of scale from the combined fund's larger net asset size upon consummation of the Reorganization and the potentially lower operating expenses associated therewith, (ii) eliminate the duplication of services and expenses that currently exists as a result of the separate operations of the Funds and (iii) obtain potentially greater portfolio diversity and potentially lower portfolio transaction costs.

  The Board believes that combining the Target Fund's assets with the assets of the Acquiring Fund should lead to reduced total operating expenses for shareholders of the Target Fund, on a per share basis, by allowing fixed and relatively fixed costs, such as accounting, legal and printing expenses, to be spread over a larger asset base. Any reductions in expenses on a per share basis should, in turn, have a favorable effect on the relative total return to shareholders.

  In addition, the Board believes that consolidating the Target Fund with the Acquiring Fund should eliminate the duplication of services and expenses that currently exists as a result of their separate operations. Consolidating the separate operation of the Target Fund with the Acquiring Fund should promote more efficient operations on a more cost-effective basis.

MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION

  The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. This discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the Internal Revenue Service ("IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. persons who hold shares of the Target Fund as capital assets for federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No assurance can be given that the IRS would not assert or that a court would not sustain a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

  It is a condition to closing the Reorganization that the Target Fund and the Acquiring Fund receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to each Fund ("Skadden Arps"), dated as of the Closing Date, regarding the characterization of the Reorganization as a "reorganization" within the meaning of Section 368(a) of the Code. As such a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:

  - No gain or loss will be recognized by the Target Fund or the Acquiring Fund upon the transfer of the assets of the Target Fund to the Acquiring Fund in exchange solely for Acquiring Fund Class A, B, C, I and R Shares and the assumption by the Acquiring Fund of the liabilities of the Target Fund, and the subsequent liquidation of the Target Fund.

  - No gain or loss will be recognized by a shareholder of the Target Fund who exchanges all of his, her or its Class A, B, C, I and R Shares of such Target Fund solely for, respectively, Class A, B, C, I and R Shares of the Acquiring Fund pursuant to the Reorganization.

  - The aggregate tax basis of the Acquiring Fund Class A, B, C, I and R Shares received by a Target Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of, respectively, Class A, B, C, I and R Shares of the Target Fund surrendered in exchange therefor.

  - The holding period of the Acquiring Fund Class A, B, C, I and R Shares received by a Target Fund shareholder pursuant to the Reorganization will include the holding period of, respectively, Class A, B, C, I and R Shares of the Target Fund surrendered in exchange therefor.

  - The Acquiring Fund's tax basis in the Target Fund's assets received by the Acquiring Fund pursuant to the Reorganization will equal the tax basis of such assets in the hands of the Target Fund immediately prior to the Reorganization, and the Acquiring Fund's holding period of such assets will include the period during which the assets were held by the Target Fund.

  The opinion of Skadden Arps will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden Arps will also rely upon certain representations of the management of the Acquiring Fund and the Target Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

  The Acquiring Fund intends to continue to be taxed under the rules applicable to registered investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the Target Fund and its shareholders.

  Prior to the Closing Date, the Target Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

  The Acquiring Fund will succeed to the capital loss carryforwards of the Target Fund, which will be subject to the limitations described below. Both the Acquiring Fund and the Target Fund have capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset their respective capital gains. As a result of the Reorganization, however, the Target Fund will likely undergo an "ownership change" for tax purposes (because the Target Fund is currently smaller than the Acquiring Fund), and accordingly, the capital loss carryforwards of the Target Fund (and certain "built-in losses") will be limited by the operation of the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual amount (generally the product of the net asset value of the Target Fund immediately prior to the ownership change and an interest rate established by the IRS for the month of the Closing

Date in 2008 (for example, such rate is 4.49% for November, 2007)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. The Acquiring Fund's capital loss carryforwards should not be limited solely by reason of the Reorganization. In addition, for five years beginning after the Closing Date of the Reorganization, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards (and certain "built-in losses") attributable to the other Fund.

EXPENSES OF THE REORGANIZATION

  If the Reorganization is approved by shareholders, the expenses incurred for the Reorganization will be allocated among the Funds based on the anticipated quantifiable benefits to each party, which for the Funds is based on any estimated savings in net operating expenses as shown above in "Comparison of the Funds -- Expenses." The Acquiring Fund is not expected to see a decline in its net operating expenses upon completion of the Reorganization; accordingly, the Acquiring Fund will not pay any expenses associated with the Reorganization. The Adviser has agreed to waive or reimburse a portion of the Acquiring Fund's management fees and other expenses so that for at least one year following the Reorganization the Acquiring Fund's total operating expenses as a percentage of average daily net assets do not exceed the Acquiring Fund's total operating expenses as a percentage of average daily net assets immediately prior to the closing of the Reorganization (which expenses were 1.24% with respect to Class A Shares, 1.99% with respect to Class B Shares, 1.99% with respect to Class C Shares, 0.99% with respect to Class I Shares and 1.49% with respect to Class R Shares as of September 30, 2007). It is estimated that the Target Fund will experience an approximately 0.14% decline in its net operating expenses after giving effect to a voluntary fee waiver agreed to by the Adviser for at least one year after the completion of the Reorganization (or an approximately 0.11% decline in its total operating expenses without giving effect to such voluntary fee waiver). Accordingly, the Target Fund will pay all of the Reorganization expenses. If the Acquiring Fund's fee waiver is discontinued, or if asset levels decline, the Target Fund's estimated savings may not be achieved. It is not anticipated that the Adviser or the Acquiring Fund will experience any savings as a result of the Reorganization. If the Reorganization is not approved by shareholders, the Adviser will bear the costs of the proposed Reorganization. Reorganization expenses include, but are not limited to: all costs related to the preparation and distribution of materials distributed to the Boards; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Prospectus/Proxy Statement; legal fees incurred preparing each Fund's materials for the Boards, attending each Fund's Board meetings and preparing the Board minutes; auditing fees associated with each Fund's financial statements; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Management of the Funds estimates the total cost of the Reorganization to be approximately $1,483,000.

CONTINUATION OF SHAREHOLDER ACCOUNTS AND PLANS; SHARE CERTIFICATES

  If the Reorganization is approved, the Acquiring Fund will establish an account for each Target Fund shareholder containing the appropriate number of shares of the Acquiring Fund. The shareholder services and shareholder programs of the Acquiring Fund and the Target Fund are substantially similar. Shareholders of the Target Fund who are accumulating Target Fund shares under the dividend reinvestment plan, or who are receiving payment under the systematic withdrawal plan with respect to such Target Fund shares, will retain the same rights and privileges after the Reorganization in connection with the Acquiring Fund Class A, B, C, I or R Shares received in the Reorganization through substantially similar plans maintained by the Acquiring Fund.

  It will not be necessary for shareholders of the Target Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the Target Fund, such certificates will become null and void. However, Target Fund shareholders holding such certificates may want to present such certificates to receive certificates of the Acquiring Fund (to simplify substantiation of and to preserve the tax basis of separate lots of shares).

LEGAL MATTERS

  Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of Class A, B, C, I and R Shares of the Acquiring Fund will be passed on by Skadden Arps, 333 West Wacker Drive, Chicago, Illinois 60606, which serves as counsel to each of the Funds. Wayne W. Whalen, a partner of Skadden Arps, is a trustee of each of the Funds.

SHAREHOLDER APPROVAL

  The Board has unanimously approved the Reorganization, subject to shareholder approval. Shareholder approval of the Reorganization Agreement requires the affirmative vote of shareholders of the Target Fund representing a majority of the outstanding shares of the Target Fund. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE REORGANIZATION.

                               OTHER INFORMATION

SHAREHOLDER INFORMATION

  At the close of business on January 4, 2008 (the "Record Date"), the Acquiring
Fund had outstanding          Class A Shares,          Class B Shares,
Class C Shares,          Class I Shares and          Class R Shares. As of the
Record Date, the trustees and officers of the Acquiring Fund as a group owned less than 1% of the shares of the Acquiring Fund. As of the Record Date, no person was known by the Acquiring Fund to own beneficially or of record as much as 5% of the Class A, B, C, I or R Shares of the Acquiring Fund except as follows:

                                                                  APPROXIMATE
                                                                 PERCENTAGE OF
SHAREHOLDER AND ADDRESS                   CLASS OF SHARES          OWNERSHIP
-----------------------                   ---------------        -------------

  At the close of business on the Record Date, the Target Fund had outstanding
         Class A Shares,          Class B Shares,          Class C Shares,
         Class I Shares and          Class R Shares. As of the Record Date, the
trustees and officers of the Target Fund as a group owned less than 1% of the shares of the Target Fund. As of the Record Date, no person was known by the Fund to own beneficially or of record as much as 5% of the Class A, B, C, I or R Shares of the Target Fund except as follows:

                                                                  APPROXIMATE
                                                                 PERCENTAGE OF
SHAREHOLDER AND ADDRESS                   CLASS OF SHARES          OWNERSHIP
-----------------------                   ---------------        -------------

SHAREHOLDER PROPOSALS

  The Funds do not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of a Fund should send such proposal to the respective Fund at 1 Parkview Plaza -- Suite 100, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC require that, among other things, a shareholder's proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included in any proxy statement.

SOLICITATION OF PROXIES

  Solicitation of proxies is being made primarily by the mailing of this Notice
and Prospectus/Proxy Statement with its enclosures on or about January   , 2008.
Shareholders of the Target Fund whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the Adviser and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile or oral communication. The Target Fund may retain Computershare Fund Services, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies at an estimated cost of
approximately $      . The proxy solicitation expenses are an expense of the
Reorganization and will be allocated proportionately based on the expected benefits of the Reorganization as described herein.

OTHER MATTERS TO COME BEFORE THE MEETING

  The Board knows of no business other than that described in the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on such proposals, provided that they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

                      VOTING INFORMATION AND REQUIREMENTS

  The affirmative vote of shareholders representing a majority of the outstanding shares of the Target Fund is required to approve the Reorganization Agreement. The Board has fixed the close of business on January 4, 2008 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meeting. Target Fund shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.

  Target Fund shareholders may vote by appearing in person at the Meeting, by returning the enclosed proxy ballot or by casting their vote by telephone or internet using the instructions provided on the enclosed proxy card. Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the secretary of the Target Fund or by voting in person at the Meeting. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted "FOR" the approval of the proposed Reorganization. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" each proposal as to which it is entitled to vote. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) have the same effect as votes "AGAINST" the Reorganization, since approval of the proposal is based on the affirmative vote of a majority of the total shares outstanding. A majority of the outstanding shares entitled to vote must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

  In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, proxies (including abstentions and broker non-votes) will be voted in favor of one or more adjournments of the Meeting to permit further solicitation of proxies on the proposed Reorganization, provided that the Board determines that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the particular proposals, the percentage of votes then cast, the percentage of negative votes cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Meeting to be adjourned.

  If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

                                       Stefanie V. Chang Yu
                                       Vice President and Secretary

December 28, 2007

                         [VAN KAMPEN INVESTMENTS LOGO]

     The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                SUBJECT TO COMPLETION DATED -- NOVEMBER 13, 2007

                      STATEMENT OF ADDITIONAL INFORMATION

          RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

                       VAN KAMPEN AGGRESSIVE GROWTH FUND

                        BY AND IN EXCHANGE FOR SHARES OF

                         VAN KAMPEN MID CAP GROWTH FUND

                               DECEMBER 28, 2007

                             ---------------------

     This Statement of Additional Information is available to the shareholders of the Van Kampen Aggressive Growth Fund (the "Target Fund") in connection with proposed reorganization (the "Reorganization") whereby all of the assets and liabilities of the Target Fund would be transferred to Van Kampen Mid Cap Growth Fund (the "Acquiring Fund") in exchange for Class A, B, C, I and R Shares of the Acquiring Fund. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus/Proxy Statement dated December 28, 2007 related to the Reorganization (the "Prospectus/Proxy Statement").

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. A copy of the Prospectus/Proxy Statement may be obtained, without charge, by writing to the Van Kampen Client Relations Department at 1 Parkview Plaza -- Suite 100, P.O. Box 5555, Oakbrook Terrace, Illinois 60181-5555 or by calling 1-800-847-2424.

     The Acquiring Fund will provide, without charge, upon the request of any person to whom this Statement of Additional Information is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Statement of Additional Information is a part.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Proposed Reorganization.....................................   1
Additional Information About the Funds......................   1
Financial Statements........................................   2
Pro Forma Financial Statements..............................   2

                            PROPOSED REORGANIZATION

     The shareholders of the Target Fund are being asked to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") pursuant to which the Target Fund would (i) transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class A, B, C, I and R Shares of the Acquiring Fund, (ii) distribute such shares to its shareholders and (iii) be dissolved. A form of the Reorganization Agreement is attached hereto as Appendix A.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

     Incorporated herein by reference in its entirety is the Statement of Additional Information for the Van Kampen Aggressive Growth Fund dated July 31, 2007 as supplemented, which has been filed with the Securities and Exchange Commission (the "SEC") and is attached hereto as Appendix B.

     Incorporated herein by reference in its entirety is the Statement of Additional Information for the Van Kampen Mid Cap Growth Fund dated July 31, 2007, which has been filed with the SEC and is attached as Appendix C.

                              FINANCIAL STATEMENTS

     Incorporated herein by reference in their respective entireties are (i) the audited annual financial statements, including the opinion of independent registered public accounting firm, of the Target Fund, dated March 31, 2007, included as part of the Van Kampen Equity Trust Form N-CSR as filed with the SEC on May 29, 2007, (ii) the unaudited semi-annual financial statements of the Target Fund, dated September 30, 2007, included as part of the Van Kampen Equity
Trust Form N-CSRS as filed with the SEC on November   , 2007, (iii) the audited
annual financial statements, including the opinion of independent registered public accounting firm, of the Acquiring Fund, dated March 31, 2007, included as part of the Van Kampen Equity Trust Form N-CSR as filed with the SEC on May 29, 2007, and (iv) the unaudited semi-annual financial statements of the Acquiring Fund, dated September 30, 2007, included as part of the Van Kampen Equity Trust
Form N-CSRS as filed with the SEC on November   , 2007. Annual and semi-annual
reports referenced as part of a Fund's filing on Form N-CSR or Form N-CSRS may be obtained by following the instructions on the cover of this Statement of Additional Information and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site(http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, 100 F Street, N.E. Washington, DC 20549-0102.

                         PRO FORMA FINANCIAL STATEMENTS

     Attached hereto as Appendix D are unaudited pro forma financial statements of the Acquiring Fund giving effect to the Reorganization.

                                                                      APPENDIX A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

                                    FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

         This Agreement and Plan of Reorganization (the "Agreement") is made as
of          by Van Kampen Equity Trust (the "Equity Trust"), a registered open-end investment company, SEC File No. 811-04805, on behalf of its series, Van Kampen Mid Cap Growth Fund (the "Acquiring Fund") and Van Kampen Aggressive Growth Fund (the "Target Fund").

                              W I T N E S S E T H:

         WHEREAS, the Board of Trustees of the Equity Trust, on behalf of the Acquiring Fund (the "Acquiring Fund Board"), and the Target Fund (the "Target Fund Board" and, together with the Acquiring Fund Board, the "Boards"), have determined that entering into this Agreement whereby the Target Fund would transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, is in the best interests of the shareholders of their respective fund; and

         WHEREAS, the parties intend that this transaction qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code");

         NOW, THEREFORE, in consideration of the mutual promises contained herein, and intending to be legally bound hereby, the parties hereto agree as follows:

1.       PLAN OF TRANSACTION.

         A. TRANSFER OF ASSETS. Upon satisfaction of the conditions precedent set forth in Sections 7 and 8 hereof, the Target Fund will convey, transfer and deliver to the Acquiring Fund at the closing, provided for in Section 2 hereof, all of the existing assets of the Target Fund (including accrued interest to the Closing Date) (as defined below)), free and clear of all liens, encumbrances and claims whatsoever (the assets so transferred collectively being referred to as the "Assets").

         B. CONSIDERATION. In consideration thereof, the Acquiring Fund agrees that the Acquiring Fund at the closing will (i) deliver to the Target Fund, full and fractional Class A, Class B, Class C, Class I and Class R common shares of beneficial interest, $0.01 par value per share, of the Acquiring Fund with an aggregate net asset value equal to the aggregate dollar value of the Assets net of any liabilities of the Target Fund described in Section 3.E. hereof (the "Liabilities") determined pursuant to Section 3.A. of this Agreement (collectively, the "Acquiring Fund Shares") and (ii) assume all of the Liabilities of the Target Fund. The calculation of full and fractional Acquiring Fund Shares to be exchanged shall be carried out to no less than two (2) decimal places. All Acquiring Fund Shares delivered to the Target Fund in exchange for such Assets shall be delivered at net asset value without sales load, commission or other transactional fees being imposed.

2.       CLOSING OF THE TRANSACTION.

         CLOSING DATE. The closing shall occur within fifteen (15) business days after the later of the receipt of all necessary regulatory approvals and the final adjournment of the meeting of shareholders of the Target Fund at which this Agreement will be considered and approved, or such later date as soon as practicable thereafter, as the parties may mutually agree (the "Closing Date"). On the Closing Date, the Acquiring Fund shall deliver to the Target Fund the Acquiring Fund Shares in the amount determined pursuant to Section 1.B. hereof and the Target Fund thereafter shall, in order to effect the distribution of such shares to the Target Fund shareholders, instruct the Acquiring Fund to register the pro rata interest in the Acquiring Fund Shares (in full and fractional shares) of each of the holders of record of shares of the Target Fund in accordance with their holdings of Class A, Class B, Class C, Class I or Class R shares of the Target Fund and shall provide as part of such instruction a complete and updated list of such holders (including addresses and taxpayer identification numbers), and the Acquiring Fund agrees promptly to comply with said instruction. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such instruction, but shall assume that such instruction is valid, proper and correct.

3.       PROCEDURE FOR REORGANIZATION.

         A. VALUATION. The value of the Assets and Liabilities of the Target Fund to be transferred and assumed, respectively, by the Acquiring Fund shall be computed as of the Closing Date, in the manner set forth in the most recent Prospectus and Statement of Additional Information of the Acquiring Fund (collectively, the "Acquiring Fund Prospectus"), copies of which have been delivered to the Target Fund.

         B. DELIVERY OF FUND ASSETS. The Assets shall be delivered to State Street Bank and Trust Company or other custodian as designated by the Acquiring Fund (collectively the "Custodian") for the benefit of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute a good delivery thereof, free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers, and shall be accompanied by all necessary state stock transfer stamps, if any, the cost of which shall be borne by the Target Fund and the Acquiring Fund, in proportion to their respective declines in total operating expenses, if any.

         C. FAILURE TO DELIVER SECURITIES. If the Target Fund is unable to make delivery pursuant to Section 3.B. hereof to the Custodian of any of the securities of the Target Fund then, in lieu of such delivery, the Target Fund shall deliver to the Custodian, with respect to said securities, executed copies of an agreement of assignment and due bills, together with such other documents as may be required by the Acquiring Fund or Custodian.

         D. SHAREHOLDER ACCOUNTS. The Acquiring Fund, in order to assist the Target Fund in the distribution of the Acquiring Fund Shares to the Target Fund shareholders after delivery of the Acquiring Fund Shares to the Target Fund, will establish pursuant to the request of the Target Fund an open account with the Acquiring Fund for each shareholder of the Target Fund and, upon request by the Target Fund, shall transfer to such accounts, the exact number of Acquiring Fund Shares then held by the Target Fund specified in the instruction provided pursuant to Section 2 hereof. The Acquiring Fund is not required to issue certificates representing Acquiring Fund Shares unless requested to do so by a shareholder. Upon liquidation or dissolution of the Target Fund, certificates representing shares of the Target Fund shall become null and void.

         E. LIABILITIES. The Liabilities shall include all of the Target Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

         F. EXPENSES. In the event that the transactions contemplated herein are consummated, the Target Fund and the Acquiring Fund will pay, in proportion to their respective projected declines in total operating expenses, if any, the expenses of the Reorganization, including the costs of the special meeting of shareholders of the Target Fund. In addition, as part of the Reorganization, the Target Fund will write off its remaining unamortized organizational expenses, which shall be reimbursed by Van Kampen Asset Management (or a subsidiary or affiliate thereof). In the event that the transactions contemplated herein are not consummated for any reason, then all reasonable outside expenses incurred to the date of termination of this Agreement shall be borne by Van Kampen Asset Management (or a subsidiary or affiliate thereof).

         G. DISSOLUTION. As soon as practicable after the Closing Date but in no event later than one year after the Closing Date, the Target Fund shall voluntarily dissolve and completely liquidate by taking, in accordance with the law in the state of its organization and federal securities laws, all steps as shall be necessary and proper to effect a complete liquidation and dissolution of the Target Fund. Immediately after the Closing Date, the share transfer books relating to the Target

Fund shall be closed and no transfer of shares shall thereafter be made on such books.

4.       REPRESENTATIONS AND WARRANTIES OF THE TARGET FUND.

         The Target Fund hereby represents and warrants to the Acquiring Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Acquiring Fund that:

         A. ORGANIZATION. The Target Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Target Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Target Fund. The Target Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Target Fund.

         B. REGISTRATION. The Equity Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and such registration has not been revoked or rescinded. The Target Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding common shares of beneficial interest of the Target Fund have been duly authorized and are validly issued, fully paid and nonassessable and not subject to pre-emptive or dissenters' rights.

         C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Target Fund audited as of and for the year ended June 30, 2007, true and complete copies of which have been heretofore furnished to the Acquiring Fund, fairly represent the financial condition and the results of operations of the Target Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

         D. FINANCIAL STATEMENTS. The Target Fund shall furnish to the Acquiring Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of the Target Fund's operations as of, and for the periods ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved and the results of its operations and changes in financial position for the period then ended; and such financial statements shall be certified by the Treasurer of the Target Fund as complying with the requirements hereof.

         E. CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent Liabilities of the Target Fund not disclosed in the financial statements delivered pursuant to Sections 4.C. and 4.D. which would materially affect the Target Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Target Fund which would, if adversely determined, materially affect the Target Fund's financial condition. All Liabilities were incurred by the Target Fund in the ordinary course of its business.

         F. MATERIAL AGREEMENTS. The Target Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and except as referred to in the most recent Prospectus and Statement of Additional Information of the Target Fund (collectively, the "Target Fund Prospectus") there are no material agreements outstanding relating to the Target Fund to which the Target Fund is a party.

         G. STATEMENT OF EARNINGS. As promptly as practicable, but in any case no later than 30 calendar days after the Closing Date, the Target Fund shall furnish the Acquiring Fund with a statement of the earnings and profits of the Target Fund within the meaning of the Code as of the Closing Date.

         H. TAX RETURNS. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Target Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Target Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

         I. CORPORATE AUTHORITY. The Target Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Target Fund Board, and except for obtaining approval of the Target Fund shareholders, no other corporate acts or proceedings by the Target Fund are necessary to authorize this Agreement and the transactions contemplated herein.

This Agreement has been duly executed and delivered by the Target Fund and constitutes a valid and binding obligation of the Target Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights generally, or by general principles of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

         J. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Target Fund does not and will not (i) result in a material violation of any provision of the Target Fund's organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Target Fund, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Target Fund is subject, or (iv) result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Target Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Target Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement.

         K. ABSENCE OF CHANGES. From the date of this Agreement through the Closing Date, there shall not have been:

         (1) any change in the business, results of operations, assets, or financial condition or the manner of conducting the business of the Target Fund, other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business;

         (2) issued by the Target Fund any option to purchase or other right to acquire shares of the Target Fund to any person other than subscriptions to purchase shares at net asset value in accordance with terms in the Target Fund Prospectus;

         (3) any entering into, amendment or termination of any contract or agreement by the Target Fund, except as otherwise contemplated by this Agreement;

         (4) any indebtedness incurred, other than in the ordinary course of business, by the Target Fund for borrowed money or any commitment to borrow money entered into by the Target Fund;

         (5) any amendment of the Target Fund's organizational documents; or

         (6) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the Target Fund other than a lien for taxes not yet due and payable.

         L. TITLE. On the Closing Date, the Target Fund will have good and marketable title to the Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable, and full right, power and authority to sell, assign, transfer and deliver such Assets; upon delivery of such Assets, the Acquiring Fund will receive good and marketable title to such Assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, other than a lien for taxes not yet due and payable.

         M. PROSPECTUS/PROXY STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein, as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if it shall have been amended or supplemented, conform and will conform as they relate to the Target Fund, in all material respects, to the applicable requirements of the applicable federal and state securities laws and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 4.M. apply to statements or omissions made in reliance upon and in conformity with written information concerning the Acquiring Fund furnished to the Target Fund by the Acquiring Fund.

         N. TAX QUALIFICATION. The Target Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.

         O. FAIR MARKET VALUE. The fair market value on a going concern basis of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

         P. TARGET FUND LIABILITIES. Except as otherwise provided for herein, the Target Fund shall use reasonable efforts, consistent with its ordinary operating procedures, to repay in full any indebtedness for borrowed money and have discharged or reserved against all of the Target Fund's known debts, liabilities and obligations including expenses, costs and charges whether absolute or contingent, accrued or unaccrued.

5.       REPRESENTATIONS AND WARRANTIES OF THE ACQUIRING FUND.

         The Acquiring Fund hereby represents and warrants to the Target Fund, which representations and warranties are true and correct on the date hereof, and agrees with the Target Fund that:

         A. ORGANIZATION. The Acquiring Fund is duly formed and in good standing under the laws of the state of its organization and is duly authorized to transact business in the state of its organization. The Acquiring Fund is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business and the business thereof as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund.

         B. REGISTRATION. The Equity Trust is registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded. The Acquiring Fund is in compliance in all material respects with the 1940 Act, and the rules and regulations thereunder with respect to its activities. All of the outstanding shares of common stock of the Acquiring Fund have been duly authorized and are validly issued, fully paid and non-assessable and not subject to pre-emptive or dissenters' rights.

         C. AUDITED FINANCIAL STATEMENTS. The statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets of the Acquiring Fund audited as of and for the year ended June 30, 2007, true and complete copies of which have been heretofore furnished to the Target Fund, fairly represent the financial condition and the results of operations of the Acquiring Fund as of and for their respective dates and periods in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved.

         D. FINANCIAL STATEMENTS. The Acquiring Fund shall furnish to the Target Fund within five (5) business days after the Closing Date, an unaudited statement of assets and liabilities and the portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position and portfolio of investments and the results of its operations as of, and for the period ending on, the dates of such statements in conformity with generally accepted accounting principles applied on a consistent basis during the period involved and the results of its operations and changes in financial position for the periods then ended; and such financial statements shall be certified by the Treasurer of the Acquiring Fund as complying with the requirements hereof.

         E. CONTINGENT LIABILITIES. There are, and as of the Closing Date will be, no contingent liabilities of the Acquiring Fund not disclosed in the financial statements delivered pursuant to Sections 5.C. and 5.D. which would materially affect the Acquiring Fund's financial condition, and there are no legal, administrative, or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would, if adversely determined, materially affect the Acquiring Fund's financial condition. All Liabilities were incurred by the Acquiring Fund in the ordinary course of its business.

         F. MATERIAL AGREEMENTS. The Acquiring Fund is in compliance with all material agreements, rules, laws, statutes, regulations and administrative orders affecting its operations or its assets; and, except as referred to in the Acquiring Fund Prospectus there are no material agreements outstanding relating to the Acquiring Fund to which the Acquiring Fund is a party.

         G. TAX RETURNS. At the date hereof and on the Closing Date, all federal and other material tax returns and reports of the Acquiring Fund required by law to have been filed by such dates shall have been filed, and all federal and other taxes shown thereon shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return.

         H. CORPORATE AUTHORITY. The Acquiring Fund has the necessary power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein have been duly authorized by the Acquiring Fund Board, no other corporate acts or proceedings by the Acquiring Fund are necessary to authorize this Agreement and the transactions contemplated herein. This Agreement has been duly executed and delivered by the Acquiring Fund and constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws affecting creditors' rights generally, or by general principals of equity (regardless of whether enforcement is sought in a proceeding at equity or law).

         I. NO VIOLATION; CONSENTS AND APPROVALS. The execution, delivery and performance of this Agreement by the Acquiring Fund does not and will not (i) result in a material violation of any provision of the Acquiring Fund's organizational documents, (ii) violate any statute, law, judgment, writ, decree, order, regulation or rule of any court or governmental authority applicable to the Acquiring Fund, (iii) result in a material violation or breach of, or constitute a default under any material contract, indenture, mortgage, loan agreement, note, lease or other instrument or obligation to which the Acquiring Fund is subject, or (iv) result in the creation or imposition or any lien, charge or encumbrance upon any property or assets of the Acquiring Fund. Except as have been obtained, (i) no consent, approval, authorization, order or filing with or notice to any court or governmental authority or agency is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement and (ii) no consent of or notice to any third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement.

         J. ABSENCE OF PROCEEDINGS. There are no legal, administrative or other proceedings pending or, to its knowledge, threatened against the Acquiring Fund which would materially affect its financial condition.

         K. ACQUIRING FUND SHARES: REGISTRATION. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof will be duly registered under the Securities Act of 1933, as amended (the "Securities Act"), and all applicable state securities laws.

         L. ACQUIRING FUND SHARES: AUTHORIZATION. The Acquiring Fund Shares to be issued pursuant to Section 1 hereof have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and non-assessable, will not be subject to pre-emptive or dissenters' rights and will conform in all material respects to the description thereof contained in the Acquiring Fund's Prospectus furnished to the Target Fund.

         M. ABSENCE OF CHANGES. From the date hereof through the Closing Date, there shall not have been any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the Acquiring Fund, other than changes in the ordinary course of its business, which has had a material adverse effect on such business, results of operations, assets, financial condition or manner of conducting business.

         N. REGISTRATION STATEMENT. The Registration Statement and the Prospectus/Proxy Statement contained therein as of the effective date of the Registration Statement, and at all times subsequent thereto up to and including the Closing Date, as amended or as supplemented if they shall have been amended or supplemented, conforms and will conform, as they relate to the Acquiring Fund, in all material respects, to the applicable requirements of the applicable federal securities laws and the rules and regulations of the SEC thereunder, and do not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations or warranties in this Section 5 apply to statements or omissions made in reliance upon and in conformity with written information concerning the Target Fund furnished to the Acquiring Fund by the Target Fund.

         O. TAX QUALIFICATION. The Acquiring Fund has qualified as a regulated investment company within the meaning of Section 851 of the Code for each of its taxable years; and has satisfied the distribution requirements imposed by
Section 852 of the Code for each of its taxable years.

6.       COVENANTS.

         During the period from the date of this Agreement and continuing until the Closing Date, the Target Fund and Acquiring Fund agree as follows (except as expressly contemplated or permitted by this Agreement):

         A. OTHER ACTIONS. The Target Fund and Acquiring Fund shall operate only in the ordinary course of business consistent with prior practice. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

         B. GOVERNMENT FILINGS; CONSENTS. The Target Fund and Acquiring Fund shall file all reports required to be filed by the Target Fund and Acquiring Fund with the SEC between the date of this Agreement and the Closing Date and shall deliver to the other party copies of all such reports promptly after the same are filed. Except where prohibited by applicable statutes and regulations, each party shall promptly provide the other (or its counsel) with copies of all other filings made by such party with any state, local or federal government agency or entity in connection with this Agreement or the transactions contemplated hereby. Each of the Target Fund and the Acquiring Fund shall use all reasonable efforts to obtain all consents, approvals and authorizations required in connection with the consummation of the transactions contemplated by this Agreement and to make all necessary filings with the appropriate federal and state officials.

         C. PREPARATION OF THE REGISTRATION STATEMENT AND THE PROSPECTUS/PROXY STATEMENT. In connection with the Registration Statement and the Prospectus/Proxy Statement, each party hereto will cooperate with the other and furnish to the other the information relating to the Target Fund or Acquiring Fund, as the case may be, required by the Securities Act or the Securities Exchange Act of 1934 and the rules and regulations thereunder, as the case may be, to be set forth in the Registration Statement or the Prospectus/Proxy Statement, as the case may be. The Target Fund shall promptly prepare for filing with the SEC the Prospectus/Proxy Statement and the Acquiring Fund shall promptly prepare and file with the SEC the Registration Statement, in which the Prospectus/Proxy Statement will be included as a prospectus. In connection with the Registration Statement, insofar as it relates to the Target Fund and its affiliated persons, the Acquiring Fund shall only include such information as is approved by the Target Fund for use in the Registration Statement. The Acquiring Fund shall not amend or supplement any such information regarding the Target Fund and such affiliates without the prior written consent of the Target Fund which consent shall not be unreasonably withheld or delayed. The Acquiring Fund shall promptly notify and provide the Target Fund with copies of all amendments or supplements filed with respect to the Registration Statement. The Acquiring Fund shall use all reasonable efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after such filing. The Acquiring Fund shall also take any action (other than qualifying to do business in any jurisdiction in which it is now not so qualified) required to be taken under any applicable state securities laws in connection with the issuance of the Acquiring Fund Shares in the transactions contemplated by this Agreement, and the Target Fund shall furnish all information concerning the Target Fund and the holders of the Target Fund's shares as may be reasonably requested in connection with any such action.

         D. ACCESS TO INFORMATION. During the period prior to the Closing Date, the Target Fund shall make available to the Acquiring Fund a copy of each report, schedule, registration statement and other document (the "Documents") filed or received by it during such period pursuant to the requirements of federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law). During the period prior to the Closing Date, the Acquiring Fund shall make available to the Target Fund each Document pertaining to the transactions contemplated hereby filed or received by it during such period pursuant to federal or state securities laws or federal or state banking laws (other than Documents which such party is not permitted to disclose under applicable law).

         E. SHAREHOLDERS MEETING. The Target Fund shall call a meeting of the Target Fund shareholders to be held as promptly as practicable for the purpose of voting upon the approval of this Agreement and the transactions contemplated herein, and shall furnish a copy of the Prospectus/Proxy Statement and form of proxy to each shareholder of the Target Fund as of the record date for such meeting. The Target Fund Board shall recommend to the Target Fund shareholders approval of this Agreement and the transactions contemplated herein, subject to fiduciary obligations under applicable law.

         F. COORDINATION OF PORTFOLIOS. The Target Fund and Acquiring Fund covenant and agree to coordinate the respective portfolios of the Target Fund and Acquiring Fund from the date of the Agreement up to and including the Closing Date in order that at Closing, when the Assets are added to the Acquiring Fund's portfolio, the resulting portfolio will meet the Acquiring Fund's investment objective, policies and restrictions, as set forth in the Acquiring Fund's Prospectus, a copy of which has been delivered to the Target Fund.

         G. DISTRIBUTION OF THE SHARES. At closing the Target Fund covenants that it shall cause to be distributed the Acquiring Fund Shares in the proper pro rata amount for the benefit of Target Fund's shareholders and such that the Target Fund shall not continue to hold amounts of said shares so as to cause a violation of Section 12(d)(1) of the 1940 Act. The Target Fund covenants further that, pursuant to Section 3.G., it shall liquidate and dissolve as promptly as practicable after the Closing Date. The Target Fund covenants to use all reasonable efforts to cooperate with the Acquiring Fund and the Acquiring Fund's transfer agent in the distribution of said shares.

         H. BROKERS OR FINDERS. Except as disclosed in writing to the other party prior to the date hereof, each of the Target Fund and the Acquiring Fund represents that no agent, broker, investment banker, financial advisor or other firm or person is or will be entitled to any broker's or finder's fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement, and each party shall hold the other harmless from and against any and all claims, liabilities or obligations with respect to any such fees, commissions or expenses asserted by any person to be due or payable in connection with any of the transactions contemplated by this Agreement on the basis of any act or statement alleged to have been made by such first party or its affiliate.

         I. ADDITIONAL AGREEMENT. In case at any time after the Closing Date any further action is necessary or desirable in order to carry out the purposes of this Agreement, the proper trustees and officers of each party to this Agreement shall take all such necessary action.

         J. PUBLIC ANNOUNCEMENTS. For a period of time from the date of this Agreement to the Closing Date, the Target Fund and the Acquiring Fund will consult with each other before issuing any press releases or otherwise making any public statements with respect to this Agreement or the transactions contemplated herein and shall not issue any press release or make any public statement prior to such consultation, except as may be required by law.

         K. TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Fund nor the Target Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquiring Fund and the Target Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP ("Skadden"), counsel to the Acquiring Fund and the Target Fund, to render the tax opinion required herein.

         L. DECLARATION OF DIVIDEND. At or immediately prior to the Closing Date, the Target Fund shall declare and pay to its stockholders a dividend or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

7.       CONDITIONS TO OBLIGATIONS OF THE TARGET FUND.

         The obligations of the Target Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction, of the following conditions, unless waived in writing by the Target Fund:

         A. SHAREHOLDER APPROVAL. This Agreement and the transactions contemplated herein shall have been approved by the affirmative vote of the holders of a majority of the outstanding shares of the Target Fund.

         B. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Acquiring Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business properties or assets of the Acquiring Fund as of the Closing Date, and the Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund satisfactory in form and substance to the Target Fund so stating. The Acquiring Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by it on or prior to the Closing Date.

         C. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         D. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         E. NO INJUNCTIONS OR RESTRAINTS; ILLEGALITY. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition (an "Injunction") preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal or which has a material adverse effect on business operations of the Acquiring Fund.

         F. TAX OPINION. The Target Fund shall have obtained an opinion from Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Target Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in
Section 368(a) of the Code.

         G. OPINION OF COUNSEL.

         (1) The Target Fund shall have received the opinion of Skadden counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the target Fund substantially in the form and to the effect that:

         (a) The Series Fund is registered as an open-end, management investment company under the 1940 Act.

         (b) Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of any applicable law of the United States of America.

         (c) No approval by any court, regulatory body, administrative agency or governmental body of the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund or the enforceability of the Agreement against the Acquiring Fund.

         (2) The Target Fund shall have received the opinion of Skadden, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Target Fund substantially in the form and to the effect that:

         (a) The Equity Trust is registered as an open-end, management investment company under the 1940 Act.


         (b) The Equity Trust is validly existing in good standing under the laws of the State of Delaware.

         (c) The Acquiring Fund has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the State of Delaware. The execution and delivery of the Agreement and the consummation by the Acquiring Fund of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Acquiring Fund under the laws of the State of Delaware. The Agreement has been duly executed and delivered by the Acquiring Fund under the laws of the State of Delaware.

         (d) The Agreement constitutes the valid and binding obligation of the Fund, enforceable against the Acquiring Fund in accordance with its terms under the applicable laws of the State of Delaware.

         (e) The execution and delivery by the Acquiring Fund of the Agreement and the performance by the Acquiring Fund of its obligations under the Agreement do not conflict with the Agreement and Declaration of Trust or By-Laws of the Equity Trust.

         (f) Neither the execution, delivery or performance by the Acquiring Fund of the Agreement nor the compliance by the Acquiring Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Delaware or the United States of America.

         (g) No approval by any court, regulatory body, administrative agency or governmental body of the State of Delaware or the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Fund or the enforceability of the Agreement against the Acquiring Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Acquiring Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Acquiring Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

         H. OFFICER CERTIFICATES. The Target Fund shall have received a certificate of an authorized officer of the Acquiring Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in
Section 5 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Acquiring Fund Board.

8.       CONDITIONS TO OBLIGATIONS OF ACQUIRING FUND.

         The obligations of the Acquiring Fund hereunder with respect to the consummation of the Reorganization are subject to the satisfaction of the following conditions, unless waived in writing by the Acquiring Fund:

         A. REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Each of the representations and warranties of the Target Fund contained herein shall be true in all material respects as of the Closing Date, there shall have been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Fund as of the Closing Date, and the Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund satisfactory in form and substance to the Acquiring Fund so stating. The Target Fund shall have performed and complied in all material respects with all agreements, obligations and covenants required by this Agreement to be so performed or complied with by them on or prior to the Closing Date.

         B. REGISTRATION STATEMENT EFFECTIVE. The Registration Statement shall have become effective and no stop orders under the Securities Act pertaining thereto shall have been issued.

         C. REGULATORY APPROVAL. All necessary approvals, registrations, and exemptions under federal and state securities laws shall have been obtained.

         D. NO INJUNCTIONS OR RESTRAINTS: ILLEGALITY. No Injunction preventing the consummation of the transactions contemplated by this Agreement shall be in effect, nor shall any proceeding by any state, local or federal government agency or entity seeking any of the foregoing be pending. There shall not have been any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated by this Agreement, which makes the consummation of the transactions contemplated by this Agreement illegal.

         E. TAX OPINION. The Acquiring Fund shall have obtained an opinion from Skadden, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquiring Fund, that the consummation of the transactions set forth in this Agreement comply with the requirements of a reorganization as described in Section 368(a) of the Code.

         F. OPINION OF COUNSEL. The Acquiring Fund shall have received the opinion of Skadden, counsel for the Target Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

         (a) The Equity Trust is registered as an open-end, management investment company under the 1940 Act.

         (b) The Equity Trust is validly existing in good standing under the laws of the State of Delaware.

         (c) The Target Fund has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the laws of the State of Delaware. The execution and delivery of the Agreement and the consummation by the Target Fund of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Target Fund under the laws of the State of Delaware. The Agreement has been duly executed and delivered by the Target Fund under the laws of the State of Delaware.

         (d) The Agreement constitutes the valid and binding obligation of the Target Fund, enforceable against the Target Fund in accordance with its terms under the applicable laws of the State of Delaware.

         (e) The execution and delivery by the Target Fund of the Agreement and the performance by the Target Fund of its obligations under the Agreement do not conflict with the Agreement and Declaration of Trust or By-laws of the Equity Trust.

         (f) Neither the execution, delivery or performance by the Target Fund of the Agreement nor the compliance by the Target Fund with the terms and provisions thereof will contravene any provision of any applicable law of the State of Delaware or the United States of America.

         (g) No approval by any court, regulatory body, administrative agency or governmental body of the State of Delaware or the United States of America, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Target Fund or the enforceability of the Agreement against the Target Fund in connection with the opinion. In addition, although counsel need not have specifically considered the possible applicability to the Target Fund of any other laws, orders or judgments, nothing has come to their attention in connection with their representation of the Target Fund in this transaction that has caused them to conclude that any other consent, approval, authorization, registration, qualification, order or filing is required.

         G. SHAREHOLDER LIST. The Target Fund shall have delivered to the Acquiring Fund an updated list of all shareholders of the Target Fund, as reported by the Target Fund's transfer agent, as of one (1) business day prior to the Closing Date with each shareholder's respective holdings in the Target Fund, taxpayer identification numbers, Form W9 and last known address.

         H. OFFICER CERTIFICATES. The Acquiring Fund shall have received a certificate of an authorized officer of the Target Fund, dated as of the Closing Date, certifying that the representations and warranties set forth in Section 4 are true and correct on the Closing Date, together with certified copies of the resolutions adopted by the Target Fund Board and Target Fund shareholders.

9.       AMENDMENT, WAIVER AND TERMINATION.

         A. The parties hereto may, by agreement in writing authorized by their respective Boards, amend this Agreement at any time before or after approval thereof by the shareholders of the Target Fund; provided, however, that after receipt of Target Fund shareholder approval, no amendment shall be made by the parties hereto which substantially changes the terms of Sections 1, 2 and 3 hereof without obtaining Target Fund's shareholder approval thereof.

         B. At any time prior to the Closing Date, either of the parties may by written instrument signed by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein. No delay on the part of either party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof or the exercise of any other such right, power or privilege.

         C. This Agreement may be terminated, and the transactions contemplated herein may be abandoned at any time prior to the Closing Date:

         (1) by the consent of the Target Fund Board and the Acquiring Fund
Board;

         (2) by the Target Fund, if the Acquiring Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

         (3) by the Acquiring Fund, if the Target Fund breaches in any material respect any of its representations, warranties, covenants or agreements contained in this Agreement;

         (4) by either the Target Fund or the Acquiring Fund, if the Closing has not occurred on or prior to ___________ , 2008 (provided that the rights to terminate this Agreement pursuant to this subsection C.(4) shall not be available to any party whose failure to fulfill any of its obligations under this Agreement has been the cause of or resulted in the failure of the closing to occur on or before such date);

         (5) by the Acquiring Fund in the event that: (a) all the conditions precedent to the Target Fund's obligation to close, as set forth in Section 7 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Acquiring Fund gives the Target Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all conditions precedent to the Acquiring Fund's obligation to close, as set forth in Section 8 of this Agreement; and (c) the Target Fund then fails or refuses to close within the earlier of five (5) business days or ___________ , 2008; or

         (6) by the Target Fund in the event that: (a) all the conditions precedent to the Acquiring Fund's obligation to close, as set forth in Section 8 of this Agreement, have been fully satisfied (or can be fully satisfied at the Closing); (b) the Target Fund gives the Acquiring Fund written assurance of its intent to close irrespective of the satisfaction or nonsatisfaction of all the conditions precedent to the Target Fund's obligation to close, as set forth in
Section 7 of this Agreement; and (c) the Acquiring Fund then fails or refuses to close within the earlier of five (5) business days or ___________, 2008.

10.      REMEDIES.

         In the event of termination of this Agreement by either or both of the Target Fund and Acquiring Fund pursuant to Section 9.C., written notice thereof shall forthwith be given by the terminating party to the other party hereto, and this Agreement shall therefore terminate and become void and have no effect, and the transactions contemplated herein and thereby shall be abandoned, without further action by the parties hereto.

11.      SURVIVAL OF WARRANTIES AND INDEMNIFICATION.

         A. SURVIVAL. The representations and warranties included or provided for herein, or in the schedules or other instruments delivered or to be delivered pursuant hereto, shall survive the Closing Date for a three (3) year period except that any representation or warranty with respect to taxes shall survive for the expiration of the statutory period of limitations for assessments of tax deficiencies as the same may be extended from time to time by the taxpayer. The covenants and agreements included or provided for herein shall survive and be continuing obligations in accordance with their terms. The period for which a representation, warranty, covenant or agreement survives shall be referred to hereinafter as the "Survival Period." Notwithstanding anything set forth in the immediately preceding sentence, the right of the Acquiring Fund and the Target Fund to seek indemnity pursuant to this Agreement shall survive for a period of ninety (90) days beyond the expiration of the Survival Period of the representation, warranty, covenant or agreement upon which indemnity is sought. In no event shall the Acquiring Fund or the Target Fund be obligated to indemnify the other if indemnity is not sought within ninety (90) days of the expiration of the applicable Survival Period.

         B. INDEMNIFICATION. Each party (an "Indemnitor") shall indemnify and hold the other and its trustees, officers, agents and persons controlled by or controlling any of them (each an "Indemnified Party") harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys' fees), including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the "Losses") arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party's (i) willful misfeasance, (ii) bad faith, (iii) gross negligence or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party's position.

         C. INDEMNIFICATION PROCEDURE. The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor; provided that in any event such notice shall have been given prior to the expiration of the Survival Period. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor's sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor's prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.      SURVIVAL.

         The provisions set forth in Sections 10, 11 and 16 hereof shall survive the termination of this Agreement for any cause whatsoever.

13.      NOTICES.

         All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Target Fund shall be addressed to the Target Fund c/o Van Kampen Asset Management, 522 Fifth Avenue, New York, New York 10036, Attention: General Counsel, or at such other address as the Target Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to the Acquiring Fund c/o Van Kampen Asset Management, 522 Fifth Avenue, New York, New York 10036, Attention: General Counsel, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Target Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

14.      SUCCESSORS AND ASSIGNS.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns. This Agreement shall not be assigned by any party without the prior written consent of the other party hereto.

15.      BOOKS AND RECORDS.

         The Target Fund and the Acquiring Fund agree that copies of the books and records of the Target Fund relating to the Assets including, but not limited to, all files, records, written materials (e.g., closing transcripts, surveillance files and credit reports) shall be delivered by the Target Fund to the Acquiring Fund on or prior to the Closing Date. In addition to, and without limiting the foregoing, the Target Fund and the Acquiring Fund agree to take such action as may be necessary in order that the Acquiring Fund shall have reasonable access to such other books and records as may be reasonably requested, all for three (3) complete fiscal and tax years after the Closing Date; namely, general ledgers, journal entries, voucher registers, distribution journals, payroll registers, monthly balance owing reports, income tax returns, tax depreciation schedules, and investment tax credit basis schedules.

16.      GENERAL.

         This Agreement supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the Agreement between the parties and may not be amended, modified or changed, or terminated orally. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by the Target Fund and Acquiring Fund and delivered to each of the parties hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement is for the sole benefit of the parties hereto, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies under or by reason of this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois without regard to principles of conflicts or choice of law.

         IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                       VAN KAMPEN MID CAP GROWTH FUND



                                       _______________________________________
                                       Stuart Schuldt
                                       Chief Financial Officer and Treasurer



Attest:



__________________________________
Stefanie V. Chang Yu
Secretary

                                       VAN KAMPEN AGGRESSIVE GROWTH FUND



                                       _______________________________________
                                       Stuart Schuldt
                                       Chief Financial Officer and Treasurer



Attest:



__________________________________
Stefanie V. Chang Yu
Secretary

                                                                      APPENDIX B

                      STATEMENT OF ADDITIONAL INFORMATION
                       OF VAN KAMPEN MID CAP GROWTH FUND

                              Dated July 31, 2007

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                              MID CAP GROWTH FUND

     Van Kampen Mid Cap Growth Fund's (the "Fund") investment objective is to seek capital growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of medium-sized growth companies.

     The Fund is organized as a diversified series of the Van Kampen Equity Trust, an open-end management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. Shares of the Fund are subject to two different prospectuses. Class A Shares, Class B Shares and Class C Shares are subject to one prospectus dated July 31, 2007 and Class I Shares are subject to a separate prospectus dated July 31, 2007 (collectively referred to herein as the "Prospectuses" or individually as a "Prospectus"). This Statement of Additional Information should be read in conjunction with a Prospectus of the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read a Prospectus prior to purchasing shares of the Fund. A Class A Shares, Class B Shares and Class C Shares Prospectus, a Class I Shares Prospectus, the Statement of Additional Information and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza - Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424.

                               TABLE OF CONTENTS

                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Investment Strategies and Risks.......    B-4
Strategic Transactions......................................    B-8
Investment Restrictions.....................................    B-13
Trustees and Officers.......................................    B-15
Investment Advisory Agreement...............................    B-27
Fund Management.............................................    B-28
Other Agreements............................................    B-30
Distribution and Service....................................    B-31
Transfer Agent..............................................    B-35
Portfolio Transactions and Brokerage Allocation.............    B-35
Shareholder Services........................................    B-37
Redemption of Shares........................................    B-39
Contingent Deferred Sales Charge-Class A....................    B-39
Waiver of Contingent Deferred Sales Charges.................    B-39
Taxation....................................................    B-41
Fund Performance............................................    B-46
Other Information...........................................    B-49
Financial Statements........................................    B-54
Appendix A -- Proxy Voting Policy and Procedures............    A-1

        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JULY 31, 2007.

                                                                     GF SAI 7/07

                              GENERAL INFORMATION

     The Trust is an unincorporated statutory trust organized under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for facilitating the Massachusetts Trust reorganization into a Delaware statutory trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized as a series of the Trust under the name Van Kampen American Capital Growth Fund on September 7, 1995. On July 14, 1998, the Fund adopted the name Van Kampen Growth Fund. On June 25, 2004, the Fund adopted its current name.

     Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of each of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 522 Fifth Avenue, New York, New York 10036. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers four classes of shares, designated as Class A Shares, Class B Shares, Class C Shares and Class I Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of July 2, 2007, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares or Class I Shares of the Fund, except as follows:

                                                                             Approximate
                                                                            Percentage of
                                                                Class         Ownership
Name and Address of Holder                                    of Shares    on July 2, 2007
--------------------------                                    ---------    ----------------
Van Kampen Asset Allocation Growth Fund ....................      I               13%
Fund of Funds Investment
195 Broadway
New York, NY 10007-3100
Van Kampen Asset Allocation Moderate Fund ..................      I               10%
Fund of Funds Investment
195 Broadway
New York, NY 10007-3100
Morgan Stanley & Co. .......................................      B                9%
Harborside Financial Center                                       C               10%
Jersey City, NJ 07311                                             I               13%
PFPC Brokerage Services.....................................      A                6%
FBO Primerica Financial Services                                  B               10%
760 Moore Road
King of Prussia, PA 19406-1212
Charles Schwab & Co. Inc. ..................................      A                7%
One Source Omnibus
Exclusive Benefit of its customers
101 Montgomery Street
San Francisco, CA 94104-4151
Citigroup Global Markets Inc. ..............................      C                6%
Attn: Cindy Tempesta
333 W. 34th Street
New York, NY 10001-2402
Edward Jones & Co. .........................................      A               26%
Attn: Mutual Fund                                                 B               10%
Shareholder Accounting
201 Progress Pkwy.
Maryland Heights, MO 63043-3009

                                                                             Approximate
                                                                            Percentage of
                                                                Class         Ownership
                 Name and Address of Holder                   of Shares    on July 2, 2007
                 --------------------------                   ---------    ----------------
Pershing LLC ...............................................      B                7%
1 Pershing Plaza                                                  C               15%
Jersey City, NJ 07399-0002
State Street Bank & Trust Co. ..............................      A                7%
FBO ADP/MSDW Alliance
105 Rosemont ROAD
Westwood, MA 02090-2318
MLPF&S For the Sole Benefit of its Customers................      C               13%
Attn: Fund Administration                                         I               47%
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484
NFS LLC FEBO ...............................................      I               15%
Tower Trust Co.
P.O. Box 11080
Fort Wayne, IN 46855-1080

             INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the caption "Investment Objective, Principal Investment Strategies and Risks" in a Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in a Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. The Fund may invest an amount up to 20% of its total assets at the time of purchase in securities subject to repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

BORROWING AND REVERSE REPURCHASE AGREEMENTS

     The Fund may borrow money for investment purposes up to the limits specified in the Fund's investment restrictions. The Fund may borrow money from banks and engage in reverse repurchase agreements in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed). The Fund also may borrow money in an amount up to 5% of the Fund's total assets for temporary purposes. The Fund has no current intention to borrow money other than for temporary purposes.

     Borrowing by the Fund creates special risk considerations such as greater potential volatility in the net asset value of the shares and in the yield on the Fund's portfolio. To the extent that the Fund is otherwise fully invested and the Adviser believes that additional investment opportunities exist with the potential for capital growth, the Fund may employ leverage for the purpose of acquiring portfolio securities. Such utilization of leverage is considered speculative, and involves risks. The assets of the Fund, including any additional assets which may be purchased with the proceeds of any borrowings, will consist primarily of common stocks and other equity securities of growth companies, the prices of which may be volatile. In the event that the values of the Fund's portfolio securities do not appreciate or, in fact, depreciate, the Fund would be forced to liquidate a portion of its portfolio, which could be significant depending upon the magnitude of the decline in value of the Fund's assets, to pay interest on, and repay the principal of, any such borrowings. Even in the event that any assets purchased with the proceeds of such borrowings appreciate as anticipated by the Adviser, a portion of the Fund's assets may be required to be liquidated to meet scheduled principal and interest payments with respect to such borrowings. Any such liquidations may be at inopportune times and prices. Utilization of investment leverage would result in a higher volatility of the net asset value of the Fund. The effect of leverage in a declining market would result in a greater decrease in net asset value to holders of the Fund's shares than if the Fund were not leveraged. The extent to which the Fund may borrow will depend upon the availability of credit. No assurance can be given that the Fund will be able to borrow on terms acceptable to the Fund and the Adviser. The Fund's use of leverage may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

     Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. The Fund will segregate an amount of cash and/or liquid securities equal in value to its obligations in respect of reverse repurchase agreements and, accordingly, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Fund may purchase and sell portfolio securities on a when-issued and delayed delivery basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

CONVERTIBLE SECURITIES

     The Fund's investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities, such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security, (iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential, downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which the Fund may invest consistent with its investment objective and policies.

     Investments in enhanced convertible or equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Fund is subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. In addition, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the Fund to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

WARRANTS

     Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

SECURITIES OF FOREIGN ISSUERS

     The Fund also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangements.

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions") to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result. The Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"), for qualification as a regulated investment company.

     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. Among other things, Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts markets and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable.

OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the OTC markets and related futures contracts on such securities, indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

FUTURES CONTRACTS

     The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures contracts generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller of the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

     The Fund may engage in currency transactions with counterparties to manage the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures contracts, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross-hedging or proxy hedging as described below.

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

     Risks of Currency Transactions. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures contracts, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and/or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and/or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and/or liquid securities equal to the exercise price. A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency and/or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash and/or liquid securities equal to the amount of the Fund's obligation.

     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash and/or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option on the futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and/or liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and/or liquid securities equal to any remaining obligation would need to be segregated.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

   1. Purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitations and except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time,
      (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

   3. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions.

   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   9. Invest in interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

     The latter part of certain of the Fund's fundamental investment restrictions (i.e., the references to "as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
(iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time") provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund's Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

NON-FUNDAMENTAL POLICIES:

     The Fund has adopted the following operating policies which may be amended by its Board of Trustees. The Fund shall not:

   1. Invest 25% or more of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

   2. Invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES

                                                                                                           NUMBER OF
                                               TERM OF                                                      FUNDS IN
                                              OFFICE AND                                                      FUND
                                 POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE

David C. Arch (62)               Trustee          +       Chairman and Chief Executive Officer of Blistex      72
Blistex Inc.                                              Inc., a consumer health care products
1800 Swift Drive                                          manufacturer.
Oak Brook, IL 60523



NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

David C. Arch (62)               Trustee/Director/
Blistex Inc.                     Managing General
1800 Swift Drive                 Partner of funds in
Oak Brook, IL 60523              the Fund Complex.
                                 Director of the
                                 Heartland Alliance, a
                                 nonprofit
                                 organization serving
                                 human needs based in
                                 Chicago. Board member
                                 of the Illinois
                                 Manufacturers'
                                 Association.


                                                                                                           NUMBER OF
                                               TERM OF                                                      FUNDS IN
                                              OFFICE AND                                                      FUND
                                 POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE
Jerry D. Choate (68)             Trustee          +       Prior to January 1999, Chairman and Chief            72
33971 Selva Road                                          Executive Officer of the Allstate Corporation
Suite 130                                                 ("Allstate") and Allstate Insurance Company.
Dana Point, CA 92629                                      Prior to January 1995, President and Chief
                                                          Executive Officer of Allstate. Prior to August
                                                          1994, various management positions at Allstate.

Rod Dammeyer (66)                Trustee          +       President of CAC, L.L.C., a private company          72
CAC, L.L.C.                                               offering capital investment and management
4350 LaJolla Village Drive                                advisory services.
Suite 980
San Diego, CA 92122-6223

Linda Hutton Heagy++ (59)        Trustee          +       Managing Partner of Heidrick & Struggles, an         72
Heidrick & Struggles                                      international executive search firm. Prior to
233 South Wacker Drive                                    1997, Partner of Ray & Berndtson, Inc., an
Suite 7000                                                executive recruiting firm. Prior to 1995,
Chicago, IL 60606                                         Executive Vice President of ABN AMRO, N.A., a
                                                          bank holding company. Prior to 1990, Executive
                                                          Vice President of The Exchange National Bank.

R. Craig Kennedy (55)            Trustee          +       Director and President of the German Marshall        72
1744 R Street, NW                                         Fund of the United States, an independent U.S.
Washington, DC 20009                                      foundation created to deepen understanding,
                                                          promote collaboration and stimulate exchanges
                                                          of practical experience between Americans and
                                                          Europeans. Formerly, advisor to the Dennis
                                                          Trading Group Inc., a managed futures and
                                                          option company that invests money for
                                                          individuals and institutions. Prior to 1992,
                                                          President and Chief Executive Officer, Director
                                                          and member of the Investment Committee of the
                                                          Joyce Foundation, a private foundation.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE
Jerry D. Choate (68)             Trustee/Director/
33971 Selva Road                 Managing General
Suite 130                        Partner of funds in
Dana Point, CA 92629             the Fund Complex.
                                 Director of H&R
                                 Block, Amgen Inc., a
                                 biotechnological
                                 company, and Valero
                                 Energy Corporation,
                                 an independent
                                 refining company.

Rod Dammeyer (66)                Trustee/Director/
CAC, L.L.C.                      Managing General
4350 LaJolla Village Drive       Partner of funds in
Suite 980                        the Fund Complex.
San Diego, CA 92122-6223         Director of Quidel
                                 Corporation,
                                 Stericycle, Inc.,
                                 Ventana Medical
                                 Systems, Inc. and
                                 Trustee of The
                                 Scripps Research
                                 Institute. Prior to
                                 April 2007, Director
                                 of GATX Corporation.
                                 Prior to April 2004,
                                 Director of
                                 TheraSense, Inc.
                                 Prior to January
                                 2004, Director of
                                 TeleTech Holdings
                                 Inc. and Arris Group,
                                 Inc.

Linda Hutton Heagy++ (59)        Trustee/Director/
Heidrick & Struggles             Managing General
233 South Wacker Drive           Partner of funds in
Suite 7000                       the Fund Complex.
Chicago, IL 60606                Trustee on the
                                 University of Chicago
                                 Hospitals Board, Vice
                                 Chair of the Board of
                                 the YMCA of
                                 Metropolitan Chicago
                                 and a member of the
                                 Women's Board of the
                                 University of
                                 Chicago.

R. Craig Kennedy (55)            Trustee/Director/
1744 R Street, NW                Managing General
Washington, DC 20009             Partner of funds in
                                 the Fund Complex.

                                                                                                           NUMBER OF
                                               TERM OF                                                      FUNDS IN
                                              OFFICE AND                                                      FUND
                                 POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE

Howard J Kerr (71)               Trustee          +       Prior to 1998, President and Chief Executive         72
14 Huron Trace                                            Officer of Pocklington Corporation, Inc., an
Galena, IL 61036                                          investment holding company.

Jack E. Nelson (71)              Trustee          +       President of Nelson Investment Planning              72
423 Country Club Drive                                    Services, Inc., a financial planning company
Winter Park, FL 32789                                     and registered investment adviser in the State
                                                          of Florida. President of Nelson Ivest Brokerage
                                                          Services Inc., a member of the NASD, Securities
                                                          Investors Protection Corp. and the Municipal
                                                          Securities Rulemaking Board. President of
                                                          Nelson Sales and Services Corporation, a
                                                          marketing and services company to support
                                                          affiliated companies.

Hugo F. Sonnenschein (66)        Trustee          +       President Emeritus and Honorary Trustee of the       72
1126 E. 59th Street                                       University of Chicago and the Adam Smith
Chicago, IL 60637                                         Distinguished Service Professor in the
                                                          Department of Economics at the University of
                                                          Chicago. Prior to July 2000, President of the
                                                          University of Chicago.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

Howard J Kerr (71)               Trustee/Director/
14 Huron Trace                   Managing General
Galena, IL 61036                 Partner of funds in
                                 the Fund Complex.
                                 Director of the Lake
                                 Forest Bank & Trust.
                                 Director of the
                                 Marrow Foundation.

Jack E. Nelson (71)              Trustee/Director/
423 Country Club Drive           Managing General
Winter Park, FL 32789            Partner of funds in
                                 the Fund Complex.


Hugo F. Sonnenschein (66)        Trustee/Director/
1126 E. 59th Street              Managing General
Chicago, IL 60637                Partner of funds in
                                 the Fund Complex.
                                 Trustee of the
                                 University of
                                 Rochester and a
                                 member of its
                                 investment committee.
                                 Member of the
                                 National Academy of
                                 Sciences, the
                                 American
                                 Philosophical Society
                                 and a fellow of the
                                 American Academy of
                                 Arts and Sciences.

                                                                                                           NUMBER OF
                                               TERM OF                                                      FUNDS IN
                                              OFFICE AND                                                      FUND
                                 POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (65)   Trustee          +       Chief Communications Officer of the National         72
815 Cumberstone Road                                      Academy of Sciences/National Research Council,
Harwood, MD 20776                                         an independent, federally chartered policy
                                                          institution, from 2001 to November 2003 and
                                                          Chief Operating Officer from 1993 to 2001.
                                                          Prior to 1993, Executive Director of the
                                                          Commission on Behavioral and Social Sciences
                                                          and Education at the National Academy of
                                                          Sciences/National Research Council. From 1980
                                                          through 1989, Partner of Coopers & Lybrand.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (65)   Trustee/Director/
815 Cumberstone Road             Managing General
Harwood, MD 20776                Partner of funds in
                                 the Fund Complex.
                                 Director of Fluor
                                 Corp., an
                                 engineering,
                                 procurement and
                                 construction
                                 organization, since
                                 January 2004 Director
                                 of Intelligent
                                 Medical Devices,
                                 Inc., a symptom based
                                 diagnostic tool for
                                 physicians and
                                 clinical labs.
                                 Director of the
                                 Institute for Defense
                                 Analyses, a federally
                                 funded research and
                                 development center,
                                 Director of the
                                 German Marshall Fund
                                 of the United States,
                                 Director of the Rocky
                                 Mountain Institute
                                 and Trustee of
                                 California Institute
                                 of Technology and the
                                 Colorado College.

                              INTERESTED TRUSTEE*

                                                                                                      NUMBER OF
                                          TERM OF                                                      FUNDS IN
                                         OFFICE AND                                                      FUND
                            POSITION(S)  LENGTH OF                                                     COMPLEX
NAME, AGE AND ADDRESS        HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                           OVERSEEN
OF INTERESTED TRUSTEE          FUND        SERVED    DURING PAST 5 YEARS                              BY TRUSTEE

Wayne W. Whalen* (67)       Trustee      +           Partner in the law firm of Skadden, Arps,            72
333 West Wacker Drive                                Slate, Meagher & Flom LLP, legal counsel to
Chicago, IL 60606                                    funds in the Fund Complex.


NAME, AGE AND ADDRESS       OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE       HELD BY TRUSTEE

Wayne W. Whalen* (67)       Trustee/Director/
333 West Wacker Drive       Managing General
Chicago, IL 60606           Partner of funds in
                            the Fund Complex.
                            Director of the
                            Abraham Lincoln
                            Presidential Library
                            Foundation.

------------------------------------

+ See Table D below.

++ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (68)          President and          +++      President of funds in the Fund Complex since September 2005
522 Fifth Avenue                Principal                       and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036              Executive                       since May 2003. Managing Director of Van Kampen Advisors
                                Officer                         Inc. since June 2003. Director of Investor Services since
                                                                September 2002. Director of the Adviser, Van Kampen
                                                                Investments and Van Kampen Exchange Corp. since January
                                                                2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                & Co. Incorporated. Managing Director and Director of Morgan
                                                                Stanley Investment Management Inc. Chief Administrative
                                                                Officer, Managing Director and Director of Morgan Stanley
                                                                Investment Advisors Inc. and Morgan Stanley Services Company
                                                                Inc. Managing Director and Director of Morgan Stanley
                                                                Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                Executive Officer and Director of Morgan Stanley Trust.
                                                                Executive Vice President and Principal Executive Officer of
                                                                the Institutional and Retail Morgan Stanley Funds. Director
                                                                of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                Officer of Morgan Stanley Investment Management Inc. and
                                                                Executive Vice President of funds in the Fund Complex from
                                                                May 2003 to September 2005.

Dennis Shea (54)                Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                                Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                              and Van Kampen Advisors Inc. Chief Investment Officer-Global
                                                                Equity of the same entities since February 2006. Vice
                                                                President of Morgan Stanley Institutional and Retail Funds
                                                                since February 2006. Vice President of funds in the Fund
                                                                Complex since March 2006. Previously, Managing Director and
                                                                Director of Global Equity Research at Morgan Stanley from
                                                                April 2000 to February 2006.

J. David Germany (52)           Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
20 Bank Street                                                  Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                    and Van Kampen Advisors Inc. Chief Investment Officer -
London, GBR E14 4AD                                             Global Fixed Income of the same entities since December
                                                                2005. Managing Director and Director of Morgan Stanley
                                                                Investment Management Ltd. Director of Morgan Stanley
                                                                Investment Management (ACD) Limited since December 2003.
                                                                Vice President of Morgan Stanley Institutional and Retail
                                                                Funds since February 2006. Vice President of funds in the
                                                                Fund Complex since March 2006.

Amy R. Doberman (45)            Vice President         +++      Managing Director and General Counsel - U.S. Investment
522 Fifth Avenue                                                Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                              Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex since August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)          Vice President         +++      Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue                and Secretary                   Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                              Complex.

John L. Sullivan (51)           Chief Compliance       +++      Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100    Officer                         August 2004. Prior to August 2004, Director and Managing
P.O. Box 5555                                                   Director of Van Kampen Investments, the Adviser, Van Kampen
Oakbrook Terrace, IL 60181                                      Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management Inc.
                                                                Prior to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

Stuart Schuldt (45)             Chief Financial        +++      Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100    Officer and                     Inc. since June 2007. Chief Financial Officer and Treasurer
P.O. Box 5555                   Treasurer                       of funds in the Fund Complex since June 2007. Prior to June
Oakbrook Terrace, IL 60181                                      2007, Senior Vice President of the Northern Trust Company,
                                                                Treasurer and Principal Financial Officer of Northern Trust
                                                                U.S. Mutual Fund Complex.

------------------------------------

+++ See Table E below.

COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                          Fund Complex
                                                          ---------------------------------------------
                                                                           Aggregate
                                                           Aggregate       Estimated
                                                          Pension or        Maximum           Total
                                                          Retirement        Annual        Compensation
                                           Aggregate       Benefits      Benefits from       before
                                          Compensation    Accrued as       the Fund       Deferral from
                                            from the        Part of      Complex Upon         Fund
                Name(1)                     Trust(2)      Expenses(3)    Retirement(4)     Complex(5)
                -------                   ------------    -----------    -------------    -------------
INDEPENDENT TRUSTEES
David C. Arch...........................    $17,577        $ 35,373        $105,000         $259,418
Jerry D. Choate.........................     17,602          80,600         105,000          254,394
Rod Dammeyer............................     17,577          64,051         105,000          259,418
Linda Hutton Heagy......................     17,602          25,769         105,000          254,394
R. Craig Kennedy........................     17,602          18,372         105,000          254,394
Howard J Kerr...........................     17,577         140,735         143,750          259,418
Jack E. Nelson..........................     15,770          92,953         105,000          238,523
Hugo F. Sonnenschein....................     17,577          64,671         105,000          259,418
Suzanne H. Woolsey......................     17,602          57,060         105,000          254,394
INTERESTED TRUSTEE
Wayne W. Whalen.........................     17,577          67,997         105,000          259,418

------------------------------------
(1) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended March 31, 2007. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended March 31,

2007 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table B below. The details of cumulative deferred compensation
     (including interest) for each operating series of the Trust as of March 31, 2007 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(2) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2006. The retirement plan is described above the Compensation Table.

(3) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table D below.

(5) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2006 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

                                    TABLE A

                  FISCAL YEAR 2007 AGGREGATE COMPENSATION FROM
                           THE TRUST AND EACH SERIES

                                                                       INDEPENDENT TRUSTEES
                                     FISCAL    --------------------------------------------------------------------
FUND NAME                           YEAR-END    ARCH     CHOATE    DAMMEYER    HEAGY    KENNEDY    KERR     NELSON
---------                           --------    ----     ------    --------    -----    -------    ----     ------
Aggressive Growth Fund.............   3/31     $ 3,084   $ 3,087   $ 3,084    $ 3,087   $3,087    $ 3,084   $ 2,858
Asset Allocation Conservative
 Fund..............................   3/31         469       469       469        469      469        469       469
Asset Allocation Growth Fund.......   3/31         471       471       471        471      471        471       471
Asset Allocation Moderate Fund.....   3/31         471       471       471        471      471        471       471
Core Equity Fund*..................   3/31           0         0         0          0        0          0         0
Disciplined Small Cap Value Fund...   3/31           0         0         0          0        0          0         0
Leaders Fund.......................   3/31       1,570     1,572     1,570      1,572    1,572      1,570     1,343
Mid Cap Growth Fund................   3/31       2,938     2,942     2,938      2,942    2,942      2,938     2,713
Select Growth Fund.................   3/31       1,528     1,531     1,528      1,531    1,531      1,528     1,302
Small Cap Growth Fund..............   3/31       1,814     1,817     1,814      1,817    1,817      1,814     1,588
Small Cap Value Fund...............   3/31       1,867     1,870     1,867      1,870    1,870      1,867     1,641
Small Company Growth Fund*.........   3/31           0         0         0          0        0          0         0
Utility Fund.......................   3/31       1,577     1,581     1,577      1,581    1,581      1,577     1,352
Value Opportunities Fund...........   3/31       1,788     1,791     1,788      1,791    1,791      1,788     1,562
                                               -------   -------   -------    -------   -------   -------   -------
 Equity Trust Total................            $17,577   $17,602   $17,577    $17,602   $17,602   $17,577   $15,770

                                                              INTERESTED
                                      INDEPENDENT TRUSTEES     TRUSTEE
                                     ----------------------   ----------
FUND NAME                            SONNENSCHEIN   WOOLSEY     WHALEN
---------                            ------------   -------     ------
Aggressive Growth Fund.............    $ 3,084      $3,087     $ 3,084
Asset Allocation Conservative
 Fund..............................        469         469         469
Asset Allocation Growth Fund.......        471         471         471
Asset Allocation Moderate Fund.....        471         471         471
Core Equity Fund*..................          0           0           0
Disciplined Small Cap Value Fund...          0           0           0
Leaders Fund.......................      1,570       1,572       1,570
Mid Cap Growth Fund................      2,938       2,942       2,938
Select Growth Fund.................      1,528       1,531       1,528
Small Cap Growth Fund..............      1,814       1,817       1,814
Small Cap Value Fund...............      1,867       1,870       1,867
Small Company Growth Fund*.........          0           0           0
Utility Fund.......................      1,577       1,581       1,577
Value Opportunities Fund...........      1,788       1,791       1,788
                                       -------      -------
 Equity Trust Total................    $17,577      $17,602    $17,577

------------------------------------

* Had not commenced investment operations as of March 31, 2007.

                                    TABLE B
             FISCAL YEAR 2007 AGGREGATE COMPENSATION DEFERRED FROM
                           THE TRUST AND EACH SERIES

                                                                                                                       INTERESTED
                                                                          INDEPENDENT TRUSTEES                          TRUSTEE
                                           FISCAL    ---------------------------------------------------------------   ----------
FUND NAME                                 YEAR-END   CHOATE    DAMMEYER    HEAGY    KENNEDY   NELSON    SONNENSCHEIN     WHALEN
---------                                 --------   ------    --------    -----    -------   ------    ------------     ------
Aggressive Growth Fund...................   3/31     $ 3,087   $ 3,084    $ 3,087   $1,544    $ 2,858     $ 3,084       $ 3,084
Asset Allocation Conservative Fund.......   3/31         469       469        469      235        469         469           469
Asset Allocation Growth Fund.............   3/31         471       471        471      236        471         471           471
Asset Allocation Moderate Fund...........   3/31         471       471        471      236        471         471           471
Core Equity Fund*........................   3/31           0         0          0        0          0           0             0
Disciplined Small Cap Value Fund.........   3/31           0         0          0        0          0           0             0
Leaders Fund.............................   3/31       1,572     1,570      1,572      786      1,343       1,570         1,570
Mid Cap Growth Fund......................   3/31       2,942     2,938      2,942    1,471      2,713       2,938         2,938
Select Growth Fund.......................   3/31       1,531     1,528      1,531      766      1,302       1,528         1,528
Small Cap Growth Fund....................   3/31       1,817     1,814      1,817      909      1,588       1,814         1,814
Small Cap Value Fund.....................   3/31       1,870     1,867      1,870      935      1,641       1,867         1,867
Small Company Growth Fund*...............   3/31           0         0          0        0          0           0             0
Utility Fund.............................   3/31       1,581     1,577      1,581      791      1,352       1,577         1,577
Value Opportunities Fund.................   3/31       1,791     1,788      1,791      896      1,562       1,788         1,788
                                                     -------   --------   -------   -------   -------   ------------
  Equity Trust Total.....................            $17,602   $17,577    $17,602   $8,805    $15,770     $17,577       $17,577

------------------------------------

* Had not commenced investment operations as of March 31, 2007.

                                    TABLE C

                        CUMULATIVE COMPENSATION DEFERRED
                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES

                                                               CURRENT INDEPENDENT TRUSTEES
                                  FISCAL    -------------------------------------------------------------------
FUND NAME                        YEAR-END    CHOATE    DAMMEYER    HEAGY     KENNEDY     NELSON    SONNENSCHEIN
---------                        --------    ------    --------    -----     -------     ------    ------------
Aggressive Growth Fund..........   3/31     $ 24,128   $ 9,767    $ 28,830   $12,403    $ 38,744     $11,302
Asset Allocation Conservative
 Fund...........................   3/31          477       474         480       242         475         482
Asset Allocation Growth Fund....   3/31          479       476         482       243         477         484
Asset Allocation Moderate
 Fund...........................   3/31          479       476         482       243         477         484
Core Equity Fund*...............   3/31            0         0           0         0           0           0
Disciplined Small Cap Value
 Fund...........................   3/31            0         0           0         0           0           0
Leaders Fund....................   3/31        1,684     1,669       1,722       866       1,428       1,728
Mid Cap Growth Fund.............   3/31       21,907     8,822      24,729    11,616      34,144      10,479
Select Growth Fund..............   3/31       12,766     5,641      12,711     3,723      12,654       6,667
Small Cap Growth Fund...........   3/31       10,201     5,602      10,323     2,611      10,216       6,565
Small Cap Value Fund............   3/31       12,903     6,154      12,505     3,677      12,678       7,214
Small Company Growth Fund*......   3/31            0         0           0         0           0           0
Utility Fund....................   3/31       12,626     5,473      18,504    22,891      48,242       6,452
Value Opportunities Fund........   3/31        9,313     5,588       9,501     2,014       9,370       6,549
                                            --------   -------    --------   -------                 -------
 Equity Trust Total.............            $106,963   $50,142    $120,269   $60,529    $168,905     $58,406

                                                                  CURRENT
                                                                 INTERESTED
                                  FORMER INDEPENDENT TRUSTEES     TRUSTEE
                                  ----------------------------   ----------
FUND NAME                         BRANAGAN    REES     SISTO       WHALEN
---------                         --------    ----     -----       ------
Aggressive Growth Fund..........  $11,949    $    0   $ 3,945     $ 33,902
Asset Allocation Conservative
 Fund...........................        0         0         0          477
Asset Allocation Growth Fund....        0         0         0          479
Asset Allocation Moderate
 Fund...........................        0         0         0          479
Core Equity Fund*...............        0         0         0            0
Disciplined Small Cap Value
 Fund...........................        0         0         0            0
Leaders Fund....................        0         0         0        1,689
Mid Cap Growth Fund.............    9,648       226     3,173       29,798
Select Growth Fund..............    2,628         0       222       13,084
Small Cap Growth Fund...........    1,474         0         0       10,630
Small Cap Value Fund............    2,582         0       530       13,012
Small Company Growth Fund*......        0         0         0            0
Utility Fund....................    7,996     1,979     4,199       30,239
Value Opportunities Fund........    1,057         0         0        9,787
                                  -------    ------   -------
 Equity Trust Total.............  $37,334    $2,205   $12,069     $143,576

------------------------------------

* Had not commenced investment operations as of March 31, 2007.

                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                                                                       INTERESTED
                                                                INDEPENDENT TRUSTEES                                    TRUSTEE
                                 -----------------------------------------------------------------------------------   ----------
FUND NAME                        ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   NELSON   SONNENSCHEIN   WOOLSEY     WHALEN
---------                        ----   ------   --------   -----   -------   ----   ------   ------------   -------     ------
Aggressive Growth Fund.........  2003    1999      2003     1996     1996     2003    1996        2003        1996        1999
Asset Allocation Conservative
 Fund..........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Asset Allocation Growth Fund...  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Asset Allocation Moderate
 Fund..........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Core Equity Fund*..............  2007    2007      2007     2007     2007     2007    2007        2007        2007        2007
Disciplined Small Cap Value
 Fund..........................  2007    2007      2007     2007     2007     2007    2007        2007        2007        2007
Leaders Fund...................  2005    2005      2005     2005     2005     2005    2005        2005        2005        2005
Mid Cap Growth Fund............  2003    1999      2003     1995     1995     2003    1995        2003        1995        1999
Select Growth Fund.............  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Small Cap Growth Fund..........  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Small Cap Value Fund...........  2003    1999      2003     1999     1999     2003    1999        2003        1999        1999
Small Company Growth Fund*.....  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Utility Fund...................  2003    1999      2003     1995     1993     2003    1993        2003        1993        1999
Value Opportunities Fund.......  2003    2001      2003     2001     2001     2003    2001        2003        2001        2001

------------------------------------

* Had not commenced investment operations as of March 31, 2007.

                                    TABLE E

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                                       OFFICERS
                                                           ----------------------------------------------------------------
FUND NAME                                                  CHANG   DOBERMAN   GERMANY   ROBISON   SCHULDT   SHEA   SULLIVAN
---------                                                  -----   --------   -------   -------   -------   ----   --------
Aggressive Growth Fund...................................  2003      2004      2006      2003      2007     2006     1996
Asset Allocation Conservative Fund.......................  2006      2006      2006      2006      2007     2006     2007
Asset Allocation Growth Fund.............................  2006      2006      2006      2006      2007     2006     2007
Asset Allocation Moderate Fund...........................  2006      2006      2006      2006      2007     2006     2006
Core Equity Fund*........................................  2007      2007      2007      2007      2007     2006     2006
Disciplined Small Cap Value Fund.........................  2006      2006      2006      2006      2007     2006     2006
Leaders Fund.............................................  2005      2005      2006      2005      2007     2006     2005
Mid Cap Growth Fund......................................  2003      2004      2006      2003      2007     2006     1996
Select Growth Fund.......................................  2003      2004      2006      2003      2007     2006     2000
Small Cap Growth Fund....................................  2003      2004      2006      2003      2007     2006     2000
Small Cap Value Fund.....................................  2003      2004      2006      2003      2007     2006     1999
Small Company Growth Fund*...............................  2003      2004      2006      2003      2007     2006     2000
Utility Fund.............................................  2003      2004      2006      2003      2007     2006     1996
Value Opportunities Fund.................................  2003      2004      2006      2003      2007     2006     2001

------------------------------------

* Had not commenced investment operations as of March 31, 2007.

BOARD COMMITTEES

     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     During the Fund's last fiscal year, the Board of Trustees held 8 meetings. During the Fund's last fiscal year, the audit committee of the Board held 7 meetings, the brokerage and services committee of the Board held 4 meetings and the governance committee of the Board held 2 meetings.

SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP

     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of each series of the Trust and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2006 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

                                                                                    TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES  ----------------------------------------------------------------------------
OF THE TRUST                                        ARCH      CHOATE     DAMMEYER     HEAGY         KENNEDY           KERR
------------------------------------------------    ----      ------     --------     -----         -------           ----
Aggressive Growth Fund........................      none       none       none        none         $1-$10,000         none
Asset Allocation Conservative Fund............      none       none       none        none            none            none
Asset Allocation Growth Fund..................      none       none       none        none            none            none
Asset Allocation Moderate Fund................      none       none       none        none            none            none
Core Equity Fund*.............................      none       none       none        none            none            none
Disciplined Small Cap Value Fund*.............      none       none       none        none            none            none
Leaders Fund..................................      none       none       none        none         $1-$10,000         none
Mid Cap Growth Fund...........................      none       none       none        none         $1-$10,000         none
Select Growth Fund............................      none       none       none        none         $1-$10,000         none
Small Cap Growth Fund.........................      none       none       none        none      $50,001-$100,000      none
Small Cap Value Fund..........................      none       none       none        none      $10,001-$50,000       none
Small Company Growth Fund*....................      none       none       none        none            none            none
Utility Fund..................................      none       none       none        none            none            none
Value Opportunities Fund......................      none       none       none        none            over            none
                                                                                                    $100,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
 ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX..................      over     $10,001-     over      $50,001-     over $100,000         $1-
                                                  $100,000    $50,000    $100,000   $100,000                         $10,000

                                                              TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES  ---------------------------------
OF THE TRUST                                      NELSON    SONNENSCHEIN   WOOLSEY
------------------------------------------------  ------    ------------   -------
Aggressive Growth Fund........................     none        none          none
Asset Allocation Conservative Fund............     none        none          none
Asset Allocation Growth Fund..................     none        none          none
Asset Allocation Moderate Fund................     none        none          none
Core Equity Fund*.............................     none        none          none
Disciplined Small Cap Value Fund*.............     none        none          none
Leaders Fund..................................     none        none          none
Mid Cap Growth Fund...........................     none        none          none
Select Growth Fund............................     none        none          none
Small Cap Growth Fund.........................     none        none          none
Small Cap Value Fund..........................     none        none          none
Small Company Growth Fund*....................     none        none          none
Utility Fund..................................     none        none          none
Value Opportunities Fund......................     none        none          none
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
 ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX..................      $1-      $50,001-        over
                                                  $10,000    $100,000      $100,000

INTERESTED TRUSTEE

                                                                   TRUSTEE
                                                               ---------------
DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES OF THE TRUST      WHALEN
-------------------------------------------------------------      ------
Aggressive Growth Fund......................................   $10,001-$50,000
Asset Allocation Conservative Fund..........................     $1-$10,000
Asset Allocation Growth Fund................................     $1-$10,000
Asset Allocation Moderate Fund..............................     $1-$10,000
Core Equity Fund*...........................................        none
Disciplined Small Cap Value Fund*...........................        none
Leaders Fund................................................   $10,001-$50,000
Mid Cap Growth Fund.........................................        none
Select Growth Fund..........................................        none
Small Cap Growth Fund.......................................     $1-$10,000
Small Cap Value Fund........................................   $10,001-$50,000
Small Company Growth Fund*..................................        none
Utility Fund................................................     $1-$10,000
Value Opportunities Fund....................................     $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND
  COMPLEX...................................................    over $100,000

------------------------------------

* Had not commenced investment operations as of December 31, 2006.

     Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust had in the aggregate, combining beneficially owned equity securities and deferred compensation of each series of the

Trust and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.

          2006 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

DOLLAR RANGE OF EQUITY
SECURITIES AND DEFERRED                                                        TRUSTEES
COMPENSATION IN EACH                 --------------------------------------------------------------------------------------------
SERIES OF THE TRUST                    ARCH     CHOATE   DAMMEYER    HEAGY    KENNEDY     KERR     NELSON   SONNENSCHEIN  WOOLSEY
-----------------------                ----     ------   --------    -----    -------     ----     ------   ------------  -------
Aggressive Growth Fund.............  $50,001-    none     none        none      $1-       none      over        none       none
                                     $100,000                                 $10,000             $100,000
Asset Allocation Conservative
 Fund..............................    none      none     none        none      none      none      none        none       none
Asset Allocation Growth Fund.......    none      none     none        none      none      none      none        none       none
Asset Allocation Moderate Fund.....    none      none     none        none      none      none      none        none       none
Core Equity Fund*..................    none      none     none        none      none      none      none        none       none
Disciplined Small Cap Value
 Fund*.............................    none      none     none        none      none      none      none        none       none
Leaders Fund.......................    none      none     none        none      $1-       none      none        none       none
                                                                              $10,000
Mid Cap Growth Fund................    none      none     none        none      $1-       none      none        none       none
                                                                              $10,000
Select Growth Fund.................    none      none     none        none      $1-       none      none        none       none
                                                                              $10,000
Small Cap Growth Fund..............    none      none     none        none    $50,001-    none      none        none
                                                                              $100,000
Small Cap Value Fund...............    none      none     none        none    $10,001-    none      none        none       none
                                                                              $50,000
Small Company Growth Fund*.........    none      none     none        none      none      none      none        none       none
Utility Fund.......................    none      none     none        none      none      none      none        none       none
Value Opportunities Fund...........    none      none     none        none      over      none      none        none       none
                                                                              $100,000
AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES AND DEFERRED
 COMPENSATION IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX.......    over      over     over        over      over      over      over        over       over
                                     $100,000  $100,000  $100,000   $100,000  $100,000  $100,000  $100,000    $100,000    $100,000

INTERESTED TRUSTEE

                                                                                             TRUSTEE
                                                                                         ---------------
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN EACH SERIES OF THE TRUST      WHALEN
---------------------------------------------------------------------------------------      ------
Aggressive Growth Fund...................................................                $10,001-$50,000
Asset Allocation Conservative Fund.......................................                  $1-$10,000
Asset Allocation Growth Fund.............................................                  $1-$10,000
Asset Allocation Moderate Fund...........................................                  $1-$10,000
Core Equity Fund*........................................................                     none
Disciplined Small Cap Value Fund*........................................                     none
Leaders Fund.............................................................                $10,001-$50,000
Mid Cap Growth Fund......................................................                     none
Select Growth Fund.......................................................                     none
Small Cap Growth Fund....................................................                  $1-$10,000
Small Cap Value Fund.....................................................                $10,001-$50,000
Small Company Growth Fund*...............................................                     none
Utility Fund.............................................................                  $1-$10,000
Value Opportunities Fund.................................................                  $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND COMPLEX...........                 over $100,000

------------------------------------

* Had not commenced investment operations as of December 31, 2006.

     As of July 2, 2007, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

CODE OF ETHICS

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments), and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

ADVISORY FEES

                                                                      FISCAL YEAR ENDED
                                                                          MARCH 31,
                                                             ------------------------------------
                                                                2007         2006         2005
                                                                ----         ----         ----
The Adviser received the approximate advisory fees (net of
  fee waivers) of..........................................  $8,325,589   $5,490,300   $3,757,100
The Adviser waived the approximate advisory fees of........  $        0   $   14,800   $   41,200

LITIGATION INVOLVING THE ADVISER

     The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiff moved to remand the case back to Illinois state court. In May 2007, the district court entered an order staying proceeds in the case pending developments in similar cases currently on appeal to the federal court of appeals. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

                                FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     As of March 31, 2007, Dennis Lynch managed 33 registered investment companies with a total of approximately $17.0 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $895.0 million in assets; and 8,240 other accounts (which includes separate accounts managed under certain "wrap fee programs") with a total of approximately $2.0 billion in assets.

     As of March 31, 2007, David Cohen managed 33 registered investment companies with a total of approximately $17.0 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $895.0 million in assets; and 8,240 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $2.0 billion in assets.

     As of March 31, 2007, Sam Chainani managed 33 registered investment companies with a total of approximately $17.0 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $895.0 million in assets; and 8,240 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $2.0 billion in assets.

     As of March 31, 2007, Alexander T. Norton managed 33 registered investment companies with a total of approximately $17.0 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $895.0 million in assets; and 8,240 other accounts (which include separate accounts managed under certain "wrap fee programs") with a total of approximately $2.0 billion in assets.

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The

Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;

     - Morgan Stanley's Long-Term Incentive Compensation Program awards--a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Alignment Plan (IMAP) awards--a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu;

     - Voluntary Deferred Compensation Plans--voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Fund, the Fund's investment performance is measured against the Russell Midcap(R) Growth Index and against appropriate rankings or ratings prepared by Morningstar Inc. or similar independent services which monitor Fund performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of March 31, 2007, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

    Dennis Lynch--none*

     David Cohen--$100,001-$500,000*

     Sam Chainani--none*

    Alexander Norton--none*

    (*)Not included in the table above, the portfolio manager has made investments in one or more other mutual funds managed by the same portfolio management team pursuant to a similar strategy.

                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

LEGAL SERVICES AGREEMENT

     The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT

     The Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. The Fund's Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Fund and other Van Kampen funds. The Fund reimburses Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

FUND PAYMENTS PURSUANT TO THESE AGREEMENTS

                                                                    FISCAL YEAR ENDED
                                                                        MARCH 31,
                                                              -----------------------------
                                                                2007       2006      2005
                                                                ----       ----      ----
Pursuant to these agreements, Morgan Stanley or its
  affiliates have received from the Fund approximately*.....  $132,600   $132,900   $66,000

* The Fund began accruing expenses under the Chief Compliance Officer Employment Agreement on July 15, 2004.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. The approximate total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.

                                                                     Total            Amounts
                                                                  Underwriting      Retained by
                                                                  Commissions       Distributor
                                                                  ------------      -----------
Fiscal year ended March 31, 2007............................       $5,814,800         $926,100
Fiscal year ended March 31, 2006............................       $5,608,300         $881,300
Fiscal year ended March 31, 2005............................       $1,945,000         $304,900

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                              Total Sales Charge
                                                           -------------------------         Reallowed
                                                           As % of       As % of Net        To Dealers
                       Size of                             Offering        Amount            As a % of
                     Investment                             Price         Invested        Offering Price
---------------------------------------------------------------------------------------------------------
Less than $50,000....................................       5.75%           6.10%              5.00%
$50,000 but less than $100,000.......................       4.75%           4.99%              4.00%
$100,000 but less than $250,000......................       3.75%           3.90%              3.00%
$250,000 but less than $500,000......................       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000....................       2.00%           2.04%              1.75%
$1,000,000 or more...................................           *               *                  *
---------------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Fund during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.

     With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Fund's Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less any deferred sales charges it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or
(ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

     As of March 31, 2007, there were approximately $636,200 and $98,700 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing in each case less than 1% of the Fund's net assets attributable to Class B Shares and Class C Shares. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

     For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class A Shares were $2,134,452 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for distributing and servicing Class A Shareholders and for administering the Class A Share Plans. For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class B Shares were $1,724,872 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $1,293,517 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $431,355 for fees paid to financial intermediaries for servicing Class B Shareholders and administering the Class B Share Plans. For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class C Shares were $796,871 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments:

$255,360 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $541,511 for fees paid to financial intermediaries for servicing Class C Shareholders and administering the Class C Share Plans.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") and certain other authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and to other authorized dealers for the purpose of promoting the sale of Fund shares, providing the Fund and other Van Kampen funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Fund and other Van Kampen funds on the authorized dealer's preferred or recommended fund list, granting the Distributor access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor.

     With respect to Morgan Stanley & Co. financial advisers and intermediaries, these payments currently include the following amounts: (1) for Class A Shares, Class B Shares and Class C Shares (excluding shares, if any, held by participants in the Morgan Stanley Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), (a) an amount equal to 0.11% of the value (at the time of sale) of gross sales of such Fund shares and (b) an ongoing annual fee in an amount up to 0.03% of the value of such Fund shares held (to the extent assets held by Morgan Stanley & Co. accounts in certain Van Kampen Funds exceed $600 million); (2) for Class I Shares (excluding sales through Morgan Stanley Fund Solution(SM) Program, Morgan Stanley Funds Portfolio Architect(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), an ongoing annual fee in an amount up to 0.05% of the value of such shares held and (3) for shares sold through 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held.

     With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of Fund shares and/or (b) an ongoing annual fee in an amount up to 0.13% of the value of such Fund shares; and (2) for shares sold through 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.

     The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley & Co. or other authorized dealers may provide Morgan Stanley & Co. or other authorized dealers, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley & Co. or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     The Distributor has entered into agreements with the following firms whereby certain shares of the Fund will be offered pursuant to such firm's retirement plan alliance program(s): (i) American Century Retirement Plan Services, (ii) SunGard Investment Products Inc., (iii) GoldK Investment Services, Inc., (iv) ABN Amro Trust Services Co., (v) AMVESCAP Retirement, Inc.,
(vi) Northern Trust Retirement Consulting, LLC, (vii) MetLife Securities, Inc.,
(viii) ExpertPlan, (ix) Hartford Life Insurance Company, (x) Hartford Securities Distribution Company, Inc., (xi) JPMorgan Retirement Plan Services LLC, (xii) Massachusetts Mutual Life Insurance Company, (xiii) Reliance Trust Company and
(xiv) The Princeton Retirement Group, Inc. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements, as well as the ability to purchase Class A Shares at net asset value or the availability of other share classes.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Trustees. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. In selecting among firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. In certain instances, the Adviser may instruct certain broker-dealers to pay for research services provided by executing brokers or third party research providers, which are selected independently by the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. To the extent that the Adviser receives these services from broker-dealers, it will not have to pay for these services itself.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms (and futures commission merchants) affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers (and futures commission merchants), through which the Fund may effect securities (or futures) transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities or instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise described below the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:

                                                                                AFFILIATED
                                                                                  BROKERS
                                                                               -------------
                                                                                  MORGAN
                                                                ALL BROKERS    STANLEY & CO.
                                                                -----------    -------------
Commissions Paid:
  Fiscal year ended March 31, 2007..........................    $1,557,856        $19,924
  Fiscal year ended March 31, 2006..........................    $1,268,073        $ 8,302
  Fiscal year ended March 31, 2005..........................    $1,127,594        $ 5,604

Fiscal Year 2007 Percentages:
  Commissions with affiliate to total commissions..........................          1.28%
  Value of brokerage transactions with affiliate to total transactions.....          0.65%

     During the fiscal year ended March 31, 2007, the Fund paid $2,434,354 in brokerage commissions on transactions totaling $1,374,584,923 to brokers selected primarily on the basis of research services provided to the Adviser.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectuses captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, New Jersey 07303-0947, requesting an "Affidavit of Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424.

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectuses) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing Keogh plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."

     Class B Shareholders and Class C Shareholders (as well as Class A Shareholders subject to a contingent deferred sales charge) who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the plan is established.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge (if any) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. There is no reinstatement privilege for Class I Shares of the Fund. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called "wash sale" rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder's tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder's holding period for such shares will include the holding period for the redeemed shares.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within eighteen months of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a CDSC-Class A, followed by shares held the longest in the shareholder's account. The CDSC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                  WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class A (defined above) and CDSC-Class B and C are waived on redemptions in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class A and the CDSC-Class B and C on redemptions following the death or disability of a Class A Shareholder, a Class B Shareholder or a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class A or the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class A and the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class A and the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class A and the CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class A or CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC-Class A and the CDSC-Class B and C also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or
(5), the return of excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) or the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2). In addition, the CDSC-Class A and the CDSC-Class B and C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class A or CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the plan is established with respect to the Fund is hereinafter referred to as the "initial account balance." If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A Shares will, in most instances be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class A and CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. The Fund will waive the CDSC-Class B and C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class B Shares and Class C Shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Class A Shares, Class B Shares and Class C Shares Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Class A Shares, Class B Shares and Class C Shares Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class A and the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

     To avoid a nondeductible 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or "qualified dividend income" into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur,
(vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that the Fund must meet to be treated as a regulated investment company. The Fund intends to monitor its transactions and may make certain tax elections or takes other actions to mitigate the effect of these provisions and prevent disqualification of the Fund as a regulated investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Fund to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

     Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the corporate dividends received deduction if the Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010). The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not:

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends, interest-related dividends and short-term capital gain dividends) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status.

     Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to Non-U.S. Shareholders without having to withhold on such dividends at the 30% rate. The amount of "interest-related dividends" that the Fund may pay each year is limited to the amount of "qualified interest income" received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. "Qualified interest income" includes, among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. The amount of "short-term capital gain dividends" that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year. If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares generally will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

     The Fund may invest in securities of REITs or corporations that invest significantly in real property and are treated as "United States real property holding corporations" for U.S. federal income tax purposes. The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") subjects a non-United States person to U.S. federal income tax on gain from the disposition of interests in U.S. real property as if such person were a United States person. Such gain is sometimes referred to as "FIRPTA gain." If the Fund recognizes FIRPTA gain from the sale or other disposition of REIT securities or securities of any other "United States real property holding corporation" (as defined in the Code), or receives a distribution from a REIT that is attributable to the REIT's sale of "United States real property interests" (as defined in the Code), then a portion of the Fund's distributions to its Non-U.S. Shareholders will be attributable to such FIRPTA gain. The Fund may be required to withhold U.S. withholding tax at a rate of 35% from distributions to its Non-U.S. Shareholders that are attributable to the Fund's receipt of FIRPTA gain distributions from a REIT in which the Fund invests. The Fund also may be required to withhold from distributions to its Non-U.S. Shareholders that are attributable to the Fund's own recognition of FIRPTA gain (e.g., from the Fund's sale of United States real property interests). Non-U.S. Shareholders who receive such distributions may be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. While the Fund intends to make every effort to identify and pass through any FIRPTA gain that it receives from its investments in REITs (or that it recognizes directly), and to make any required withholdings on distributions of this income paid directly to Non-U.S. Shareholders, intermediaries who have assumed tax reporting responsibilities on managed omnibus accounts may not have the capacity to identify Non-U.S. Shareholders who are paid distributions attributable to FIRPTA gain and to properly withhold U.S. federal income taxes on these distributions. Non-U.S. Shareholders of these accounts should consult their investment representatives and tax advisers about any additional tax that may be due on FIRPTA gain.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 28% (through 2010) ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S. Shareholder that property certifies its non-United States status), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) the amount of dividends, capital gain dividends and redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     Total return is calculated separately for Class A Shares, Class B Shares, Class C Shares and Class I Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time, the Fund's marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund commenced investment operations on December 27, 1995. From December 27, 1995 up to February 3, 1997, the Fund operated with a limited amount of capital being invested by affiliates of the Fund's Adviser. Prior to February 3, 1997, the Fund had not engaged in a broad continuous public offering of its shares, had sold shares to only a limited number of public investors and had not been subject to redemption requests. The Fund commenced a broad public offering of its shares on February 3, 1997. The Fund was offered for a limited time and then was closed to new investors on March 14, 1997 after raising new assets of approximately $100,000,000. The Fund may, from time to time, close and reopen the offering of its shares to new investors as market conditions permit. Prior to February 3, 1997, the Fund had not engaged in a broad continuous public offering of its shares, had sold shares to only a limited number of investors and had not been subject to redemption requests. One factor impacting the Fund's 1996 performance was the Fund's investments in initial public offerings (IPOs). These investments had a greater effect on Fund's 1996 performance than similar investments made in subsequent years, in part because of the smaller size of the Fund in 1996. There is no assurance that the Fund's future investments in IPOs will have the same affect on performance as the IPOs did in 1996. The Fund's investment results are based on historical performance and are not intended to indicate future performance.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; (3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Fund at the telephone number or address printed on the cover of this Statement of Additional Information.

     The results shown below are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

CLASS A SHARES

     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended March 31, 2007 was -2.92%, (ii) the five-year period ended March 31, 2007 was 7.50% and (iii) the ten-year period ended March 31, 2007 was 10.94%.

     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to Class A Shares from December 27, 1995 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 355.86%.

     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to Class A Shares from December 27, 1995 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 383.67%.

CLASS B SHARES

     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically converted to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended March 31, 2007 was -2.65%, (ii) the five-year period ended March 31, 2007 was 7.74% and (iii) the ten-year period ended March 31, 2007 was 10.91%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to Class B Shares from December 27, 1995 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was 357.95%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to Class B Shares from December 27, 1995 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was 357.95%.

CLASS C SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended March 31, 2007 was 1.25%, (ii) the five-year period ended March 31, 2007 was 7.98% and (iii) the ten-year period ended March 31, 2007 was 10.75%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to the Class C Shares from December 27, 1995 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was 347.04%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to the Class C Shares from December 27, 1995 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was 347.04%.

CLASS I SHARES

     The Fund's average annual total return for Class I Shares of the Fund for the (i) one-year period ended March 31, 2007 was 3.28%, and (ii) the approximately one-year, eight-month period from August 12, 2005 (commencement of distribution of Class I Shares of the Fund) through March 31, 2007 was 12.25%.

     The Fund's cumulative non-standardized total return with respect to the Class I Shares from August 12, 2005 (commencement of distribution of Class I Shares of the Fund) through March 31, 2007 was 20.77%.

                               OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning the Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser to the Fund's shareholders. The Fund and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. On its public web site, the Fund currently makes available:

     - Calendar Quarters: Complete portfolio holdings as of the end of each calendar quarter disclosed with a minimum lag time of 30 calendar days.

     - Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 15 business days.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when the Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both the Fund's Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

     Pre-Authorized Categories. Pursuant to the Policy, the Fund may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Fund's Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for the Fund. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

     Shareholders In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     Attribution Analyses. Pursuant to the Policy, the Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio(s)) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     Transition Managers. Pursuant to the Policy, the Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     Other Entities. Pursuant to the Policy, the Fund or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and the Fund's Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of the Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Fund and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and

     - monitor potential conflicts of interest between Fund shareholders, on the one hand, and those of the Adviser, the Distributor or affiliated persons of the Fund, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

     The PHRC will regularly report to the Board of Trustees on the Fund's disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings. The Fund currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

NAME                                  INFORMATION DISCLOSED     FREQUENCY (1)          LAG TIME
----                                  ---------------------  -------------------  -------------------
SERVICE PROVIDERS
State Street
  Bank and Trust Company (*)........  Full portfolio         Daily basis                  (2)
                                      holdings
Institutional Shareholder Services
  (ISS) (proxy voting agent) (*)....  Full portfolio         Twice a month                (2)
                                      holdings
FT Interactive Data Pricing Service
  Provider (*)......................  Full portfolio         As needed                    (2)
                                      holdings
Van Kampen Investor Services Inc.
  (*)...............................  Full portfolio         As needed                    (2)
                                      holdings
David Hall (*)......................  Full portfolio         On a semi-annual             (3)
                                      holdings               and annual fiscal
                                                             basis
Windawi (*).........................  Full portfolio         On a semi-annual             (3)
                                      holdings               and annual fiscal
                                                             basis

FUND RATING AGENCIES
Lipper (*)..........................  Full portfolio         Monthly and          Approximately 1 day
                                      holdings               quarterly basis      after previous
                                                                                  month end and
                                                                                  approximately 30
                                                                                  days after quarter
                                                                                  end, respectively
Morningstar (**)....................  Full portfolio         Quarterly basis      Approximately 30
                                      holdings                                    days after quarter
                                                                                  end
Standard & Poor's (*)...............  Full portfolio         Monthly              As of previous
                                      holdings                                    month end
CONSULTANTS AND ANALYSTS
Arnerich Massena & Associates, Inc.
  (*)...............................  Top Ten and Full       Quarterly basis (6)  Approximately 10-12
                                      portfolio holdings                          days after quarter
                                                                                  end
Bloomberg (**)......................  Full portfolio         Quarterly basis      Approximately 30
                                      holdings                                    days after quarter
                                                                                  end
Callan Associates (*)...............  Top Ten and Full       Monthly and          Approximately 10-12
                                      portfolio holdings     quarterly basis,     days after
                                                             respectively (6)     month/quarter end

NAME                                  INFORMATION DISCLOSED     FREQUENCY (1)          LAG TIME
----                                  ---------------------  -------------------  -------------------
Cambridge Associates (*)............  Top Ten and Full       Quarterly basis (6)  Approximately 10-12
                                      portfolio holdings                          days after quarter
                                                                                  end
CTC Consulting, Inc. (**)...........  Top Ten and Full       Quarterly basis      Approximately 15
                                      portfolio holdings                          days after quarter
                                                                                  end and
                                                                                  approximately 30
                                                                                  days after quarter
                                                                                  end, respectively
Credit Suisse First Boston (*)        Top Ten and Full       Monthly and          Approximately 10-12
                                      portfolio holdings     quarterly basis,     days after
                                                             respectively (6)     month/quarter end
Evaluation Associates (*)...........  Top Ten and Full       Monthly and          Approximately 10-12
                                      portfolio holdings     quarterly basis,     days after
                                                             respectively (6)     month/quarter end
Fund Evaluation Group (**)..........  Top Ten portfolio      Quarterly basis      At least 15 days
                                      holdings (4)                                after quarter end
Jeffrey Slocum & Associates (*).....  Full portfolio         Quarterly basis (6)  Approximately 10-12
                                      holdings (5)                                days after quarter
                                                                                  end
Hammond Associates (**).............  Full portfolio         Quarterly basis      At least 30 days
                                      holdings (5)                                after quarter end
Hartland & Co. (**).................  Full portfolio         Quarterly basis      At least 30 days
                                      holdings (5)                                after quarter end
Hewitt Associates (*)...............  Top Ten and Full       Monthly and          Approximately 10-12
                                      portfolio holdings     quarterly basis,     days after
                                                             respectively (6)     month/quarter end
Merrill Lynch (*)...................  Full portfolio         Monthly basis (6)    Approximately 1 day
                                      holdings                                    after previous
                                                                                  month end
Mobius (**).........................  Top Ten portfolio      Monthly basis        At least 15 days
                                      holdings (4)                                after month end
Nelsons (**)........................  Top Ten holdings (4)   Quarterly basis      At least 15 days
                                                                                  after quarter end
Prime Buchholz & Associates, Inc.
  (**)..............................  Full portfolio         Quarterly basis      At least 30 days
                                      holdings (5)                                after quarter end
PSN (**)............................  Top Ten holdings (4)   Quarterly basis      At least 15 days
                                                                                  after quarter end
PFM Asset Management LLC (*)........  Top Ten and Full       Quarterly basis (6)  Approximately 10-12
                                      portfolio holdings                          days after quarter
                                                                                  end
Russell Investment Group/Russell/
  Mellon Analytical Services, Inc.
  (**)..............................  Top Ten and Full       Monthly and          At least 15 days
                                      portfolio holdings     quarterly basis      after month end and
                                                                                  at least 30 days
                                                                                  after quarter end,
                                                                                  respectively
Stratford Advisory Group, Inc.
  (*)...............................  Top Ten portfolio      Quarterly basis (6)  Approximately 10-12
                                      holdings (7)                                days after quarter
                                                                                  end

NAME                                  INFORMATION DISCLOSED     FREQUENCY (1)          LAG TIME
----                                  ---------------------  -------------------  -------------------
Thompson Financial (**).............  Full portfolio         Quarterly basis      At least 30 days
                                      holdings (5)                                after quarter end
Watershed Investment Consultants,
  Inc. (*)..........................  Top Ten and Full       Quarterly basis (6)  Approximately 10-12
                                      portfolio holdings                          days after quarter
                                                                                  end
Yanni Partners (**).................  Top Ten portfolio      Quarterly basis      At least 15 days
                                      holdings (4)                                after quarter end
PORTFOLIO ANALYTICS PROVIDER
  Fact Set (*)......................  Complete portfolio     Daily                One day
                                      holdings

------------------------------------

 (*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.
(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.
 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) As needed after the end of the semi-annual and/or annual period.

 (4) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (5) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

 (6) This information will also be provided upon request from time to time.

 (7) Full portfolio holdings will also be provided upon request from time to time.

     The Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Fund or the Adviser. These persons currently are (i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis),
(iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the Fund's independent registered public accounting firm.

PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. The Board has delegated the day-to-day responsibility to the Adviser to vote such proxies, pursuant to the Board approved Proxy Voting Policy, a copy of which is currently in effect as of the date of this Statement of Additional Information is attached hereto as Appendix A.

     The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. The Fund's most recent proxy voting record filed with the SEC is also available without charge on our web site at www.vankampen.com. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent registered public accounting firm.

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENTS

     The audited financial statements of the Fund are incorporated herein by reference to the Annual Report to shareholders of the Fund dated March 31, 2007. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Trust's filing on Form N-CSR as filed with the SEC on May 29, 2007. The Annual Report may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

               APPENDIX A -- MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

     Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

     The MSIM entities covered by this Policy currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds -- collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

     Proxy Research Services -- Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

     Voting Proxies for Certain Non-U.S. Companies -- Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

     We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:

          - Approval of financial statements and auditor reports.

          - General updating/corrective amendments to the charter.

          - Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS

     1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

             a. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

             b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.

             c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

             d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

             e. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

             f. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

     2. Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

     3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

     4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

     5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

     6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

     7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

     8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

     9. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

     1. We generally support the following:

          - Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          - Proposals to authorize share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          - Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          - Proposals for higher dividend payouts.

     2. We generally oppose the following (notwithstanding management support):

          - Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          - Proposals to create "blank check" preferred stock.

          - Proposals relating to changes in capitalization by 100% or more.

E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS

     1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

     2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

     3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

     4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal:
        (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G. EXECUTIVE AND DIRECTOR REMUNERATION.

     1. We generally support the following proposals:

          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

          - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

     4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

     5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

     6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

     The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

     The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

     The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. COMMITTEE PROCEDURES

     The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

     The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

     Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. MATERIAL CONFLICTS OF INTEREST

     In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

     The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

     A potential material conflict of interest could exist in the following situations, among others:

     1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

     2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

     3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

     1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

     2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

     3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. PROXY VOTING REPORTING

     The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

     The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

     MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

     MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

     The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

     Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

     In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

     1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

     2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

                                                                      APPENDIX C

                      STATEMENT OF ADDITIONAL INFORMATION
                       OF THE VAN KAMPEN AGGRESSIVE FUND

                              Dated July 31, 2007

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                             AGGRESSIVE GROWTH FUND

     Van Kampen Aggressive Growth Fund's (the "Fund") investment objective is to seek capital growth. The Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in common stocks and other equity securities of small- and medium-sized growth companies.

     The Fund is organized as a diversified series of the Van Kampen Equity Trust, an open-end management investment company (the "Trust").

     This Statement of Additional Information is not a prospectus. Shares of the Fund are subject to two different prospectuses. Class A Shares, Class B Shares and Class C Shares are subject to one prospectus dated July 31, 2007 and Class I Shares and Class R Shares are subject to a separate prospectus dated July 31, 2007 (collectively referred to herein as the "Prospectuses" or individually as a "Prospectus"). This Statement of Additional Information should be read in conjunction with a Prospectus of the Fund. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read a Prospectus prior to purchasing shares of the Fund. A Class A Shares, Class B Shares and Class C Shares Prospectus, a Class I Shares and Class R Shares Prospectus, the Statement of Additional Information and the Fund's Annual and Semiannual Reports may be obtained without charge from our web site at www.vankampen.com or any of these materials may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza - Suite 100, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 847-2424.

                               TABLE OF CONTENTS

                                                                Page
                                                                ----
General Information.........................................    B-2
Investment Objective, Investment Strategies and Risks.......    B-4
Strategic Transactions......................................    B-8
Investment Restrictions.....................................    B-14
Trustees and Officers.......................................    B-16
Investment Advisory Agreement...............................    B-27
Fund Management.............................................    B-28
Other Agreements............................................    B-30
Distribution and Service....................................    B-31
Transfer Agent..............................................    B-35
Portfolio Transactions and Brokerage Allocation.............    B-36
Shareholder Services........................................    B-37
Redemption of Shares........................................    B-39
Contingent Deferred Sales Charge-Class A....................    B-40
Waiver of Contingent Deferred Sales Charges.................    B-40
Taxation....................................................    B-41
Fund Performance............................................    B-47
Other Information...........................................    B-50
Financial Statements........................................    B-55
Appendix A - Proxy Voting Policy and Procedures.............    A-1

        THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED JULY 31, 2007.

                                                                    AGG SAI 7/07

                              GENERAL INFORMATION

     The Trust is an unincorporated statutory trust organized under the laws of the State of Delaware by an Agreement and Declaration of Trust (the "Declaration of Trust") dated May 10, 1995. The Trust was originally organized in 1987 under the name Van Kampen Merritt Equity Trust as a Massachusetts business trust (the "Massachusetts Trust"). The Massachusetts Trust was reorganized into the Trust under the name Van Kampen American Capital Equity Trust on July 31, 1995. The Trust was created for facilitating the Massachusetts Trust reorganization into a Delaware statutory trust. On July 14, 1998, the Trust adopted its current name.

     The Fund was originally organized as a series of the Trust under the name Van Kampen American Capital Aggressive Growth Fund on April 26, 1996. On July 14, 1998, the Fund adopted its current name.

     Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor") and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley. The principal office of each of the Trust, the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 522 Fifth Avenue, New York, New York 10036. The principal office of Investor Services is located at 2800 Post Oak Boulevard, Houston, Texas 77056.

     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.

     The Fund currently offers five classes of shares, designated as Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares. Other classes may be established from time to time in accordance with the provisions of the Declaration of Trust. Each class of shares of the Fund generally is identical in all respects except that each class of shares is subject to its own sales charge schedule and its own distribution and service expenses. Each class of shares also has exclusive voting rights with respect to its distribution and service fees.

     Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution or service fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in a Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.

     The Trust does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the Investment Company Act of 1940, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").

     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. The liquidation proceeds to holders of classes of shares with higher distribution fees and transfer agency costs are likely to be less than the liquidation proceeds to holders of classes of shares with lower distribution fees and transfer agency costs.

     The trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series outstanding and entitled to vote (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the trustees without approval from each affected shareholder or trustee, as the case may be.

     Statements contained in this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.

     As of July 2, 2007, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares, Class C Shares, Class I Shares or Class R Shares of the Fund, except as follows below. Prior to July 30, 2004, the Class I Shares of the Fund were designated as Class D Shares. All issued and outstanding Class D Shares were redesignated as Class I Shares as of that date.

                                                                              APPROXIMATE
                                                                             PERCENTAGE OF
                                                                  CLASS      OWNERSHIP ON
NAME AND ADDRESS OF HOLDER                                      OF SHARES    JULY 2, 2007
--------------------------                                      ---------    -------------
Morgan Stanley & Co. .......................................        C              11%
2000 Westchester Avenue                                             I              68%
Purchase, NY 10577

Edward Jones & Co. .........................................        A               7%
Attn: Mutual Fund
Shareholder Accounting
201 Progress Parkway
Maryland Heights, MO 63043-3009

MLPF&S For the Sole Benefit of its Customers ...............        A               8%
Attn: Fund Administration 97J79
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

PFPC Brokerage Services.....................................        A              19%
FBO Primerica Financial Services                                    B              23%
760 Moore Road
King of Prussia, PA 19406-1212

MLPF&S For the Sole Benefit of its Customers ...............        B              30%
Attn: Fund Administration 97J80
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

MLPF&S For the Sole Benefit of its Customers ...............        C               7%
Attn: Fund Administration 97J81
4800 Deer Lake Drive East, 2nd Floor
Jacksonville, FL 32246-6484

Citigroup Global Markets Inc. ..............................        C              10%
Attn: Cindy Tempesta, 7(th) Floor
333 West 34(th) Street
New York, NY 10001-2402

                                                                              APPROXIMATE
                                                                             PERCENTAGE OF
                                                                  CLASS      OWNERSHIP ON
NAME AND ADDRESS OF HOLDER                                      OF SHARES    JULY 2, 2007
--------------------------                                      ---------    -------------

Pershing LLC ...............................................        C              11%
1 Pershing Plaza
Jersey City, NJ 07399-0002

MAC & Co. ..................................................        I              27%
Start/DPSP Plan
Attn: Mutual Funds Operations
PO Box 3198
Pittsburgh, PA 15230-3198

Morgan Stanley Investment Management .......................        R             100%
Financial Control Group
Attn: Karen Romero
195 Broadway, 19th Floor
New York, NY 10007-3100

             INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RISKS

     The following disclosure supplements the disclosure set forth under the caption "Investment Objective, Principal Investment Strategies and Risks" in a Prospectus and does not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in a Prospectus for a complete presentation of the matters disclosed below.

REPURCHASE AGREEMENTS

     The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn a return on temporarily available cash. The Fund may invest an amount up to 25% of its total assets at the time of purchase in securities subject to repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund's Board of Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

     Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

BORROWING AND REVERSE REPURCHASE AGREEMENTS

     The Fund may borrow money for investment purposes up to the limits specified in the Fund's investment restrictions. The Fund may borrow money from banks and engage in reverse repurchase agreements in an amount up to 33 1/3% of the Fund's total assets (including the amount borrowed). The Fund also may borrow money in an amount up to 5% of the Fund's total assets for temporary purposes. The Fund has no current intention to borrow money other than for temporary purposes.

     Borrowing by the Fund creates special risk considerations such as greater potential volatility in the net asset value of the shares and in the yield on the Fund's portfolio. To the extent that the Fund is otherwise fully invested and the Adviser believes that additional investment opportunities exist with the potential for capital growth, the Fund may employ leverage for the purpose of acquiring portfolio securities. Such utilization of leverage is considered speculative, and involves risks. The assets of the Fund, including any additional assets which may be purchased with the proceeds of any borrowings, will consist primarily of common stocks and other equity securities of growth companies, the prices of which may be volatile. In the event that the values of the Fund's portfolio securities do not appreciate or, in fact, depreciate, the Fund would be forced to liquidate a portion of its portfolio, which could be significant depending upon the magnitude of the decline in value of the Fund's assets, to pay interest on, and repay the principal of, any such borrowings. Even in the event that any assets purchased with the proceeds of such borrowings appreciate as anticipated by the Adviser, a portion of the Fund's assets may be required to be liquidated to meet scheduled principal and interest payments with respect to such borrowings. Any such liquidations may be at inopportune times and prices. Utilization of investment leverage would result in a higher volatility of the net asset value of the Fund. The effect of leverage in a declining market would result in a greater decrease in net asset value to holders of the Fund's shares than if the Fund were not leveraged. The extent to which the Fund may borrow will depend upon the availability of credit. No assurance can be given that the Fund will be able to borrow on terms acceptable to the Fund and the Adviser. The Fund's use of leverage may impair the ability of the Fund to maintain its qualification for federal income tax purposes as a regulated investment company. The rights of any lenders to the Fund to receive payments of interest on and repayments of principal of borrowings will be senior to the rights of the Fund's shareholders, and the terms of the Fund's borrowings may contain provisions that limit certain activities of the Fund and could result in precluding the purchase of securities and instruments that the Fund would otherwise purchase.

     Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. The Fund will segregate an amount of cash and/or liquid securities equal in value to its obligations in respect of reverse repurchase agreements and, accordingly, the Fund will not treat such obligations as senior securities for purposes of the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     The Fund may purchase and sell portfolio securities on a when-issued and delayed delivery basis. No income accrues to the Fund on securities in connection with such purchase transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market fluctuation; the value of the securities at delivery may be more or less than their purchase price, and yields generally available on comparable securities when delivery occurs may be higher or lower than yields on the securities obtained pursuant to such transactions. Because the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. The Fund will make commitments to purchase securities on such basis only with the intention of actually acquiring these securities, but the Fund may sell such securities prior to the settlement date if such sale is considered to be advisable. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with the Fund's investment objectives and policies and not for the purpose of investment leverage.

SHORT SALES AGAINST THE BOX

     The Fund may engage in "short-sales against the box." A short sale is a transaction in which the Fund would sell securities it does not own (but has borrowed) in anticipation of a decline in the market price of securities. A short-sale against the box is a transaction where at all times when the short position is open the Fund owns an equal amount of such securities or securities convertible or exchangeable into such securities without payment of additional consideration. The Fund will not engage in short sales other than against the box.

ILLIQUID SECURITIES

     The Fund may invest up to 15% of its net assets in illiquid securities, which includes securities that are not readily marketable, repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). The sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with procedures approved by the Fund's Board of Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which typically range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities, which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief (such as "no action" letters issued by the staff of the SEC interpreting or providing guidance on the 1940 Act or regulations thereunder) from the provisions of the 1940 Act, as amended from time to time.

CONVERTIBLE SECURITIES

     The Fund's investments in convertible securities may include securities with enhanced convertible features or "equity-linked" features. These securities come in many forms and may include features, among others, such as the following: (i) may be issued by the issuer of the underlying equity security on its own securities or securities it holds of another company or be issued by a third party (typically a brokerage firm or other financial entity) on a security of another company, (ii) may convert into equity securities, such as common stock, or may be redeemed for cash or some combination of cash and the linked security at a value based upon the value of the underlying equity security,
(iii) may have various conversion features prior to maturity at the option of the holder or the issuer or both, (iv) may limit the appreciation value with caps or collars of the value of the underlying equity security and (v) may have fixed, variable or no interest payments during the life of the security which reflect the actual or a structured return relative to the underlying dividends of the linked equity security. Generally these securities are designed to give investors enhanced yield opportunities to the equity securities of an issuer, but these securities may involve a limited appreciation potential, downside exposure, or a finite time in which to capture the yield advantage. For example, certain securities may provide a higher current dividend income than the dividend income on the underlying security while capping participation in the capital appreciation of such security. Other securities may involve arrangements with no interest or dividend payments made until maturity of the security or an enhanced principal amount received at maturity based on the yield and value of the underlying equity security during the security's term or at maturity. Besides enhanced yield opportunities, another advantage of using such securities is that they may be used for portfolio management or hedging purposes to reduce the risk of investing in a more volatile underlying equity security. There may be additional types of convertible securities with features not specifically referred to herein in which the Fund may invest consistent with its investment objective and policies.

     Investments in enhanced convertible or equity-linked securities may subject the Fund to additional risks not ordinarily associated with investments in traditional convertible securities. Particularly when such securities are issued by a third party on an underlying linked security of another company, the Fund is subject to risks if the underlying security underperforms or the issuer defaults on the payment of the dividend or the underlying security at maturity. In addition, the trading market for certain securities may be less liquid than for other convertible securities making it difficult for the Fund to dispose of a particular security in a timely manner, and reduced liquidity in the secondary market for any such securities may make it more difficult to obtain market quotations for valuing the Fund's portfolio.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

WARRANTS

     Warrants are in effect longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

SECURITIES OF FOREIGN ISSUERS

     The Fund also may purchase foreign securities in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or other securities representing underlying shares of foreign companies. These securities may not necessarily be denominated in the same currency as the underlying securities but generally are denominated in the currency of the market in which they are traded. ADRs are receipts typically issued by an American bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid by the ADR holders. In addition, less information generally is available for an unsponsored ADR than about a sponsored ADR and financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. The Fund may invest in ADRs through both sponsored and unsponsored arrangements. EDRs are receipts issued in Europe by banks or depositaries which evidence similar ownership arrangements.

                             STRATEGIC TRANSACTIONS

     The Fund may, but is not required to, use various investment strategies as described below ("Strategic Transactions") to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Adviser seeks to use such transactions to further the Fund's investment objective, no assurance can be given that the use of these transactions will achieve this result. The Fund's activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"), for qualification as a regulated investment company.

     In the course of pursuing these investment strategies, the Fund may purchase and sell derivative securities such as exchange-listed and over-the-counter put and call options on securities, financial futures contracts, equity, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures contracts. Among other things, Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange markets, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency. The use of options and futures contracts transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures contracts markets and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures contracts and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized. Income earned or deemed to be earned, if any, by the Fund from its Strategic Transactions will generally be taxable.

OPTIONS

     Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     With certain exceptions, OCC issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

     The Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

     If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options can also provide income.

     The Fund may purchase and sell call or put options on securities, including U.S. Treasury and agency securities, foreign sovereign debt, mortgage-backed securities, corporate debt securities, Eurodollar instruments and foreign debt securities that are traded on U.S. and foreign securities exchanges and in the OTC markets and related futures contracts on such securities, indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

FUTURES CONTRACTS

     The Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate, currency, equity or fixed-income market changes and for risk management purposes. Futures contracts generally are bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller of the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

     The Fund's use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management, or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

     The Fund will not enter into a futures contract or an option on a futures contract (except for closing transactions) for other than bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options on futures contracts would exceed 5% of the Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options on futures contracts are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

     The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS

     The Fund may engage in currency transactions with counterparties to manage the value of currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures contracts, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to cross-hedging or proxy hedging as described below.

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

     Risks of Currency Transactions. Currency transactions are subject to risks different from other transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

COMBINED TRANSACTIONS

     The Fund may enter into multiple transactions, including multiple options transactions, multiple futures contracts transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures contracts, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

     When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

     Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and/or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and/or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and/or liquid securities equal to the exercise price. A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency and/or liquid securities denominated in that currency equal to the Fund's obligations or to segregate cash and/or liquid securities equal to the amount of the Fund's obligation.

     OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash and/or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and/or liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash and/or liquid securities equal to any remaining obligation would need to be segregated.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following fundamental investment restrictions which may not be changed without shareholder approval by the vote of a majority of its outstanding voting securities, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. With respect to the limitations on illiquid securities and borrowings, the percentage limitations apply at the time of purchase and on an ongoing basis. These restrictions provide that the Fund shall not:

   1. Purchase any securities (other than obligations issued or guaranteed by the U.S. government or by its instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than 10% of the outstanding voting securities of an issuer; except that up to 25% of the Fund's total assets may be invested without regard to such limitation and except that the Fund may purchase securities of other investment companies without regard to such limitation to the extent permitted by (i) the 1940 Act, as amended from time to time,
      (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   2. Invest more than 25% of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

   3. Issue senior securities, borrow money from banks or enter into reverse repurchase agreements with banks in the aggregate in excess of 33 1/3% of the Fund's total assets (after giving effect to any such borrowing); which amount excludes no more than 5% of its total assets in borrowings and reverse repurchase agreements with any entity for temporary purposes. The Fund will not mortgage, pledge or hypothecate any assets other than in connection with issuances of senior securities, borrowings, delayed delivery and when issued transactions and strategic transactions.

   4. Make loans of money or property to any person, except (i) to the extent the securities in which the Fund may invest are considered to be loans,
      (ii) through the loan of portfolio securities, and (iii) to the extent that the Fund may lend money or property in connection with maintenance of the value of, or the Fund's interest with respect to, the securities owned by the Fund.

   5. Sell any securities "short," unless at all times when a short position is open the Fund owns an equal amount of the securities or of securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

   6. Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

   7. Make investments for the purpose of exercising control or participation in management, except to the extent that exercise by the Fund of its rights under agreements related to portfolio securities would be deemed to constitute such control or participation and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   8. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.

   9. Invest in interests in oil, gas, or other mineral exploration or development programs, except pursuant to the exercise by the Fund of its rights under agreements relating to portfolio securities.

  10. Purchase or sell real estate, commodities or commodity contracts, except to the extent that the securities that the Fund may invest in are considered to be interests in real estate, commodities or commodity contracts or to the extent the Fund exercises its rights under agreements relating to portfolio securities (in which case the Fund may liquidate real estate acquired as a result of a default on a mortgage), and except to the extent that Strategic Transactions the Fund may engage in are considered to be commodities or commodities contracts.

     The latter part of certain of the Fund's fundamental investment restrictions (i.e., the references to "as may otherwise be permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or
(iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time") provide the Fund with flexibility to change its limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Fund's Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.

NON-FUNDAMENTAL POLICIES:

     The Fund has adopted the following operating policies which may be amended by its Board of Trustees. The Fund shall not:

     1. Invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the 1940 Act.

     2. Invest 25% or more of its assets in a single industry, provided, however, that this limitation excludes shares of other open-end investment companies owned by the Fund but includes the Fund's pro rata portion of the securities and other assets owned by any such company. (Neither the U.S. government nor any of its agencies or instrumentalities will be considered an industry for purposes of this restriction.)

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of the Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Statement of Additional Information. Trustees serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

                              INDEPENDENT TRUSTEES

                                                                                                       NUMBER OF
                                               TERM OF                                                  FUNDS IN
                                              OFFICE AND                                                  FUND
                                 POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE
David C. Arch (62)               Trustee          +       Chairman and Chief Executive Officer of          72
Blistex Inc.                                              Blistex Inc., a consumer health care
1800 Swift Drive                                          products manufacturer.
Oak Brook, IL 60523

Jerry D. Choate (68)             Trustee          +       Prior to January 1999, Chairman and Chief        72
33971 Selva Road                                          Executive Officer of the Allstate
Suite 130                                                 Corporation ("Allstate") and Allstate
Dana Point, CA 92629                                      Insurance Company. Prior to January 1995,
                                                          President and Chief Executive Officer of
                                                          Allstate. Prior to August 1994, various
                                                          management positions at Allstate.

Rod Dammeyer (66)                Trustee          +       President of CAC, L.L.C., a private company      72
CAC, L.L.C.                                               offering capital investment and management
4350 LaJolla Village Drive                                advisory services.
Suite 980
San Diego, CA 92122-6223



NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE
David C. Arch (62)               Trustee/Director/
Blistex Inc.                     Managing General
1800 Swift Drive                 Partner of funds in
Oak Brook, IL 60523              the Fund Complex.
                                 Director of the
                                 Heartland Alliance, a
                                 nonprofit
                                 organization serving
                                 human needs based in
                                 Chicago. Board member
                                 of the Illinois
                                 Manufacturers'
                                 Association.

Jerry D. Choate (68)             Trustee/Director/
33971 Selva Road                 Managing General
Suite 130                        Partner of funds in
Dana Point, CA 92629             the Fund Complex.
                                 Director of H&R
                                 Block, Amgen Inc., a
                                 biotechnological
                                 company, and Valero
                                 Energy Corporation,
                                 an independent
                                 refining company.

Rod Dammeyer (66)                Trustee/Director/
CAC, L.L.C.                      Managing General
4350 LaJolla Village Drive       Partner of funds in
Suite 980                        the Fund Complex.
San Diego, CA 92122-6223         Director of Quidel
                                 Corporation,
                                 Stericycle, Inc., and
                                 Ventana Medical
                                 Systems, Inc. and
                                 Trustee of The
                                 Scripps Research
                                 Institute. Prior to
                                 April 2007, Director
                                 of GATX Corporation.
                                 Prior to April 2004,
                                 Director of
                                 TheraSense, Inc.
                                 Prior to January
                                 2004, Director of
                                 TeleTech Holdings
                                 Inc. and Arris Group,
                                 Inc.


                                                                                                       NUMBER OF
                                               TERM OF                                                  FUNDS IN
                                              OFFICE AND                                                  FUND
                                 POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE
Linda Hutton Heagy++ (59)        Trustee          +       Managing Partner of Heidrick & Struggles,        72
Heidrick & Struggles                                      an international executive search firm.
233 South Wacker Drive                                    Prior to 1997, Partner of Ray & Berndtson,
Suite 7000                                                Inc., an executive recruiting firm. Prior
Chicago, IL 60606                                         to 1995, Executive Vice President of ABN
                                                          AMRO, N.A., a bank holding company. Prior
                                                          to 1990, Executive Vice President of The
                                                          Exchange National Bank.

R. Craig Kennedy (55)            Trustee          +       Director and President of the German             72
1744 R Street, NW                                         Marshall Fund of the United States, an
Washington, DC 20009                                      independent U.S. foundation created to
                                                          deepen understanding, promote collaboration
                                                          and stimulate exchanges of practical
                                                          experience between Americans and Europeans.
                                                          Formerly, advisor to the Dennis Trading
                                                          Group Inc., a managed futures and option
                                                          company that invests money for individuals
                                                          and institutions. Prior to 1992, President
                                                          and Chief Executive Officer, Director and
                                                          member of the Investment Committee of the
                                                          Joyce Foundation, a private foundation.

Howard J Kerr (71)               Trustee          +       Prior to 1998, President and Chief               72
14 Huron Trace                                            Executive Officer of Pocklington
Galena, IL 61036                                          Corporation, Inc., an investment holding
                                                          company.

Jack E. Nelson (71)              Trustee          +       President of Nelson Investment Planning          72
423 Country Club Drive                                    Services, Inc., a financial planning
Winter Park, FL 32789                                     company and registered investment adviser
                                                          in the State of Florida. President of
                                                          Nelson Ivest Brokerage Services Inc., a
                                                          member of the NASD, Securities Investors
                                                          Protection Corp. and the Municipal
                                                          Securities Rulemaking Board. President of
                                                          Nelson Sales and Services Corporation, a
                                                          marketing and services company to support
                                                          affiliated companies.

Hugo F. Sonnenschein (66)        Trustee          +       President Emeritus and Honorary Trustee of       72
1126 E. 59th Street                                       the University of Chicago and the Adam
Chicago, IL 60637                                         Smith Distinguished Service Professor in
                                                          the Department of Economics at the
                                                          University of Chicago. Prior to July 2000,
                                                          President of the University of Chicago.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE
Linda Hutton Heagy++ (59)        Trustee/Director/
Heidrick & Struggles             Managing General
233 South Wacker Drive           Partner of funds in
Suite 7000                       the Fund Complex.
Chicago, IL 60606                Trustee on the
                                 University of Chicago
                                 Hospitals Board, Vice
                                 Chair of the Board of
                                 the YMCA of
                                 Metropolitan Chicago
                                 and a member of the
                                 Women's Board of the
                                 University of
                                 Chicago.

R. Craig Kennedy (55)            Trustee/Director/
1744 R Street, NW                Managing General
Washington, DC 20009             Partner of funds in
                                 the Fund Complex.


Howard J Kerr (71)               Trustee/Director/
14 Huron Trace                   Managing General
Galena, IL 61036                 Partner of funds in
                                 the Fund Complex.
                                 Director of the Lake
                                 Forest Bank & Trust.
                                 Director of the
                                 Marrow Foundation.

Jack E. Nelson (71)              Trustee/Director/
423 Country Club Drive           Managing General
Winter Park, FL 32789            Partner of funds in
                                 the Fund Complex.


Hugo F. Sonnenschein (66)        Trustee/Director/
1126 E. 59th Street              Managing General
Chicago, IL 60637                Partner of funds in
                                 the Fund Complex.
                                 Trustee of the
                                 University of
                                 Rochester and a
                                 member of its
                                 investment committee.
                                 Member of the
                                 National Academy of
                                 Sciences, the
                                 American
                                 Philosophical Society
                                 and a fellow of the
                                 American Academy of
                                 Arts and Sciences.

                                                                                                       NUMBER OF
                                               TERM OF                                                  FUNDS IN
                                              OFFICE AND                                                  FUND
                                 POSITION(S)  LENGTH OF                                                 COMPLEX
NAME, AGE AND ADDRESS             HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                       OVERSEEN
OF INDEPENDENT TRUSTEE              FUND        SERVED    DURING PAST 5 YEARS                          BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (65)   Trustee          +       Chief Communications Officer of the              72
815 Cumberstone Road                                      National Academy of Sciences/National
Harwood, MD 20776                                         Research Council, an independent, federally
                                                          chartered policy institution, from 2001 to
                                                          November 2003 and Chief Operating Officer
                                                          from 1993 to 2001. Prior to 1993, Executive
                                                          Director of the Commission on Behavioral
                                                          and Social Sciences and Education at the
                                                          National Academy of Sciences/National
                                                          Research Council. From 1980 through 1989,
                                                          Partner of Coopers & Lybrand.


NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (65)   Trustee/Director/
815 Cumberstone Road             Managing General
Harwood, MD 20776                Partner of funds in
                                 the Fund Complex.
                                 Director of Fluor
                                 Corp., an
                                 engineering,
                                 procurement and
                                 construction
                                 organization, since
                                 January 2004.
                                 Director of
                                 Intelligent Medical
                                 Devices, Inc., a
                                 symptom based
                                 diagnostic tool for
                                 physicians and
                                 clinical labs.
                                 Director of the
                                 Institute for Defense
                                 Analyses, a federally
                                 funded research and
                                 development center,
                                 Director of the
                                 German Marshall Fund
                                 of the United States,
                                 Director of the Rocky
                                 Mountain Institute
                                 and Trustee of
                                 California Institute
                                 of Technology and the
                                 Colorado College.

                              INTERESTED TRUSTEE*

                                                                                                         NUMBER OF
                                            TERM OF                                                       FUNDS IN
                                           OFFICE AND                                                       FUND
                              POSITION(S)  LENGTH OF                                                      COMPLEX
NAME, AGE AND ADDRESS          HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                            OVERSEEN
OF INTERESTED TRUSTEE            FUND        SERVED    DURING PAST 5 YEARS                               BY TRUSTEE
Wayne W. Whalen* (67)         Trustee          +       Partner in the law firm of Skadden, Arps, Slate,      72
333 West Wacker Drive                                  Meagher & Flom LLP, legal counsel to funds in
Chicago, IL 60606                                      the Fund Complex.


NAME, AGE AND ADDRESS         OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE         HELD BY TRUSTEE
Wayne W. Whalen* (67)         Trustee/Director/
333 West Wacker Drive         Managing General
Chicago, IL 60606             Partner of funds in
                              the Fund Complex.
                              Director of the
                              Abraham Lincoln
                              Presidential Library
                              Foundation.

------------------------------------

+  See Table D below.

++ As indicated above, Ms. Heagy is an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been unrelated to Van Kampen's or Morgan Stanley's asset management businesses and have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley. Ms. Heagy does own common shares of Heidrick (representing less than 1% of Heidrick's outstanding common shares).

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

                                    OFFICERS

                                                     TERM OF
                                                    OFFICE AND
                                   POSITION(S)      LENGTH OF
NAME, AGE AND                       HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                     FUND           SERVED    DURING PAST 5 YEARS

Ronald E. Robison (68)          President and          +++      President of funds in the Fund Complex since September 2005
522 Fifth Avenue                Principal                       and Principal Executive Officer of funds in the Fund Complex
New York, NY 10036              Executive                       since May 2003. Managing Director of Van Kampen Advisors
                                Officer                         Inc. since June 2003. Director of Investor Services since
                                                                September 2002. Director of the Adviser, Van Kampen
                                                                Investments and Van Kampen Exchange Corp. since January
                                                                2005. Managing Director of Morgan Stanley and Morgan Stanley
                                                                & Co. Incorporated. Managing Director and Director of Morgan
                                                                Stanley Investment Management Inc. Chief Administrative
                                                                Officer, Managing Director and Director of Morgan Stanley
                                                                Investment Advisors Inc. and Morgan Stanley Services Company
                                                                Inc. Managing Director and Director of Morgan Stanley
                                                                Distributors Inc. and Morgan Stanley Distribution Inc. Chief
                                                                Executive Officer and Director of Morgan Stanley Trust.
                                                                Executive Vice President and Principal Executive Officer of
                                                                the Institutional and Retail Morgan Stanley Funds. Director
                                                                of Morgan Stanley SICAV. Previously, Chief Global Operations
                                                                Officer of Morgan Stanley Investment Management Inc. and
                                                                Executive Vice President of funds in the Fund Complex from
                                                                May 2003 to September 2005.

Dennis Shea (54)                Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
522 Fifth Avenue                                                Inc., Morgan Stanley Investment Management Inc., the Adviser
New York, NY 10036                                              and Van Kampen Advisors Inc. Chief Investment
                                                                Officer--Global Equity of the same entities since February
                                                                2006. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006. Previously, Managing
                                                                Director and Director of Global Equity Research at Morgan
                                                                Stanley from April 2000 to February 2006.

J. David Germany (52)           Vice President         +++      Managing Director of Morgan Stanley Investment Advisors
20 Bank Street,                                                 Inc., Morgan Stanley Investment Management Inc., the Adviser
Canary Wharf                                                    and Van Kampen Advisors Inc. Chief Investment
London, GBR E14 4AD                                             Officer--Global Fixed Income of the same entities since
                                                                December 2005. Managing Director and Director of Morgan
                                                                Stanley Investment Management Ltd. Director of Morgan
                                                                Stanley Investment Management (ACD) Limited since December
                                                                2003. Vice President of Morgan Stanley Institutional and
                                                                Retail Funds since February 2006. Vice President of funds in the Fund Complex since March 2006.

Amy R. Doberman (45)            Vice President         +++      Managing Director and General Counsel--U.S. Investment
522 Fifth Avenue                                                Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                              Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                the Adviser. Vice President of the Morgan Stanley
                                                                Institutional and Retail Funds since July 2004 and Vice
                                                                President of funds in the Fund Complex since August 2004.
                                                                Previously, Managing Director and General Counsel of
                                                                Americas, UBS Global Asset Management from July 2000 to July
                                                                2004 and General Counsel of Aeltus Investment Management,
                                                                Inc. from January 1997 to July 2000.

Stefanie V. Chang (40)          Vice President         +++      Executive Director of Morgan Stanley Investment Management
522 Fifth Avenue                and Secretary                   Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                              Complex.

John L. Sullivan (51)           Chief Compliance       +++      Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza - Suite 100    Officer                         August 2004. Prior to August 2004, Director and Managing
P.O. Box 5555                                                   Director of Van Kampen Investments, the Adviser, Van Kampen
Oakbrook Terrace, IL 60181                                      Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                Investments, Vice President, Chief Financial Officer and
                                                                Treasurer of funds in the Fund Complex and head of Fund
                                                                Accounting for Morgan Stanley Investment Management Inc.
                                                                Prior to December 2002, Executive Director of Van Kampen
                                                                Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (45)          Chief Financial        +++      Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza - Suite 100    Officer and                     Inc. since June 2007; Chief Financial Officer and Treasurer
P.O. Box 5555                   Treasurer                       of funds in the Fund Complex since June 2007. Prior to June
Oakbrook Terrace, IL 60181                                      2007, Senior Vice President of Northern Trust Company,
                                                                Treasurer and Principal Financial Officer of Northern Trust
                                                                U.S. mutual fund complex.

------------------------------------

+++ See Table E below.

COMPENSATION

     Each trustee/director/managing general partner (hereinafter referred to in this section as "trustee") who is not an affiliated person (as defined in the 1940 Act) of Van Kampen Investments, the Adviser or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to funds in the Fund Complex. Each fund in the Fund Complex (except Van Kampen Exchange

Fund) provides a deferred compensation plan to its Non-Affiliated Trustees that allows such trustees to defer receipt of their compensation until retirement and earn a return on such deferred amounts. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund. Deferring compensation has the same economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except Van Kampen Exchange Fund) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met. Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from the Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit per year for each of the 10 years following such retirement from the Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE

                                                                          Fund Complex
                                                          ---------------------------------------------
                                                                           Aggregate
                                                           Aggregate       Estimated
                                                          Pension or        Maximum           Total
                                                          Retirement        Annual        Compensation
                                           Aggregate       Benefits      Benefits from       before
                                          Compensation    Accrued as       the Fund       Deferral from
                                            from the        Part of      Complex Upon         Fund
                  Name                      Trust(1)      Expenses(2)    Retirement(3)     Complex(4)
                  ----                    ------------    -----------    -------------    -------------
INDEPENDENT TRUSTEES
David C. Arch                               $17,577        $ 35,373        $105,000         $259,418
Jerry D. Choate                              17,602          80,600         105,000          254,394
Rod Dammeyer                                 17,577          64,051         105,000          259,418
Linda Hutton Heagy                           17,602          25,769         105,000          254,394
R. Craig Kennedy                             17,602          18,372         105,000          254,394
Howard J Kerr                                17,577         140,735         143,750          259,418
Jack E. Nelson                               15,770          92,953         105,000          238,523
Hugo F. Sonnenschein                         17,577          64,671         105,000          259,418
Suzanne H. Woolsey                           17,602          57,060         105,000          254,394

INTERESTED TRUSTEE
Wayne W. Whalen                              17,577          67,997         105,000          259,418

------------------------------------

(1) The amounts shown in this column represent the aggregate compensation before deferral from all operating series of the Trust during the fiscal year ended March 31, 2007. The details of aggregate compensation before deferral for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table A below. The details of compensation deferred for each operating series of the Trust during the fiscal year ended March 31, 2007 are shown in Table B below. The details of cumulative deferred compensation (including interest) for each operating series of the Trust as of March 31, 2007 are shown in Table C below. The deferred compensation plan is described above the Compensation Table.

(2) The amounts shown in this column represent the sum of the retirement benefits accrued by the operating funds in the Fund Complex for each of the trustees for the funds' respective fiscal years ended in 2006. The retirement plan is described above the Compensation Table.

(3) For each trustee, this is the sum of the estimated maximum annual benefits payable by the funds in the Fund Complex as of the date of this Statement of Additional Information for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The retirement plan is described above the Compensation Table. Each trustee has served as a member of the Board of Trustees since the year set forth in Table D below.

(4) The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2006 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

                                    TABLE A
                  FISCAL YEAR 2007 AGGREGATE COMPENSATION FROM
                           THE TRUST AND EACH SERIES

                                                                       INDEPENDENT TRUSTEES
                                     FISCAL    ---------------------------------------------------------------------
FUND NAME                           YEAR-END    ARCH     CHOATE    DAMMEYER    HEAGY    KENNEDY     KERR     NELSON
---------                           --------    ----     ------    --------    -----    -------     ----     ------
Aggressive Growth Fund.............   3/31     $ 3,084   $ 3,087   $ 3,084    $ 3,087   $ 3,087    $ 3,084   $ 2,858
Asset Allocation Conservative
 Fund..............................   3/31         469       469       469        469       469        469       469
Asset Allocation Moderate Fund.....   3/31         471       471       471        471       471        471       471
Asset Allocation Growth Fund.......   3/31         471       471       471        471       471        471       471
Core Equity Fund*..................   3/31           0         0         0          0         0          0         0
Disciplined Small Cap Value Fund...   3/31           0         0         0          0         0          0         0
Leaders Fund.......................   3/31       1,570     1,572     1,570      1,572     1,572      1,570     1,343
Mid Cap Growth Fund................   3/31       2,938     2,942     2,938      2,942     2,942      2,938     2,713
Select Growth Fund.................   3/31       1,528     1,531     1,528      1,531     1,531      1,528     1,302
Small Cap Growth Fund..............   3/31       1,814     1,817     1,814      1,817     1,817      1,814     1,588
Small Cap Value Fund...............   3/31       1,867     1,870     1,867      1,870     1,870      1,867     1,641
Small Company Growth Fund*.........   3/31           0         0         0          0         0          0         0
Utility Fund.......................   3/31       1,577     1,581     1,577      1,581     1,581      1,577     1,352
Value Opportunities Fund...........   3/31       1,788     1,791     1,788      1,791     1,791      1,788     1,562
                                               -------   -------   --------   -------   --------   -------   -------
 Equity Trust Total................            $17,577   $17,602   $17,577    $17,602   $17,602    $17,577   $15,770

                                                               INTERESTED
                                      INDEPENDENT TRUSTEES      TRUSTEE
                                     -----------------------   ----------
FUND NAME                            SONNENSCHEIN   WOOLSEY      WHALEN
---------                            ------------   -------      ------
Aggressive Growth Fund.............    $ 3,084      $ 3,087     $ 3,084
Asset Allocation Conservative
 Fund..............................        469          469         469
Asset Allocation Moderate Fund.....        471          471         471
Asset Allocation Growth Fund.......        471          471         471
Core Equity Fund*..................          0            0           0
Disciplined Small Cap Value Fund...          0            0           0
Leaders Fund.......................      1,570        1,572       1,570
Mid Cap Growth Fund................      2,938        2,942       2,938
Select Growth Fund.................      1,528        1,531       1,528
Small Cap Growth Fund..............      1,814        1,817       1,814
Small Cap Value Fund...............      1,867        1,870       1,867
Small Company Growth Fund*.........          0            0           0
Utility Fund.......................      1,577        1,581       1,577
Value Opportunities Fund...........      1,788        1,791       1,788
                                     ------------   --------   ----------
 Equity Trust Total................    $17,577      $17,602     $17,577

------------------------------------

* Had not commenced investment operations as of March 31, 2007.

                                    TABLE B

             FISCAL YEAR 2007 AGGREGATE COMPENSATION DEFERRED FROM
                           THE TRUST AND EACH SERIES

                                                                                                                  INTERESTED
                                                                     INDEPENDENT TRUSTEES                          TRUSTEE
                                      FISCAL    ---------------------------------------------------------------   ----------
FUND NAME                            YEAR-END   CHOATE    DAMMEYER    HEAGY    KENNEDY   NELSON    SONNENSCHEIN     WHALEN
---------                            --------   ------    --------    -----    -------   ------    ------------     ------
Aggressive Growth Fund.............    3/31     $ 3,087   $ 3,084    $ 3,087   $1,544    $ 2,858     $ 3,084       $ 3,084
Asset Allocation Conservative
  Fund.............................    3/31         469       469        469      235        469         469           469
Asset Allocation Moderate Fund.....    3/31         471       471        471      236        471         471           471
Asset Allocation Growth Fund.......    3/31         471       471        471      236        471         471           471
Core Equity Fund*..................    3/31           0         0          0        0          0           0             0
Disciplined Small Cap Value Fund...    3/31           0         0          0        0          0           0             0
Leaders Fund.......................    3/31       1,572     1,570      1,572      786      1,343       1,570         1,570
Mid Cap Growth Fund................    3/31       2,942     2,938      2,942    1,471      2,713       2,938         2,938
Select Growth Fund.................    3/31       1,531     1,528      1,531      766      1,302       1,528         1,528
Small Cap Growth Fund..............    3/31       1,817     1,814      1,817      909      1,588       1,814         1,814
Small Cap Value Fund...............    3/31       1,870     1,867      1,870      935      1,641       1,867         1,867
Small Company Growth Fund*.........    3/31           0         0          0        0          0           0             0
Utility Fund.......................    3/31       1,581     1,577      1,581      791      1,352       1,577         1,577
Value Opportunities Fund...........    3/31       1,791     1,788      1,791      896      1,562       1,788         1,788
                                                -------   --------   -------   -------   -------   ------------   ----------
  Equity Trust Total...............             $17,602   $17,577    $17,602   $8,805    $15,770     $17,577       $17,577

------------------------------------

* Had not commenced investment operations as of March 31, 2007.

                                    TABLE C

                        CUMULATIVE COMPENSATION DEFERRED
                 (PLUS INTEREST) FROM THE TRUST AND EACH SERIES

                                                                  CURRENT INDEPENDENT TRUSTEES
                                     FISCAL    -------------------------------------------------------------------
FUND NAME                           YEAR-END    CHOATE    DAMMEYER    HEAGY     KENNEDY     NELSON    SONNENSCHEIN
---------                           --------    ------    --------    -----     -------     ------    ------------
Aggressive Growth Fund.............   3/31     $ 24,128   $ 9,767    $ 28,830   $12,403    $ 38,744     $11,302
Asset Allocation Conservative
 Fund..............................   3/31          477       474         480       242         475         482
Asset Allocation Moderate Fund.....   3/31          479       476         482       243         477         484
Asset Allocation Growth Fund.......   3/31          479       476         482       243         477         484
Core Equity Fund*..................   3/31            0         0           0         0           0           0
Disciplined Small Cap Value Fund...   3/31            0         0           0         0           0           0
Leaders Fund.......................   3/31        1,684     1,669       1,722       866       1,428       1,728
Mid Cap Growth Fund................   3/31       21,907     8,822      24,729    11,616      34,144      10,479
Select Growth Fund.................   3/31       12,766     5,641      12,711     3,723      12,654       6,667
Small Cap Growth Fund..............   3/31       10,201     5,602      10,323     2,611      10,216       6,565
Small Cap Value Fund...............   3/31       12,903     6,154      12,505     3,677      12,678       7,214
Small Company Growth Fund*.........   3/31            0         0           0         0           0           0
Utility Fund.......................   3/31       12,626     5,473      18,504    22,891      48,242       6,452
Value Opportunities Fund...........   3/31        9,313     5,588       9,501     2,014       9,370       6,549
                                               --------   --------   --------   --------   --------   ------------
 Equity Trust Total................            $106,963   $50,142    $120,269   $60,529    $168,905     $58,406

                                                                    CURRENT
                                         FORMER INDEPENDENT        INTERESTED
                                              TRUSTEES              TRUSTEE
                                     ---------------------------   ----------
FUND NAME                            BRANAGAN    REES     SISTO      WHALEN
---------                            --------    ----     -----      ------
Aggressive Growth Fund.............  $11,949    $    0   $ 3,945    $ 33,902
Asset Allocation Conservative
 Fund..............................        0         0         0         477
Asset Allocation Moderate Fund.....        0         0         0         479
Asset Allocation Growth Fund.......        0         0         0         479
Core Equity Fund*..................        0         0         0           0
Disciplined Small Cap Value Fund...        0         0         0           0
Leaders Fund.......................        0         0         0       1,689
Mid Cap Growth Fund................    9,648       226     3,173      29,798
Select Growth Fund.................    2,628         0       222      13,084
Small Cap Growth Fund..............    1,474         0         0      10,630
Small Cap Value Fund...............    2,582         0       530      13,012
Small Company Growth Fund*.........        0         0         0           0
Utility Fund.......................    7,996     1,979     4,199      30,239
Value Opportunities Fund...........    1,057         0         0       9,787
                                     --------   ------   -------   ----------
 Equity Trust Total................  $37,334    $2,205   $12,069    $143,576

------------------------------------

* Had not commenced investment operations as of March 31, 2007.

                                    TABLE D

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                                                                       INTERESTED
                                                                INDEPENDENT TRUSTEES                                    TRUSTEE
                                 -----------------------------------------------------------------------------------   ----------
FUND NAME                        ARCH   CHOATE   DAMMEYER   HEAGY   KENNEDY   KERR   NELSON   SONNENSCHEIN   WOOLSEY     WHALEN
---------                        ----   ------   --------   -----   -------   ----   ------   ------------   -------     ------
Aggressive Growth Fund.........  2003    1999      2003     1996     1996     2003    1996        2003        1999        1996
Asset Allocation Conservative
  Fund.........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Asset Allocation Moderate
  Fund.........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Asset Allocation Growth Fund...  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Core Equity Fund*..............  2007    2007      2007     2007     2007     2007    2007        2007        2007        2007
Disciplined Small Cap Value
  Fund.........................  2006    2006      2006     2006     2006     2006    2006        2006        2006        2006
Leaders Fund...................  2005    2005      2005     2005     2005     2005    2005        2005        2005        2005
Mid Cap Growth Fund............  2003    1999      2003     1995     1995     2003    1999        1999        1999        1995
Select Growth Fund.............  2003    2000      2003     2000     2000     2003    2000        2000        2000        2000
Small Cap Growth Fund..........  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Small Cap Value Fund...........  2003    1999      2003     1999     1999     2003    1999        2003        1999        1999
Small Company Growth Fund*.....  2003    2000      2003     2000     2000     2003    2000        2003        2000        2000
Utility Fund...................  2003    1999      2003     1995     1993     2003    1993        2003        1999        1993
Value Opportunities Fund.......  2003    2001      2003     2001     2001     2003    2001        2003        2001        2001

------------------------------------

* Had not commenced investment operations as of March 31, 2007.

                                    TABLE E

          YEAR OF ELECTION OR APPOINTMENT TO EACH SERIES OF THE TRUST

                                                                                          OFFICERS
                                                              ----------------------------------------------------------------
FUND NAME                                                     CHANG   DOBERMAN   GERMANY   ROBISON   SCHULDT   SHEA   SULLIVAN
---------                                                     -----   --------   -------   -------   -------   ----   --------
Aggressive Growth Fund......................................  2003      2004      2006      2003      2007     2006     1996
Asset Allocation Conservative Fund..........................  2006      2006      2006      2006      2007     2006     2006
Asset Allocation Moderate Fund..............................  2006      2006      2006      2006      2007     2006     2006
Asset Allocation Growth Fund................................  2006      2006      2006      2006      2007     2006     2006
Core Equity Fund*...........................................  2007      2007      2007      2007      2007     2007     2007
Disciplined Small Cap Value Fund............................  2006      2006      2006      2006      2007     2006     2006
Leaders Fund................................................  2005      2005      2006      2005      2007     2005     2005
Mid Cap Growth Fund.........................................  2003      2004      2006      2003      2007     2006     1996
Select Growth Fund..........................................  2003      2004      2006      2003      2007     2006     2000
Small Cap Growth Fund.......................................  2003      2004      2006      2003      2007     2006     2000
Small Cap Value Fund........................................  2003      2004      2006      2003      2007     2006     1999
Small Company Growth Fund*..................................  2003      2004      2006      2003      2007     2006     2000
Utility Fund................................................  2003      2004      2006      2003      2007     2006     1996
Value Opportunities Fund....................................  2003      2004      2006      2003      2007     2006     2001

------------------------------------

* Had not commenced investment operations as of March 31, 2007.

BOARD COMMITTEES

     The Board of Trustees has three standing committees (an audit committee, a brokerage and services committee and a governance committee). Each committee is comprised solely of "Independent Trustees", which is defined for purposes herein as trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards.

     The Board's audit committee consists of Jerry D. Choate, Rod Dammeyer and
R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of the Fund's independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of the Fund's annual audit and considers any comments which the independent registered public accounting firm may have regarding the Fund's financial statements, accounting records or internal controls. The Board of Trustees has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. The audit committee has reviewed and discussed the financial statements of the Fund with management as well as with the independent registered public accounting firm of the Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under Independence Standards Board Standard No. 1 and has discussed with the independent registered public accounting firm its independence. Based on this review, the audit committee recommended to the Board of Trustees of the Fund that the Fund's audited financial statements be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC.

     The Board's brokerage and services committee consists of Linda Hutton Heagy, Hugo F. Sonnenschein and Suzanne H. Woolsey. The brokerage and services committee reviews the Fund's allocation of brokerage transactions and soft-dollar practices and reviews the transfer agency and shareholder servicing arrangements with Investor Services.

     The Board's governance committee consists of David C. Arch, Howard J Kerr and Jack E. Nelson. In addition to being Independent Trustees as defined above, each of these trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange, American Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Independent Trustees of the Fund select and nominate any other nominee Independent Trustees for the Fund. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     During the Fund's last fiscal year, the Board of Trustees held 8 meetings. During the Fund's last fiscal year, the audit committee of the Board held 7 meetings, the brokerage and services committee of the Board held 4 meetings and the governance committee of the Board held 2 meetings.

SHAREHOLDER COMMUNICATIONS

     Shareholders may send communications to the Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for such trustee above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

SHARE OWNERSHIP

     Excluding deferred compensation balances as described in the Compensation Table, as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust beneficially owned equity securities of each series of the Trust and all of the funds in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

                2006 TRUSTEE BENEFICIAL OWNERSHIP OF SECURITIES

INDEPENDENT TRUSTEES

DOLLAR RANGE OF EQUITY                                                 TRUSTEES
SECURITIES IN EACH                   ----------------------------------------------------------------------------
SERIES OF THE TRUST                     ARCH      CHOATE    DAMMEYER    HEAGY       KENNEDY      KERR     NELSON
----------------------                  ----      ------    --------    -----       -------      ----     ------
Aggressive Growth Fund.............     none       none      none        none     $1-$10,000     none      none
Asset Allocation Conservative
 Fund..............................     none       none      none        none        none        none      none
Asset Allocation Moderate Fund.....     none       none      none        none        none        none      none
Asset Allocation Growth Fund.......     none       none      none        none        none        none      none
Core Equity Fund*..................     none       none      none        none        none        none      none
Disciplined Small Cap Value
 Fund*.............................     none       none      none        none        none        none      none
Leaders Fund.......................     none       none      none        none     $1-$10,000     none      none
Mid Cap Growth Fund................     none       none      none        none     $1-$10,000     none      none
Select Growth Fund.................     none       none      none        none     $1-$10,000     none      none
Small Cap Growth Fund..............     none       none      none        none      $50,001-      none      none
                                                                                   $100,000
Small Cap Value Fund...............     none       none      none        none      $10,001-      none      none
                                                                                    $50,000
Small Company Growth Fund*.........     none       none      none        none        none        none      none
Utility Fund.......................     none       none      none        none        none        none      none
Value Opportunities Fund...........   $10,001-     none      none        none      $50,001-      none      none
                                      $50,000                                      $100,000

AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX.......     over      $10,001-   over      $50,001-      over         $1-       $1-
                                      $100,000    $50,000   $100,000   $100,000    $100,000     $10,000   $10,000

DOLLAR RANGE OF EQUITY                      TRUSTEES
SECURITIES IN EACH                   -----------------------
SERIES OF THE TRUST                  SONNENSCHEIN   WOOLSEY
----------------------               ------------   -------
Aggressive Growth Fund.............     none          none
Asset Allocation Conservative
 Fund..............................     none          none
Asset Allocation Moderate Fund.....     none          none
Asset Allocation Growth Fund.......     none          none
Core Equity Fund*..................     none          none
Disciplined Small Cap Value
 Fund*.............................     none          none
Leaders Fund.......................     none          none
Mid Cap Growth Fund................     none          none
Select Growth Fund.................     none          none
Small Cap Growth Fund..............     none          none
Small Cap Value Fund...............     none          none
Small Company Growth Fund*.........     none          none
Utility Fund.......................     none          none
Value Opportunities Fund...........     none          none

AGGREGATE DOLLAR RANGE OF EQUITY
 SECURITIES IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY
 TRUSTEE IN THE FUND COMPLEX.......   $50,001-        over
                                       $100,000     $100,000

INTERESTED TRUSTEE

                                                                   TRUSTEE
                                                               ---------------
DOLLAR RANGE OF EQUITY SECURITIES IN EACH SERIES OF THE TRUST      WHALEN
-------------------------------------------------------------      ------
Aggressive Growth Fund......................................   $10,001-$50,000
Asset Allocation Conservative Fund..........................     $1-$10,000
Asset Allocation Moderate Fund..............................     $1-$10,000
Asset Allocation Growth Fund................................     $1-$10,000
Core Equity Fund*...........................................        none
Disciplined Small Cap Value Fund*...........................        none
Leaders Fund................................................   $10,001-$50,000
Mid Cap Growth Fund.........................................        none
Select Growth Fund..........................................        none
Small Cap Growth Fund.......................................     $1-$10,000
Small Cap Value Fund........................................   $10,001-$50,000
Small Company Growth Fund*..................................        none
Utility Fund................................................     $1-$10,000
Value Opportunities Fund....................................     $1-$10,000
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL REGISTERED
  INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND
  COMPLEX...................................................    over $100,000

------------------------------------

* Had not commenced investment operations as of December 31, 2006.

     Including deferred compensation balances (which are amounts deferred and thus retained by each Fund as described in the Compensation Table), as of December 31, 2006, the most recently completed calendar year prior to the date of this Statement of Additional Information, each trustee of the Trust had in the aggregate, combining beneficially owned equity securities and deferred compensation of each series of the

Trust and of all of the funds in the Fund Complex overseen by the trustee, the dollar range amounts specified below.

          2006 TRUSTEE BENEFICIAL OWNERSHIP AND DEFERRED COMPENSATION

INDEPENDENT TRUSTEES

                                                                           TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED  --------------------------------------------------------------
COMPENSATION IN EACH SERIES OF THE TRUST          ARCH       CHOATE      DAMMEYER       HEAGY        KENNEDY
----------------------------------------------    ----       ------      --------       -----        -------
Aggressive Growth Fund..................        $50,001-      none         none          none      $1-$10,000
                                                $100,000
Asset Allocation Conservative Fund......          none        none         none          none         none
Asset Allocation Moderate Fund..........          none        none         none          none         none
Asset Allocation Growth Fund............          none        none         none          none         none
Core Equity Fund*.......................          none        none         none          none         none
Disciplined Small Cap Value Fund*.......          none        none         none          none         none
Leaders Fund............................          none        none         none          none      $1-$10,000
Mid Cap Growth Fund.....................          none        none         none          none      $1-$10,000
Select Growth Fund......................          none        none         none          none      $1-$10,000
Small Cap Growth Fund...................          none        none         none          none       $50,001-
                                                                                                    $100,000
Small Cap Value Fund....................          none        none         none          none       $10,001-
                                                                                                     $50,000
Small Company Growth Fund*..............          none        none         none          none         none
Utility Fund............................          none        none         none          none         none
Value Opportunities Fund................        $10,001-      none         none          none       $50,001-
                                                $50,000                                             $100,000

AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
 AND DEFERRED COMPENSATION IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN
 THE FUND COMPLEX.......................          over        over         over          over         over
                                                $100,000    $100,000     $100,000      $100,000     $100,000

                                                                      TRUSTEES
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED  -----------------------------------------------------
COMPENSATION IN EACH SERIES OF THE TRUST           KERR         NELSON     SONNENSCHEIN     WOOLSEY
----------------------------------------------     ----         ------     ------------     -------
Aggressive Growth Fund..................           none          over         none           none
                                                               $100,000
Asset Allocation Conservative Fund......           none          none         none           none
Asset Allocation Moderate Fund..........           none          none         none           none
Asset Allocation Growth Fund............           none          none         none           none
Core Equity Fund*.......................           none          none         none           none
Disciplined Small Cap Value Fund*.......           none          none         none           none
Leaders Fund............................           none          none         none           none
Mid Cap Growth Fund.....................           none          none         none           none
Select Growth Fund......................           none          none         none           none
Small Cap Growth Fund...................           none          none         none           none
Small Cap Value Fund....................           none          none         none           none
Small Company Growth Fund*..............           none          none         none           none
Utility Fund............................           none          none         none           none
Value Opportunities Fund................           none          none         none           none

AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
 AND DEFERRED COMPENSATION IN ALL REGISTERED
 INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN
 THE FUND COMPLEX.......................           over          over         over           over
                                                 $100,000      $100,000      $100,000      $100,000

INTERESTED TRUSTEE

                                                                                TRUSTEE
DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN EACH SERIES  ---------------
OF THE TRUST                                                                    WHALEN
--------------------------------------------------------------------------      ------
Aggressive Growth Fund.............................................         $10,001-$50,000
Asset Allocation Conservative Fund.................................           $1-$10,000
Asset Allocation Moderate Fund.....................................           $1-$10,000
Asset Allocation Growth Fund.......................................           $1-$10,000
Core Equity Fund*..................................................              none
Disciplined Small Cap Value Fund*..................................              none
Leaders Fund.......................................................         $10,001-$50,000
Mid Cap Growth Fund................................................              none
Select Growth Fund.................................................              none
Small Cap Growth Fund..............................................           $1-$10,000
Small Cap Value Fund...............................................         $10,001-$50,000
Small Company Growth Fund*.........................................              none
Utility Fund.......................................................           $1-$10,000
Value Opportunities Fund...........................................           $1-$10,000

AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES AND DEFERRED COMPENSATION IN
  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN BY TRUSTEE IN THE FUND
  COMPLEX..........................................................          over $100,000

------------------------------------

* Had not commenced investment operations as of December 31, 2006.

     As of July 2, 2007, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.

CODE OF ETHICS

     The Fund, the Adviser and the Distributor have adopted a Code of Ethics (the "Code of Ethics") that sets forth general and specific standards relating to the securities trading activities of their employees. The Code of Ethics does not prohibit employees from acquiring securities that may be purchased or held by the Fund, but is intended to ensure that all employees conduct their personal transactions in a manner that does not interfere with the portfolio transactions of the Fund or other Van Kampen funds, or that such employees take unfair advantage of their relationship with the Fund. Among other things, the Code of Ethics prohibits certain types of transactions absent prior approval, imposes various trading restrictions (such as time periods during which personal transactions may or may not be made) and requires quarterly reporting of securities transactions and other reporting matters. All reportable securities transactions and other required reports are to be reviewed by appropriate personnel for compliance with the Code of Ethics. Additional restrictions apply to portfolio managers, traders, research analysts and others who may have access to nonpublic information about the trading activities of the Fund or other Van Kampen funds or who otherwise are involved in the investment advisory process. Exceptions to these and other provisions of the Code of Ethics may be granted in particular circumstances after review by appropriate personnel.

                         INVESTMENT ADVISORY AGREEMENT

     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate strategy and implement the Fund's investment objective. The Adviser also furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, renders periodic reports to the Fund's Board of Trustees and permits its officers and employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The Fund, however, bears the costs of its day-to-day operations, including service fees, distribution fees, custodian fees, legal and independent registered public accounting firm fees, the costs of reports and proxies to shareholders, compensation of trustees of the Fund (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory Agreement also provides that the Adviser shall not be liable to the Fund for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement also provides that, in the event the expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in any jurisdiction in which the Fund's shares are qualified for offer and sale (excluding any expenses permitted to be excluded from the computation under applicable law or regulation), the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the fiscal year.

ADVISORY FEES

                                                                FISCAL YEAR ENDED MARCH 31,
                                                           --------------------------------------
                                                              2007         2006          2005
                                                           ----------   -----------   -----------
The Adviser received the approximate advisory fees of....  $8,825,600   $10,110,700   $10,496,100

LITIGATION INVOLVING THE ADVISER

     The Adviser and one of the investment companies advised by the Adviser are named as defendants in a class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. On October 16, 2006, pursuant to an order of the United States Supreme Court finding a lack of appellate jurisdiction, the federal court of appeals vacated a prior order of the federal district court dismissing the case with prejudice, and remanded the case to the Illinois state court where it had been filed. In November 2006, defendants again removed the case to the federal district court based on intervening authority. In December 2006, plaintiff moved to remand the case back to Illinois state court. In May 2007, the district court entered an order staying proceedings in the case pending developments in similar cases currently on appeal to the federal court of appeals. While defendants believe that they have meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage in the litigation.

                                FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     As of March 31, 2007, Gary Lewis managed seven registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     As of March 31, 2007, Dudley Brickhouse managed seven registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     As of March 31, 2007, Janet Luby managed seven registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     As of March 31, 2007, Matthew Hart managed seven registered investment companies with a total of approximately $6.1 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     As of March 31, 2007, Scott Miller managed six registered investment companies with a total of approximately $6.0 billion in assets; no pooled investment vehicles other than registered investment companies; and no other accounts.

     Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The portfolio managers of the Fund do not currently manage assets for other investment companies, pooled investment vehicles or other accounts that charge a performance fee. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser's employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprised of a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     - Cash Bonus;

     - Morgan Stanley's Long-Term Incentive Compensation Program awards -- a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards or other investments based on Morgan Stanley common stock that are subject to vesting and other conditions;

     - Investment Management Alignment Plan (IMAP) awards -- a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu;

     - Voluntary Deferred Compensation Plans -- voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     - Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Fund, the Fund's investment performance is measured against the Russell Midcap(R) Growth Index and against appropriate rankings or ratings prepared by Morningstar Inc. or similar independent services which monitor Fund performance. Other funds/accounts managed by the same portfolio manager may be measured against this same index and same rankings or ratings, if appropriate, or against other indices and other rankings or ratings that are deemed more appropriate given the size and/or style of such funds/accounts as set forth in such funds'/accounts' disclosure materials and guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described in "Other Accounts Managed by the Portfolio Managers" above. Generally, the greatest weight is placed on the three- and five-year periods.

     - Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     - Contribution to the business objectives of the Adviser.

     - The dollar amount of assets managed by the portfolio manager.

     - Market compensation survey research by independent third parties.

     - Other qualitative factors, such as contributions to client objectives.

     - Performance of Morgan Stanley and Morgan Stanley Investment Management Inc., and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of March 31, 2007, the dollar range of securities beneficially owned by each portfolio manager in the Fund is shown below:

     Gary M. Lewis--$500,001-$1 million;
     Dudley Brickhouse--$50,001-$100,000;
     Janet Luby--$100,001-$500,000;
     Matthew Hart--$10,001-$50,000;
     Scott Miller--$10,001-$50,000.

                                OTHER AGREEMENTS

ACCOUNTING SERVICES AGREEMENT

     The Fund has entered into an accounting services agreement pursuant to which the Adviser provides accounting services to the Fund supplementary to those provided by the custodian. Such services are expected to enable the Fund to more closely monitor and maintain its accounts and records. The Fund pays all costs and expenses related to such services, including all salary and related benefits of accounting personnel, as well as the overhead and expenses of office space and the equipment necessary to render such services. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

LEGAL SERVICES AGREEMENT

     The Fund and certain other Van Kampen funds have entered into legal services agreements pursuant to which Van Kampen Investments provides legal services, including without limitation: accurate maintenance of each fund's minute books and records, preparation and oversight of each fund's regulatory reports and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the funds. Payment by the funds for such services is made on a cost basis for the salary and salary-related benefits, including but not limited to bonuses, group insurance and other regular wages for the employment of personnel. Other funds distributed by the Distributor also receive legal services from Van Kampen Investments. Of the total costs for legal services provided to funds distributed by the Distributor, one half of such costs are allocated equally to each fund and the remaining one half of such costs are allocated to specific funds based on monthly time records.

CHIEF COMPLIANCE OFFICER EMPLOYMENT AGREEMENT

     The Fund has entered into an employment agreement with John Sullivan and Morgan Stanley pursuant to which Mr. Sullivan, an employee of Morgan Stanley, serves as Chief Compliance Officer of the Fund and other Van Kampen funds. The Fund's Chief Compliance Officer and his staff are responsible for administering the compliance policies and procedures of the Fund and other Van Kampen funds. The Fund reimburses Morgan Stanley for the costs and expenses of such services, including compensation and benefits, insurance, occupancy and equipment, information processing and communication, office services, conferences and travel, postage and shipping. The Fund shares together with the other Van Kampen funds in the cost of providing such services with 25% of such costs shared proportionately based on the respective number of classes of securities issued per fund and the remaining 75% of such costs based proportionately on the respective net assets per fund.

FUND PAYMENTS PURSUANT TO THESE AGREEMENTS

                                                                 FISCAL YEAR ENDED
                                                                     MARCH 31,
                                                           ------------------------------
                                                             2007       2006       2005
                                                             ----       ----       ----
Pursuant to these agreements, Morgan Stanley or its
  affiliates have received from the Fund
  approximately*.........................................  $158,900   $169,200   $125,300

------------------------------------

* The Fund began accruing expenses under the Chief Compliance Officer Employment Agreement on July 15, 2004.

                            DISTRIBUTION AND SERVICE

     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Board of Trustees or (ii) by a vote of a majority of the Fund's outstanding voting securities and (b) by a vote of a majority of trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. The approximate total underwriting commissions on the sale of shares of the Fund for the last three fiscal years are shown in the chart below.

                                                                     Total            Amounts
                                                                  Underwriting      Retained by
                                                                  Commissions       Distributor
                                                                  ------------      -----------
Fiscal year ended March 31, 2007............................       $  659,200         $ 94,700
Fiscal year ended March 31, 2006............................       $  853,200         $114,800
Fiscal year ended March 31, 2005............................       $1,167,400         $146,300

     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                              Total Sales Charge
                                                           -------------------------         Reallowed
                                                           As % of       As % of Net        To Dealers
Size of                                                    Offering        Amount            As a % of
Investment                                                  Price         Invested        Offering Price
---------------------------------------------------------------------------------------------------------
Less than $50,000....................................       5.75%           6.10%              5.00%
$50,000 but less than $100,000.......................       4.75%           4.99%              4.00%
$100,000 but less than $250,000......................       3.75%           3.90%              3.00%
$250,000 but less than $500,000......................       2.75%           2.83%              2.25%
$500,000 but less than $1,000,000....................       2.00%           2.04%              1.75%
$1,000,000 or more...................................           *               *                  *
---------------------------------------------------------------------------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund may impose a contingent deferred sales charge of 1.00% on certain redemptions made within eighteen months of the purchase. The eighteen-month period ends on the first business day of the nineteenth month after the purchase date. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million. No commission will be paid on such investments by retirement plans of the type described in the Class A Shares, Class B Shares and Class C Shares Prospectus in the section entitled "Purchase of Shares--Other Purchase Programs--Net asset value purchase options" option (7). Authorized dealers will be eligible to receive the ongoing service fee with respect to such shares commencing in the second year following purchase. Proceeds from the distribution and service fees paid by the Fund during the first twelve months are paid to the Distributor and are used by the Distributor to defray its distribution and service related expenses.

     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any contingent deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally receive from the Distributor ongoing distribution fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually, commencing in the second year after purchase.

     With respect to Class I Shares, there are no sales charges paid by investors. Commissions or transaction fees may be paid by the Distributor to authorized dealers.

     With respect to Class R Shares, there are no sales charges paid by investors and no commissions or transaction fees paid to authorized dealers. Distribution fees on Class R Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's Class R Shares. With respect to Class R Shares, the authorized dealers generally receive from the Distributor the ongoing distribution fees of up to 0.50% of the average daily net assets of the Fund's Class R Shares.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares, Class C Shares and Class R Shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares, Class C Shares and Class R Shares. There is no distribution plan or service plan in effect for Class I Shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans." The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each such class of shares in connection with the distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through the Distribution and Service Agreement with the Distributor of each such class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     Certain financial intermediaries may be prohibited under law from providing certain underwriting or distribution services. If a financial intermediary was prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a financial intermediary would result in any material adverse consequences to the Fund.

     The Distributor must submit quarterly reports to the Fund's Board of Trustees setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the trustees, and also by a vote of the disinterested trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the trustees and also by the disinterested trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested trustees or by a vote of a majority of the outstanding voting shares of such class.

     For Class A Shares and Class R Shares in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the amount of the Distributor's actual expenses incurred during such year less, with respect to Class A Shares only, any deferred sales charges it received during such year (the "actual net expenses") or (ii) the distribution and service fees at the rates specified in the Prospectus applicable to that class of shares (the "plan fees"). Therefore, to the extent the Distributor's actual net expenses in a given year are less than the plan fees for such year, the Fund only pays the actual net expenses. Alternatively, to the extent the Distributor's actual net expenses in a given year exceed the plan fees for such year, the Fund only pays the plan fees for such year. For Class A Shares and Class R Shares, there is no carryover of any unreimbursed actual net expenses to succeeding years.

     The Plans for Class B Shares and Class C Shares are similar to the Plans for Class A Shares and Class R Shares, except that any actual net expenses which exceed plan fees for a given year are carried forward and are eligible for payment in future years by the Fund so long as the Plans remain in effect. Thus, for each of the Class B Shares and Class C Shares, in any given year in which the Plans are in effect, the Plans generally provide for the Fund to pay the Distributor the lesser of (i) the applicable amount of the Distributor's actual net expenses incurred during such year for such class of shares plus any actual net expenses from prior years that are still unpaid by the Fund for such class of shares or (ii) the applicable plan fees for such class of shares. Except as may be mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed actual net expenses may be carried forward (on a Fund level basis). These unreimbursed actual net expenses may or may not be recovered through plan fees or contingent deferred sales charges in future years.

     Because of fluctuations in net asset value, the plan fees with respect to a particular Class B Share or Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class.

     As of March 31, 2007, there were approximately $2,355,200 and $80,100 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing approximately 1% and less than 1% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plans are terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through contingent deferred sales charges.

     Because the Fund is a series of the Trust, amounts paid to the Distributor as reimbursement for expenses of one series of the Trust may indirectly benefit the other funds which are series of the Trust. The Distributor will endeavor to allocate such expenses among such funds in an equitable manner. The Distributor will not use the proceeds from the contingent deferred sales charge applicable to a particular class of shares to defray distribution-related expenses attributable to any other class of shares.

     For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class A Shares were $1,308,128 or 0.25% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for distributing and servicing Class A Shareholders and for administering the Class A Share Plans. For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class B Shares were $3,773,380 or 1.00% of the Class B Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $2,830,538 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $942,842 for fees paid to financial intermediaries for servicing Class B Shareholders and administering the Class B Share Plans. For the fiscal year ended March 31, 2007, the Fund's aggregate expenses paid under the Plans for Class C Shares were $605,618 or 1.00% of the Class C Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for the following payments: $39,373 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $566,245 for fees paid to financial intermediaries for servicing Class C Shareholders and administering the Class C Share Plans. For the fiscal year ended March 31, 2007, the Fund paid $0 under the Plans for Class R Shares.

     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund or other Van Kampen funds. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature.

     The Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co.") and certain other authorized dealers in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to Morgan Stanley & Co. and to other authorized dealers for the purpose of promoting the sale of Fund shares, providing the Fund and other Van Kampen funds with "shelf space" or a higher profile with the authorized dealer's financial advisors and consultants, placing the Fund and other Van Kampen funds on the authorized dealer's preferred or recommended fund list, granting the Distributor access to the authorized dealer's financial advisors and consultants, providing assistance in training and educating the authorized dealer's personnel, furnishing marketing support and other specified services, maintaining share balances and/or for sub-accounting, administrative or transaction processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Van Kampen funds), amount of assets invested by the authorized dealer's customers (which could include current or aged assets of the Fund and/or some or all other Van Kampen funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Adviser and/or Distributor.

     With respect to Morgan Stanley & Co. financial advisers and intermediaries, these payments currently include the following amounts: (1) for Class A Shares, Class B Shares and Class C Shares and Class R Shares for which the Adviser and/or the Distributor are not engaged in revenue sharing with a 401(k) platform provider (excluding shares, if any, held by participants in the Morgan Stanley Fund Solution(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), (a) an amount equal to 0.11% of the value (at the time of sale) of gross sales of such Fund shares and (b) an ongoing annual fee in an amount up to 0.03% of the value of such Fund shares held (to the extent assets held by Morgan Stanley & Co. accounts in certain Van Kampen Funds exceed $600 million); (2) for Class I Shares (excluding sales through Morgan Stanley Fund Solution(SM) Program, Morgan Stanley Funds Portfolio Architect(SM) Program, the Morgan Stanley Personal Portfolio(SM) Program and Morgan Stanley Corporate Retirement Solutions), an ongoing annual fee in an amount up to 0.05% of the value of such shares held; and (3) for shares sold through 401(k) platforms in Morgan Stanley Corporate Retirement Solutions, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held.

     With respect to other authorized dealers, these payments currently include the following amounts: (1) other than sales through 401(k) platforms, (a) an amount up to 0.25% of the value (at the time of sale) of gross sales of Fund shares and/or (b) an ongoing annual fee in an amount up to 0.13% of the value of such Fund shares; and (2) for shares sold through 401(k) platforms, an ongoing annual fee in an amount up to 0.20% of the value of such Fund shares held. You should review carefully any disclosure by your authorized dealer as to its compensation.

     The prospect of receiving, or the receipt of, such compensation, as described above, by Morgan Stanley & Co. or other authorized dealers may provide Morgan Stanley & Co. or other authorized dealers, and their representatives or employees, with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley & Co. or an authorized dealer does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     The Distributor has entered into agreements with the following firms whereby certain shares of the Fund will be offered pursuant to such firms' retirement plan alliance program(s): (i) Fidelity Investments Institutional Operations Company, Inc., (ii) Fidelity Brokerage Services, Inc. & National Financial Services Corporation, (iii) First Union National Bank, (iv) Great West Life & Annuity Insurance Company/ BenefitsCorp Equities, Inc., (v) Hewitt Associates, LLC, (vi) Huntington Bank, (vii) AMVESCAP Retirement, Inc., (viii) Lincoln National Life Insurance Company, (ix) Merrill Lynch Pierce, Fenner & Smith Incorporated, (x) Morgan Stanley DW Inc., (xi) National Deferred Compensation, Inc., (xii) Nationwide Investment Services Corporation, (xiii) Wells Fargo Bank, N.A. on behalf of itself and its Affiliated Banks, (xiv) The Prudential Insurance Company of America, (xv) Delaware Charter Guarantee & Trust under the trade name of Trustar(SM) Retirement Services, (xvi) Union Bank of California, N.A., (xvii) Vanguard Marketing Corporation (a wholly owned subsidiary of the Vanguard Group Inc.), (xviii) Buck Consultants, Inc., (xix) American Century Retirement Plan Services, (xx) Key Bank, N.A., (xxi) Franklin Templeton, Inc., (xxii) SunGard Institutional Brokerage Inc., (xxiii) Putnam Fiduciary Trust Company, (xxiv) GoldK Investment Services, Inc., (xxv) Union Bank of California, N.A., (xxvi) ABN AMRO Trust Services Co., (xxvii) Northern Trust Retirement Consulting, LLC., (xxviii) MetLife Securities, Inc., (xxix) ExpertPlan, (xxx) Hartford Life Insurance Company, (xxxi) Hartford Securities Distribution Company, Inc., (xxxii) JPMorgan Retirement Plan Services LLC, (xxxiii) Massachusetts Mutual Life Insurance Company, (xxxiv) Reliance Trust Company and (xxxv) The Princeton Retirement Group, Inc. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through a broker-dealer retirement plan alliance program should contact the firms mentioned above for further information concerning the program(s) including, but not limited to, minimum size and operational requirements, as well as the ability to purchase Class A Shares at net asset value or the availability of other share classes.

                                 TRANSFER AGENT

     The Fund's transfer agent, shareholder service agent and dividend disbursing agent is Van Kampen Investor Services Inc. The transfer agency fees are determined through negotiations with the Fund and are approved by the Fund's Board of Trustees. The transfer agency fees are based on competitive benchmarks.

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard are subject to review by the Fund's Board of Trustees.

     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. In selecting among firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. In certain instances, the Adviser may instruct certain broker-dealers to pay for research services provided by executing brokers or third party research providers, which are selected independently by the Adviser. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. To the extent that the Adviser receives these services from broker-dealers, it will not have to pay for these services itself.

     The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms (and futures commission merchants) affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

     Certain broker-dealers (and futures commission merchants), through which the Fund may effect securities (or futures) transactions, are affiliated persons (as defined in the 1940 Act) of the Fund or affiliated persons of such affiliates, including Morgan Stanley or its subsidiaries. The Fund's Board of Trustees has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities or instruments during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission paid to affiliated brokers.

     Unless otherwise described below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:

                                                                            Affiliated
                                                                             Brokers
                                                                            ----------
                                                                              Morgan
                                                                  All        Stanley
                                                                Brokers       & Co.
Commissions Paid:                                               -------      -------
  Fiscal year ended March 31, 2007..........................  $3,159,023     $142,201
  Fiscal year ended March 31, 2006..........................  $4,179,374     $255,534
  Fiscal year ended March 31, 2005..........................  $5,818,416     $353,414
Fiscal Year 2007 Percentages:
  Commissions with affiliate to total commissions........................       4.50%
  Value of brokerage transactions with affiliate to total transactions...       1.20%

     During the fiscal year ended March 31, 2007, the Fund paid $2,597,192 in brokerage commissions on transactions totaling $2,405,061,009 to brokers selected primarily on the basis of research services provided to the Adviser.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectuses captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectuses and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Van Kampen funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gain dividends and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gain dividends and systematic purchases or redemptions. Additional shares may be purchased at any time through authorized dealers or by mailing a check and detailed instructions directly to Investor Services.

SHARE CERTIFICATES

     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon an exchange or redemption of the shares represented by the certificate. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds Inc., c/o Investor Services, PO Box 947, Jersey City, New Jersey 07303-0947, requesting an "Affidavit of

Loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate the fee for replacing the lost certificate equal to no more than 1.50% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.

RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Shareholders can use ACH to have redemption proceeds up to $50,000 deposited electronically into their bank accounts. Redemption proceeds transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. To utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application form. The shareholder must also include a voided check or deposit slip from the bank account into which redemption proceeds are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services or by calling (800) 847-2424.

DIVIDEND DIVERSIFICATION

     A shareholder may elect, by completing the appropriate section of the account application form or by calling (800) 847-2424, to have all dividends and capital gain dividends paid on a class of shares of the Fund invested into shares of the same class of any of the Participating Funds (as defined in the Prospectuses) so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Money Purchase and Profit Sharing plans) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to any requirements of the Participating Fund into which distributions will be invested. Distributions are invested into the selected Participating Fund, provided that shares of such Participating Fund are available for sale, at its net asset value per share as of the payable date of the distribution from the Fund.

SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may establish a monthly, quarterly, semiannual or annual withdrawal plan if the shareholder owns shares in a single account valued at $5,000 or more at the next determined net asset value per share at the time the plan is established. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each payment represents the proceeds of a redemption of shares on which any capital gain or loss will be recognized. The plan holder may arrange for periodic checks in any amount not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan and may be established on a form made available by the Fund. See "Shareholder
Services -- Retirement Plans."

     Class B Shareholders and Class C Shareholders (as well as Class A Shareholders subject to a contingent deferred sales charge) who establish a systematic withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the plan is established.

     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gain dividends on shares held in accounts with systematic withdrawal plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gain dividends, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Redemptions made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program upon 30 days' notice to its shareholders.

REINSTATEMENT PRIVILEGE

     A Class A Shareholder or Class B Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class A Shares of any Participating Fund. A Class C Shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption (and may include that amount necessary to acquire a fractional share to round off his or her purchase to the next full share) in Class C Shares of any Participating Fund with credit given for any contingent deferred sales charge paid on the amount of shares reinstated from such redemption, provided that such shareholder has not previously exercised this reinstatement privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the contingent deferred sales charge (if any) to subsequent redemptions. Reinstatements are made at the net asset value per share (without a sales charge) next determined after the order is received, which must be made within 180 days after the date of the redemption, provided that shares of the Participating Fund into which shareholders desire to reinstate their net proceeds of a redemption of shares of the Fund are available for sale. Reinstatement at net asset value per share is also offered to participants in eligible retirement plans for repayment of principal (and interest) on their borrowings on such plans, provided that shares of the Participating Fund are available for sale. There is no reinstatement privilege for Class I Shares or Class R Shares of the Fund. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event regardless of whether the shareholder reinstates all or any portion of the net proceeds of the redemption. Any such loss may be disallowed, to the extent of the reinstatement, under the so-called "wash sale" rules if the reinstatement occurs within 30 days after such redemption. In that event, the shareholder's tax basis in the shares acquired pursuant to the reinstatement will be increased by the amount of the disallowed loss, and the shareholder's holding period for such shares will include the holding period for the redeemed shares.

                              REDEMPTION OF SHARES

     Redemptions are not made on days during which the New York Stock Exchange (the "Exchange") is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays;
(b) the SEC determines trading on the Exchange is restricted; (c) the SEC determines an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.

     In addition, if the Fund's Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. A distribution-in-kind may result in recognition by the shareholder of a gain or loss for federal income tax purposes when such securities are distributed, and the shareholder may have brokerage costs and a gain or loss for federal income tax purposes upon the shareholder's disposition of such in-kind securities.

                    CONTINGENT DEFERRED SALES CHARGE-CLASS A

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Purchase of Shares -- Class A Shares," there is no sales charge payable on Class A Shares at the time of purchase on investments of $1 million or more, but a contingent deferred sales charge ("CDSC-Class A") may be imposed on certain redemptions made within eighteen months of purchase. For purposes of the CDSC-Class A, when shares of a Participating Fund are exchanged for shares of another Participating Fund, the purchase date for the shares acquired by exchange will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares being redeemed first are any shares in the shareholder's account not subject to a CDSC-Class A, followed by shares held the longest in the shareholder's account. The CDSC-Class A is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC-Class A is imposed on increases in net asset value above the initial purchase price. In addition, no CDSC-Class A is assessed on shares derived from reinvestment of dividends or capital gain dividends.

                  WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     As described in the Fund's Class A Shares, Class B Shares and Class C Shares Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge ("CDSC-Class B and C"). The CDSC-Class A (defined above) and CDSC-Class B and C are waived on redemptions in the circumstances described below:

REDEMPTION UPON DEATH OR DISABILITY

     The Fund will waive the CDSC-Class A and the CDSC-Class B and C on redemptions following the death or disability of a Class A Shareholder, a Class B Shareholder or a Class C Shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Internal Revenue Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class A or the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class A and the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class A and the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

REDEMPTION IN CONNECTION WITH CERTAIN DISTRIBUTIONS FROM RETIREMENT PLANS

     The Fund will waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The CDSC-Class A and the CDSC-Class B and C will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class A or CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The CDSC-Class A and the CDSC-Class B and C also will be waived on any redemption which results from the return of an excess contribution or other contribution pursuant to Internal Revenue Code Section 408(d)(4) or
(5), the return of
excess contributions or excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2) or the financial hardship of the employee pursuant to U.S. Treasury regulation Section 1.401(k)-1(d)(2). In addition, the CDSC-Class A and the CDSC-Class B and C will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

     The Fund does not intend to waive the CDSC-Class A or the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.

REDEMPTION PURSUANT TO THE FUND'S SYSTEMATIC WITHDRAWAL PLAN

     A shareholder may elect to participate in a systematic withdrawal plan with respect to the shareholder's investment in the Fund. Under the systematic withdrawal plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds sent to the designated payee of record. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the systematic withdrawal plan.

     The amount of the shareholder's investment in the Fund at the time the plan is established with respect to the Fund is hereinafter referred to as the "initial account balance." If the initial account balance is $1 million or more and the shareholder purchased Class A Shares without a sales charge, those Class A Shares will, in most instances, be subject to a CDSC-Class A if redeemed within eighteen months of their date of purchase. However, if the shareholder participates in a systematic withdrawal program as described herein, any applicable CDSC-Class A will be waived on those Class A Shares. The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class A and CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the systematic withdrawal plan and the ability to offer the systematic withdrawal plan.

NO INITIAL COMMISSION OR TRANSACTION FEE

     The Fund will waive the CDSC-Class A in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class A Shares. The Fund will waive the CDSC-Class B and C in certain 401(k) plans in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of Class B Shares and Class C Shares. See "Purchase of Shares -- Waiver of Contingent Deferred Sales Charge" in the Class A Shares, Class B Shares and Class C Shares Prospectus.

INVOLUNTARY REDEMPTIONS OF SHARES

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Class A Shares, Class B Shares and Class C Shares Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the value of the account up to the required minimum balance. The Fund will waive the CDSC-Class A and the CDSC-Class B and C upon such involuntary redemption.

REDEMPTION BY ADVISER

     The Fund may waive the CDSC-Class A and the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

                                    TAXATION

FEDERAL INCOME TAXATION OF THE FUND

     The Trust and each of its series, including the Fund, will be treated as separate corporations for federal income tax purposes. The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the sources of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders and designated as capital gain dividends.

     To avoid a nondeductible 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), and (iii) any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a regulated investment company.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain or "qualified dividend income" into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and/or (vii) produce income that will not qualify as good income for purposes of the annual gross income requirement that the Fund must meet to be treated as a regulated investment company. The Fund intends to monitor its transactions and may make certain tax elections or take other actions to mitigate the effect of these provisions and prevent disqualification of the Fund as a regulated investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES

     The Fund may invest in non-U.S. corporations that could be classified as "passive foreign investment companies" as defined for federal income tax purposes. For federal income tax purposes, such an investment may, among other things, cause the Fund to recognize income or gain without a corresponding receipt of cash, to incur an interest charge on taxable income that is deemed to have been deferred and/or to recognize ordinary income that would otherwise have been treated as capital gain.

DISTRIBUTIONS TO SHAREHOLDERS

     Distributions of the Fund's investment company taxable income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains designated as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to such shareholder (assuming such shares are held as a capital asset).

     Current law provides for reduced U.S. federal income tax rates on (i) long-term capital gains received by individuals and (ii) "qualified dividend income" received by individuals from certain domestic and foreign corporations. The reduced rates for capital gains generally apply to long-term capital gains from sales or exchanges recognized on or after May 6, 2003, and cease to apply for taxable years beginning after December 31, 2010. The reduced rate for dividends generally applies to "qualified dividend income" received in taxable years beginning after December 31, 2002, and ceases to apply for taxable years beginning after December 31, 2010. Fund shareholders, as well as the Fund itself, must also satisfy certain holding period and other requirements in order for the reduced rate for dividends to apply. Because the Fund intends to invest primarily in common stocks and other equity securities, a portion of the ordinary income dividends paid by the Fund should be eligible for the reduced rate applicable to "qualified dividend income." No assurance can be given as to what percentage of the ordinary income dividends paid by the Fund will consist of "qualified dividend income." To the extent that distributions from the Fund are designated as capital gain dividends, such distributions will be eligible for the reduced rates applicable to long-term capital gains. For a summary of the maximum tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The tax basis of such shares will equal their fair market value on the distribution date.

     Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k) plans) and other tax-exempt entities, generally are exempt from U.S. federal income taxation except with respect to their unrelated business taxable income ("UBTI"). To the extent that the Fund invests in residual interests of a real estate mortgage investment conduit ("REMIC") or in a REIT that invests in REMIC residual interests, a portion of the Fund's income that is attributable to these residual interests (and which is referred to in the Code as an "excess inclusion") will be subject to U.S. federal income tax in all events. Treasury regulations that have yet to be issued in final form are expected to provide that excess inclusion income of regulated investment companies, such as the Fund, will be allocated through the Fund to its shareholders in proportion to the dividends received by such shareholders, with the same consequences as if the Fund shareholders had held the related REMIC residual interests directly. In general, excess inclusion income allocated to tax-exempt shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a Non-U.S. Shareholder (as defined below), will not qualify for any reduction in U.S. federal withholding tax. Tax-exempt shareholders and Non-U.S. Shareholders should consult their tax advisors about the implications of these rules on their particular tax situations.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Some portion of the distributions from the Fund may be eligible for the corporate dividends received deduction if the Fund receives qualifying dividends during the year and if certain requirements of the Code are satisfied.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the nondeductible 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Certain foreign currency gains or losses attributable to currency exchange rate fluctuations are treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital, or in some circumstances, as capital gains. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

SALE OF SHARES

     The sale of shares (including transfers in connection with a redemption or repurchase of shares) may be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize a gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the maximum tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

CAPITAL GAINS RATES

     Under current law, the maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers investing in the Fund is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) for net capital gains recognized on or after May 6, 2003, 15% for capital assets held for more than one year (20% for net capital gains recognized in taxable years beginning after December 31, 2010). The maximum long-term capital gains rate for corporations is 35%.

WITHHOLDING ON PAYMENTS TO NON-U.S. SHAREHOLDERS

     For purposes of this and the following paragraphs, a "Non-U.S. Shareholder" shall include any shareholder who is not:

     - an individual who is a citizen or resident of the United States;

     - a corporation or partnership created or organized under the laws of the United States or any state or political subdivision thereof;

     - an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

     - a trust that (i) is subject to the primary supervision of a U.S. court and which has one or more U.S. fiduciaries who have the authority to control all substantial decisions of the trust, or (ii) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

     A Non-U.S. Shareholder generally will be subject to withholding of U.S. federal income tax at a 30% rate (or lower applicable treaty rate), rather than backup withholding (discussed below), on dividends from the Fund (other than capital gain dividends, interest-related dividends, short-term capital gain dividends and dividends attributable to the sale or disposition of U.S. real property interests) that are not "effectively connected" with a U.S. trade or business carried on by such shareholder, provided that the shareholder furnishes to the Fund a properly completed Internal Revenue Service ("IRS") Form W-8BEN certifying the shareholder's non-United States status.

     Under current law, the Fund may pay "interest-related dividends" and "short-term capital gain dividends" to Non-U.S. Shareholders without having to withhold on such dividends at the 30% rate. The amount of interest related dividends that the Fund may pay each year is limited to the amount of qualified interest income received by the Fund during that year, less the amount of the Fund's expenses properly allocable to such interest income. "Qualified interest income" includes among other items, interest paid on debt obligations of a U.S. issuer and interest paid on deposits with U.S. banks, subject to certain exceptions. The amount of short-term capital gain dividends that the Fund may pay each year generally is limited to the excess of the Fund's net short-term capital gains over its net long-term capital losses, without any reduction for the Fund's expenses allocable to such gains (with exceptions for certain gains). The exemption from 30% withholding tax for "short-term capital gain dividends" does not apply with respect to Non-U.S. Shareholders that are present in the United States for more than 182 days during the taxable year. Also, the exemption for "short-term capital gain dividends" does not apply to the extent a dividend is attributable to gains from U.S. real property interests (including shares of stock of REITs or other corporations that are treated as U.S. real property holding corporations for U.S. federal income tax purposes). If the Fund's income for a taxable year includes "qualified interest income" or net short-term capital gains, the Fund may designate dividends as "interest-related dividends" or "short-term capital gain dividends" by written notice mailed to Non-U.S. Shareholders not later than 60 days after the close of the Fund's taxable year. These provisions apply to dividends paid by the Fund with respect to the Fund's taxable years beginning on or after January 1, 2005 and will cease to apply to dividends paid by the Fund with respect to the Fund's taxable years beginning after December 31, 2007.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares generally will not be subject to U.S. federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) an individual Non-U.S. Shareholder who is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding and information reporting on capital gain dividends and redemption proceeds paid to them upon the sale of their shares. See "Backup Withholding" and "Information Reporting" below.

     If income from the Fund or gains realized from the sale of shares are effectively connected with a Non-U.S. Shareholder's U.S. trade or business, then such amounts will not be subject to the 30% withholding described above, but rather will be subject to U.S. federal income tax on a net basis at the tax rates applicable to U.S. citizens and residents or domestic corporations. To establish that income from the Fund or gains realized from the sale of shares are effectively connected with a U.S. trade or business, a Non-U.S. Shareholder must provide the Fund with a properly completed IRS Form W-8ECI certifying that such amounts are effectively connected with the Non-U.S. Shareholder's U.S. trade or business. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a U.S. trade or business.

     The Fund may invest in securities of REITs or corporations that invest significantly in real property and are treated as "United States real property holding corporations" for U.S. federal income tax purposes. The Foreign Investment in Real Property Tax Act of 1980 ("FIRPTA") subjects a non-United States person to U.S. federal income tax on gain from the disposition of interests in U.S. real property as if such person were a United States person. Such gain is sometimes referred to as "FIRPTA gain." If the Fund recognizes FIRPTA gain from the sale or other disposition of REIT securities or securities of any other "United States real property holding corporation" (as defined in the Code), or receives a distribution from a REIT that is attributable to the REIT's sale of "United States real property interests" (as defined in the Code), then a portion of the Fund's distributions to its Non-U.S. Shareholders will be attributable to such FIRPTA gain. The Fund may be required to withhold U.S. withholding tax at a rate of 35% from distributions to its Non-U.S. Shareholders that are attributable to the Fund's receipt of FIRPTA gain distributions from a REIT in which the Fund invests. The Fund also may be required to withhold from distributions to its Non-U.S. Shareholders that are attributable to the Fund's own recognition of FIRPTA gain (e.g., from the Fund's sale of United States real property interests). Non-U.S. Shareholders who receive such distributions may be required to pay tax on such distributions at regular graduated rates applicable to United States persons and file a non-resident U.S. federal income tax return. While the Fund intends to make every effort to identify and pass through any FIRPTA gain that it receives from its investments in REITs (or that it recognizes directly), and to make any required withholdings on distributions of this income paid directly to Non-U.S. Shareholders, intermediaries who have assumed tax reporting responsibilities on managed omnibus accounts may not have the capacity to identify Non-U.S. Shareholders who are paid distributions attributable to FIRPTA gain and to properly withhold U.S. federal income taxes on these distributions. Non-U.S. Shareholders of these accounts should consult their investment representatives and tax advisers about any additional tax that may be due on FIRPTA gain.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. To claim tax treaty benefits, Non-U.S. Shareholders will be required to provide the Fund with a properly completed IRS Form W-8BEN certifying their entitlement to the benefits. In addition, in certain cases where payments are made to a Non-U.S. Shareholder that is a partnership or other pass-through entity, both the entity and the persons holding an interest in the entity will need to provide certification. For example, an individual Non-U.S. Shareholder who holds shares in the Fund through a non-U.S. partnership must provide an IRS Form W-8BEN to claim the benefits of an applicable tax treaty. Non-U.S. Shareholders are advised to consult their advisers with respect to the tax implications of purchasing, holding and disposing of shares of the Fund.

BACKUP WITHHOLDING

     The Fund may be required to withhold federal income tax at a rate of 28% (through 2010) ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends paid to a shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number or to certify its non-U.S. status (in the case of a Non-U.S. Shareholder), (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that the taxpayer identification number provided is correct, that the shareholder is not subject to backup withholding and that the shareholder is a U.S. person (as defined for U.S. federal income tax purposes). Redemption proceeds may be subject to backup withholding under the circumstances described in (i) above.

     Generally, dividends paid to Non-U.S. Shareholders that are subject to the 30% federal income tax withholding described above under "Withholding on Payments to Non-U.S. Shareholders" are not subject to backup withholding. To avoid backup withholding on capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds from the sale of shares, Non-U.S. Shareholders must provide a properly completed IRS Form W-8BEN certifying their non-United States status.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

INFORMATION REPORTING

     The Fund must report annually to the IRS and to each shareholder (other than a Non-U.S. Shareholder that properly certifies its non-United States status) the amount of dividends, capital gain dividends and redemption proceeds paid to such shareholder and the amount, if any, of tax withheld pursuant to backup withholding rules with respect to such amounts. In the case of a Non-U.S. Shareholder, the Fund must report to the IRS and such shareholder the amount of dividends, capital gain dividends, interest-related dividends, short-term capital gain dividends and redemption proceeds paid that are subject to withholding (including backup withholding, if any) and the amount of tax withheld, if any, with respect to such amounts. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

GENERAL

     The federal income tax discussion set forth above is for general information only. Shareholders and prospective investors should consult their advisers regarding the specific federal tax consequences of purchasing, holding and disposing of shares of the Fund, as well as the effects of state, local and foreign tax laws and any proposed tax law changes.

                                FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one-year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge for Class A Shares); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by the Fund or to reflect that 12b-1 fees may have changed over time.

     Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

     Total return is calculated separately for Class A Shares, Class B Shares, Class C Shares, Class I Shares and Class R Shares of the Fund. Total return figures for Class A Shares include the maximum sales charge. Total return figures for Class B Shares and Class C Shares include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each class of shares will differ.

     The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.

     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares. Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.

     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.

     From time to time, the Fund's marketing materials may include an update from the portfolio manager or the Adviser and a discussion of general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top sector holdings and largest holdings. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten-year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of whether shareholders purchased their funds' shares in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The performance of the funds purchased by investors in the Dalbar study and the conclusions based thereon are not necessarily indicative of future performance of such funds or conclusions that may result from similar studies in the future. The Fund may also be marketed on the internet.

     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, the Dow Jones Industrial Average, Standard & Poor's indices, NASDAQ Composite Index, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking or rating services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations. For example, the Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market;
(3) illustrate allocations among different types of mutual funds for investors at different stages of their lives; and (4) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return.

     The Fund's Annual Report and Semiannual Report contain additional performance information. A copy of the Annual Report or Semiannual Report may be obtained without charge from our web site at www.vankampen.com or by calling or writing the Fund at the telephone number or address printed on the cover of this Statement of Additional Information.

     The results shown below are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objective and policies as well as the risks incurred in the Fund's investment practices.

CLASS A SHARES

     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one-year period ended March 31, 2007 was -6.19, (ii) the five-year period ended March 31, 2007 was 5.00% and (iii) the ten-year period from May 29, 1996 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 10.61%.

     The Fund's cumulative non-standardized total return, including payment of the maximum sales charge, with respect to Class A Shares from May 29, 1996 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 135.34%.

     The Fund's cumulative non-standardized total return, excluding payment of the maximum sales charge, with respect to Class A Shares from May 29, 1996 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 149.81%.

CLASS B SHARES

     The Fund's average annual total return for Class B Shares listed below reflects the conversion of such shares into Class A Shares. Class B Shares purchased before June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically converted to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class B Shares purchased on or after June 1, 1996, including Class B Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased.

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class B Shares of the Fund for (i) the one-year period ended March 31, 2007 was -6.26%, (ii) the five-year period ended March 31, 2007 was 5.17% and (iii) the ten-year period from May 29, 1996 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was 10.58%.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to Class B Shares from May 29, 1996 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was 134.80%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to Class B Shares from May 29, 1996 (commencement of distribution of Class B Shares of the Fund) to March 31, 2007 was 134.80%.

CLASS C SHARES

     The Fund's average annual total return, assuming payment of the contingent deferred sales charge, for Class C Shares of the Fund for (i) the one-year period ended March 31, 2007 was -2.25%, (ii) the five-year period ended March 31, 2007 was 5.43% and (iii) the ten-year period from May 29, 1996 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was 10.43%.

     The Fund's cumulative non-standardized total return for Class C Shares listed below reflects the conversion of such shares into Class A Shares. Class C Shares purchased before January 1, 1997, including Class C Shares received from reinvestment of distributions through the dividend reinvestment plan on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased.

     The Fund's cumulative non-standardized total return, including payment of the contingent deferred sales charge, with respect to Class C Shares from May 29, 1996 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was 131.84%.

     The Fund's cumulative non-standardized total return, excluding payment of the contingent deferred sales charge, with respect to Class C Shares from May 29, 1996 (commencement of distribution of Class C Shares of the Fund) to March 31, 2007 was 131.84%.

CLASS I SHARES

     The Fund's average annual total return for Class I Shares of the Fund for
(i) the one-year period ended March 31, 2007 was -0.29%, (ii) the five-year period ended March 31, 2007 was 6.50% and (iii) the approximately six-year, five-month period from October 16, 2000 (commencement of distribution of Class I Shares of the Fund) to March 31, 2007 was -7.06%.

     The Fund's cumulative non-standardized total return with respect to Class I Shares from October 16, 2000 (commencement of distribution of Class I Shares of the Fund) to March 31, 2007 was -37.64%.

CLASS R SHARES

     In reports or other communications to shareholders or in advertising material for Class R Shares, the Fund may include historical performance information reflecting the following method of calculation: (a) for periods prior to the commencement of distribution of Class R Shares, a restated figure based on Class A Shares which has been adjusted to exclude the effect of the Class A Shares' maximum sales charge and to reflect the Class R Shares' distribution and service fees of up to 0.50%, which are higher than Class A Shares, and (b) for periods after the commencement of distribution of Class R Shares, actual Class R Share performance. According to this method of calculation, the Fund's average annual total return for Class R Shares of the Fund for (i) the one-year period ended March 31, 2007 was -0.71%, (ii) the five-year period ended March 31, 2007 was 5.98%, (iii) the ten-year period ended March 31, 2007 was 10.99%; and the Fund's cumulative non-standardized total return, with respect to Class R Shares, from May 29, 1996 (commencement of distribution of Class A Shares of the Fund) to March 31, 2007 was 143.16%.

                               OTHER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Adviser have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Policy"). Pursuant to the Policy, information concerning the Fund's portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Adviser to the Fund's shareholders. The Fund and the Adviser may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or any affiliated person of the Adviser) in connection with the disclosure of portfolio holdings information of the Fund. The Fund's Policy is implemented and overseen by the Portfolio Holdings Review Committee (the "PHRC"), which is described in more detail below.

     Public Portfolio Holdings Information Disclosure Policy. Portfolio holdings information will be deemed public when it has been posted to the Fund's public web site. On its public web site, the Fund currently makes available:

     - Calendar Quarters: Complete portfolio holdings as of the end of each calendar quarter disclosed with a minimum lag time of 30 calendar days.

     - Monthly: Top 10 (or top 15) largest portfolio holdings as of the end of each month disclosed with a minimum lag time of 15 business days.

The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its Semiannual and Annual Reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     Non-Public Portfolio Holdings Information Policy. All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Policy. Pursuant to the Policy, disclosing non-public portfolio holdings information to third parties may occur only when the Fund has a legitimate business purpose for doing so and the recipients of such information are subject to a duty of confidentiality, which prohibits such recipients from disclosing or trading on the basis of the non-public portfolio holdings information. Any disclosure of non-public portfolio holdings information made to third parties must be approved by both the Fund's Board of Trustees (or a designated committee thereof) and the PHRC. The Policy provides for disclosure of non-public portfolio holdings information to certain pre-authorized categories of entities, executing broker-dealers and shareholders, in each case under specific restrictions and limitations described below, and the Policy provides a process for approving any other entities.

     Pre-Authorized Categories. Pursuant to the Policy, the Fund may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories. These third parties include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, and service providers, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Adviser or the Fund and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Fund or the Adviser (including legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement. The PHRC is responsible for monitoring and reporting on such entities to the Fund's Board of Trustees. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the material non-public portfolio holdings information.

     Broker-Dealer Interest Lists. Pursuant to the Policy, the Adviser may provide "interest lists" to broker-dealers who execute securities transactions for the Fund. Interest lists may specify only the CUSIP numbers and/or ticker symbols of the securities held in all registered management investment companies advised by the Adviser or affiliates of the Adviser on an aggregate basis. Interest lists will not disclose portfolio holdings on a fund by fund basis and will not contain information about the number or value of shares owned by a specified fund. The interest lists may identify the investment strategy to which the list relates, but will not identify particular funds or portfolio managers/management teams. Broker-dealers need not execute a non-disclosure agreement to receive interest lists.

     Shareholders In-Kind Distributions. The Fund's shareholders may, in some circumstances, elect to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Policy, such Fund shareholders may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     Attribution Analyses. Pursuant to the Policy, the Fund may discuss or otherwise disclose performance attribution analyses (i.e., mention the effects of having a particular security in the portfolio) where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     Transition Managers. Pursuant to the Policy, the Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     Other Entities. Pursuant to the Policy, the Fund or the Adviser may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers, shareholders receiving in-kind distributions, persons receiving attribution analyses, or transition managers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the PHRC and the Fund's Board of Trustees (or a designated committee thereof). The PHRC will report to the Board of Trustees of the Fund on a quarterly basis regarding any other approved recipients of non-public portfolio holdings information.

     PHRC and Board of Trustees Oversight. The PHRC, which consists of executive officers of the Fund and the Adviser, is responsible for overseeing and implementing the Policy and determining how portfolio holdings information will be disclosed on an ongoing basis. The PHRC will periodically review and has the authority to amend the Policy as necessary. The PHRC will meet at least quarterly to (among other matters):

     - address any outstanding issues relating to the Policy;

     - monitor the use of information and compliance with non-disclosure agreements by current recipients of portfolio holdings information;

     - review non-disclosure agreements that have been executed with prospective third parties and determine whether the third parties will receive portfolio holdings information;

     - generally review the procedures to ensure that disclosure of portfolio holdings information is in the best interests of Fund shareholders; and

     - monitor potential conflicts of interest between Fund shareholders, on the one hand and those of the Adviser, the Distributor or affiliated persons of the Fund, the Adviser or the Distributor, on the other hand, regarding disclosure of portfolio holdings information.

The PHRC will regularly report to the Board of Trustees on the Fund's disclosure of portfolio holdings information and the proceedings of PHRC meetings.

     Ongoing Arrangements of Portfolio Holdings Information. The Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the Fund's portfolio holdings. The Fund currently may disclose portfolio holdings information based on ongoing arrangements to the following pre-authorized parties:

NAME                                    INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                                    ---------------------  -------------------   -----------------
SERVICE PROVIDERS
State Street Bank and Trust Company
  (*).................................  Full portfolio         Daily basis                  (2)
                                        holdings
Institutional Shareholder Services
  (ISS) (proxy voting
  agent) (*)..........................  Full portfolio         Twice a month                (2)
                                        holdings
FT Interactive Data Pricing Service
  Provider (*)........................  Full portfolio         As needed                    (2)
                                        holdings
Van Kampen Investor
  Services Inc. (*)...................  Full portfolio         As needed                    (2)
                                        holdings
David Hall (*)........................  Full portfolio         On a semi-annual             (3)
                                        holdings               and annual fiscal
                                                               basis
Windawi (*)...........................  Full portfolio         On a semi-annual             (3)
                                        holdings               and annual fiscal
                                                               basis
FUND RATING AGENCIES
Lipper (*)............................  Full portfolio         Monthly and           Approximately 1
                                        holdings               quarterly basis       day after
                                                                                     previous month
                                                                                     end and
                                                                                     approximately 30
                                                                                     days after
                                                                                     quarter end,
                                                                                     respectively
Morningstar (**)......................  Full portfolio         Quarterly basis       Approximately 30
                                        holdings                                     days after
                                                                                     quarter end

NAME                                    INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                                    ---------------------  -------------------   -----------------
Standard & Poor's (*).................  Full portfolio         Monthly               As of previous
                                        holdings                                     month end
CONSULTANTS AND ANALYSTS
Arnerich Massena & Associates, Inc.
  (*).................................  Top Ten and Full       Quarterly basis (6)   Approximately
                                        portfolio holdings                           10-12 days after
                                                                                     quarter end
Bloomberg (*).........................  Full portfolio         Quarterly basis       Approximately
                                        holdings                                     10-12 days after
                                                                                     quarter end
Callan Associates (*).................  Top Ten and Full       Monthly and           Approximately
                                        portfolio holdings     quarterly basis,      10-12 days after
                                                               respectively (6)      month/quarter end
Cambridge Associates (*)..............  Top Ten and Full       Quarterly basis (6)   Approximately
                                        portfolio holdings                           10-12 days after
                                                                                     quarter end
CTC Consulting, Inc. (**) ............  Top Ten and Full       Quarterly basis       Approximately 15
                                        portfolio holdings                           days after
                                                                                     quarter end and
                                                                                     approximately 30
                                                                                     days after
                                                                                     quarter end,
                                                                                     respectively
Credit Suisse
  First Boston (*)....................  Top Ten and Full       Monthly and           Approximately
                                        portfolio holdings     quarterly basis,      10-12 days after
                                                               respectively (6)      month/quarter end
Evaluation Associates (*).............  Top Ten and Full       Monthly and           Approximately
                                        portfolio holdings     quarterly basis,      10-12 days after
                                                               respectively (6)      month/quarter end
Fund Evaluation Group (**)............  Top Ten portfolio      Quarterly basis       At least 15 days
                                        holdings (4)                                 after quarter end
Jeffrey Slocum & Associates (*).......  Full portfolio         Quarterly basis (6)   Approximately
                                        holdings (5)                                 10-12 days after
                                                                                     quarter end
Hammond Associates (**)...............  Full portfolio         Quarterly basis       At least 30 days
                                        holdings (5)                                 after quarter end
Hartland & Co. (**)...................  Full portfolio         Quarterly basis       At least 30 days
                                        holdings (5)                                 after quarter end
Hewitt Associates (*).................  Top Ten and Full       Monthly and           Approximately
                                        portfolio holdings     quarterly basis,      10-12 days after
                                                               respectively (6)      month/quarter end
Merrill Lynch (*).....................  Full portfolio         Monthly basis         Approximately 1
                                        holdings                                     day after
                                                                                     previous month
                                                                                     end
Mobius (**)...........................  Top Ten portfolio      Monthly basis         At least 15 days
                                        holdings (4)                                 after month end

NAME                                    INFORMATION DISCLOSED     FREQUENCY(1)           LAG TIME
----                                    ---------------------  -------------------   -----------------
Nelsons (**)..........................  Top Ten holdings (4)   Quarterly basis       At least 15 days
                                                                                     after quarter end
Prime Buchholz & Associates, Inc.
  (**)................................  Full portfolio         Quarterly basis       At least 30 days
                                        holdings (5)                                 after quarter end
PSN (**)..............................  Top Ten holdings (4)   Quarterly basis       At least 15 days
                                                                                     after quarter end
PFM Asset Management LLC (*)..........  Top Ten and Full       Quarterly basis (6)   Approximately
                                        portfolio holdings                           10-12 days after
                                                                                     quarter end
Russell Investment
  Group/Russell/Mellon Analytical
  Services, Inc. (**).................  Top Ten and Full       Monthly and           At least 15 days
                                        portfolio holdings     quarterly basis       after month end
                                                                                     and at least 30
                                                                                     days after
                                                                                     quarter end,
                                                                                     respectively
Stratford Advisory Group, Inc. (*)....  Top Ten portfolio      Quarterly basis (6)   Approximately
                                        holdings (7)                                 10-12 days after
                                                                                     quarter end
Thompson Financial (**)...............  Full portfolio         Quarterly basis       At least 30 days
                                        holdings (5)                                 after quarter end
Watershed Investment
  Consultants, Inc. (*)...............  Top Ten and Full       Quarterly basis (6)   Approximately
                                        portfolio holdings                           10-12 days after
                                                                                     quarter end
Yanni Partners (**)...................  Top Ten portfolio      Quarterly basis       At least 15 days
                                        holdings (4)                                 after quarter end
PORTFOLIO ANALYTICS PROVIDER Fact Set
  (*).................................  Complete portfolio     Daily                 One day
                                        holdings

------------------------------------

 (*) This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore this entity can only receive publicly available information.

 (1) Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

 (2) Information will typically be provided on a real time basis or as soon thereafter as possible.

 (3) As needed after the end of the semi-annual and/or annual period.

 (4) Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

 (5) Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

 (6) This information will also be provided upon request from time to time.

 (7) Full portfolio holdings will also be provided upon request from time to time.

     The Fund may also provide Fund portfolio holdings information, as part of its normal business activities, to persons who owe a duty of trust or confidence to the Fund or the Adviser. These persons currently are

(i) the Fund's independent registered public accounting firm (as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

CUSTODY OF ASSETS

     Except for segregated assets held by a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, all securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, as custodian. The custodian also provides accounting services to the Fund.

SHAREHOLDER REPORTS

     Semiannual statements are furnished to shareholders, and annually such statements are audited by the Fund's independent registered public accounting firm.

PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. The Board has delegated the day-to-day responsibility to the Adviser to vote such proxies, pursuant to the Board approved Proxy Voting Policy, a copy of which is currently in effect as of the date of this Statement of Additional Information is attached hereto as Appendix A.

     The Proxy Voting Policy is subject to change over time and investors seeking the most current copy of the Proxy Voting Policy should go to our web site at www.vankampen.com. The Fund's most recent proxy voting record filed with the SEC is also available without charge on our web site at www.vankampen.com. The Fund's proxy voting record is also available without charge on the SEC's web site at www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     An independent registered public accounting firm for the Fund performs an annual audit of the Fund's financial statements. The Fund's Board of Trustees has engaged Ernst & Young LLP, located at 233 South Wacker Drive, Chicago, Illinois 60606, to be the Fund's independent registered public accounting firm.

LEGAL COUNSEL

     Counsel to the Fund is Skadden, Arps, Slate, Meagher & Flom LLP.

                              FINANCIAL STATEMENTS

     The audited financial statements of the Fund are incorporated herein by reference to the Annual Report to shareholders of the Fund dated March 31, 2007. The Annual Report may be obtained by following the instructions on the cover of this Statement of Additional Information. The Annual Report is included as part of the Trust's filing on Form N-CSR as filed with the SEC on May 29, 2007. The Annual Report may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or on the EDGAR database on the SEC's internet site (http://www.sec.gov). Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

               APPENDIX A -- MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

     Introduction -- Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which a MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

     The MSIM entities covered by this Policy currently include the following:
Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

     Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds -- collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

     Proxy Research Services -- Institutional Shareholder Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

     Voting Proxies for Certain Non-U.S. Companies -- Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

     We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:

          - Approval of financial statements and auditor reports.

          - General updating/corrective amendments to the charter.

          - Most proposals related to the conduct of the annual meeting, with the following exceptions. We may oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this Policy to be carried out (i.e. an uncontested corporate transaction), the adjournment request will be supported. Finally, we generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS

     1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

             a. We withhold or vote against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards, generally as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for a NYSE company with dispersed ownership, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Non-independent directors under NYSE standards include an employee or an individual with an immediate family member who is an executive (or in either case was in such position within the previous three years). A director's consulting arrangements with the company, or material business relationships between the director's employer and the company, also impair independence. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards.

             b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committees.

             c. We consider withholding support or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders. This includes consideration for withholding support or voting against individual board members or an entire slate if we believe the board is entrenched and dealing inadequately with performance problems, and/or with insufficient independence between the board and management.

             d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. In the context of the U.S. market, these would include elimination of dead hand or slow hand poison pills, requiring audit, compensation or nominating committees to be composed of independent directors and requiring a majority independent board.

             e. We generally withhold support from or vote against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

             f. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

     2. Board independence: We generally support proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

     3. Board diversity: We consider on a case-by-case basis proposals urging diversity of board membership with respect to social, religious or ethnic group.

     4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

     5. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis.

     6. Cumulative voting: We generally support proposals to eliminate cumulative voting (which provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). Proposals to establish cumulative voting in the election of directors generally will not be supported.

     7. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

     8. Director retirement age: Proposals recommending set director retirement ages are voted on a case-by-case basis.

     9. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. CHANGES IN LEGAL AND CAPITAL STRUCTURE. We generally vote in favor of management proposals for technical and administrative changes to a company's charter, articles of association or bylaws. We review non-routine proposals, including reincorporation to a different jurisdiction, on a case-by-case basis.

     1. We generally support the following:

          - Proposals that eliminate other classes of stock and/or eliminate unequal voting rights.

          - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

          - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

          - Proposals to authorize share repurchase plans.

          - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          - Proposals to effect stock splits.

          - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          - Proposals for higher dividend payouts.

     2. We generally oppose the following (notwithstanding management support):

          - Proposals that add classes of stock that would substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

          - Proposals to create "blank check" preferred stock.

          - Proposals relating to changes in capitalization by 100% or more.

E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS

     1. Shareholder rights plans: We support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).

     2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

     3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

     4. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal:
        (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). Proposals requiring auditors to attend the annual meeting of shareholders will be supported. We generally vote against proposals to indemnify auditors.

G. EXECUTIVE AND DIRECTOR REMUNERATION.

     1. We generally support the following proposals:

          - Proposals relating to director fees, provided the amounts are not excessive relative to other companies in the country or industry.

          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

          - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Blanket proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported.

     3. Proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its current and past practices.

     4. Proposals to U.S. companies that request disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations generally will not be supported.

     5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

     6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

     The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

     The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

     The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. COMMITTEE PROCEDURES

     The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

     The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

     Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. MATERIAL CONFLICTS OF INTEREST

     In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

     The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

     A potential material conflict of interest could exist in the following situations, among others:

     1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

     2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

     3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

     1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

     2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

     3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. PROXY VOTING REPORTING

     The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

     The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

     MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

     MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

     The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

     Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

     In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

     1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

     2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

                                                                      Appendix D




                         PRO FORMA FINANCIAL STATEMENTS

     The following presents the pro forma financial statements for the combination of the Van Kampen Aggressive Growth Fund and the Van Kampen Mid Cap Growth Fund. The statements are presented as of September 30, 2007.


     The unaudited Pro Forma Portfolio of Investments and Pro Forma Combined Statement of Assets and Liabilities reflect the financial position as if the transaction occurred on September 30, 2007. The Pro Forma Combined Statement of Operations reflects the expenses for the twelve months ended September 30, 2007 as if the merger were completed on October 1, 2007. The pro forma statements give effect to the proposed exchange of the Van Kampen Aggressive Growth Fund shares for the assets and liabilities of the Van Kampen Mid Cap Growth Fund, with Van Kampen Mid Cap Growth Fund being the surviving entity. The proposed transaction will be accounted for as a tax-free reorganization in accordance with accounting principles generally accepted in the United States. The historical cost basis of the investments is carried over to the surviving entity. It is not anticipated that Van Kampen Mid Cap Growth Fund will sell any securities of Van Kampen Aggressive Growth Fund acquired in the reorganization other than in the ordinary course of business.

       VAN KAMPEN AGGRESSIVE GROWTH FUND - VAN KAMPEN MID CAP GROWTH FUND
                  PRO FORMA COMBINED PORTFOLIO OF INVESTMENTS
                               SEPTEMBER 30, 2007
                                   (UNAUDITED)

                                                                                     AGGRESSIVE        MID CAP
                                                 AGGRESSIVE   MID CAP                  GROWTH          GROWTH         PRO FORMA
                                                   GROWTH      GROWTH    PRO FORMA      FUND            FUND          COMBINED
                                                    FUND        FUND     COMBINED      MARKET          MARKET          MARKET
DESCRIPTION                                        SHARES      SHARES     SHARES        VALUE           VALUE           VALUE
-----------                                      ----------  ---------  ---------  --------------  --------------  --------------
COMMON STOCKS 94.7%
ADVERTISING 1.4%
Focus Media Holding Ltd. - ADR (Cayman Islands)
   (a)                                              247,866    363,949    611,815  $   14,381,185  $   21,116,321     $35,497,506
Omnicom Group, Inc.                                  74,995          0     74,995       3,606,510               0       3,606,510
                                                                                   --------------  --------------  --------------
                                                                                       17,987,695      21,116,321      39,104,016
                                                                                   --------------  --------------  --------------
AEROSPACE & DEFENSE 1.3%
Alliant Techsystems, Inc. (a)                        29,236          0     29,236       3,195,495               0       3,195,495
BE Aerospace, Inc. (a)                              248,721          0    248,721      10,329,383               0      10,329,383
Goodrich Corp.                                       69,334          0     69,334       4,730,659               0       4,730,659
Precision Castparts Corp.                           114,695          0    114,695      16,972,566               0      16,972,566
                                                                                   --------------  --------------  --------------
                                                                                       35,228,103               0      35,228,103
                                                                                   --------------  --------------  --------------
AIR FREIGHT & LOGISTICS 3.9%
C.H. Robinson Worldwide, Inc.                       444,758    781,206  1,225,964      24,145,912      42,411,674      66,557,586
Expeditors International of Washington, Inc.        148,800    722,199    870,999       7,038,240      34,160,012      41,198,252
                                                                                   --------------  --------------  --------------
                                                                                       31,184,152      76,571,686     107,755,838
                                                                                   --------------  --------------  --------------
AIRLINES 0.9%
UAL Corp. (a)                                        49,300    485,664    534,964       2,293,929      22,597,946      24,891,875
                                                                                   --------------  --------------  --------------
AIRPORT SERVICES 1.3%
Grupo Aeroportuario del Pacifico, SA de CV -
   ADR (Mexico)                                     244,265    423,116    667,381      13,336,869      23,102,134      36,439,003
                                                                                   --------------  --------------  --------------
APPAREL, ACCESSORIES & LUXURY GOODS 1.5%
Coach, Inc. (a)                                     209,861          0    209,861       9,920,129               0       9,920,129
Fossil, Inc. (a)                                      5,136          0      5,136         191,881               0         191,881
Phillips-Van Heusen Corp.                            72,716          0     72,716       3,816,136               0       3,816,136
Under Armour, Inc., Class A (a)                     180,840    270,964    451,804      10,817,849      16,209,066      27,026,915
                                                                                   --------------  --------------  --------------
                                                                                       24,745,995      16,209,066      40,955,061
                                                                                   --------------  --------------  --------------
APPAREL RETAIL 2.7%
Abercrombie & Fitch Co., Class A                    245,565    562,100    807,665      19,817,095      45,361,470      65,178,565
Guess?, Inc.                                             13          0         13             637               0             637
TJX Cos., Inc.                                      213,282          0    213,282       6,200,108               0       6,200,108
Zumiez, Inc. (a)                                     72,129          0     72,129       3,200,364               0       3,200,364
                                                                                   --------------  --------------  --------------
                                                                                       29,218,204      45,361,470      74,579,674
                                                                                   --------------  --------------  --------------
APPLICATION SOFTWARE 2.6%
ANSYS, Inc. (a)                                     173,378          0    173,378       5,924,326               0       5,924,326
Autodesk, Inc. (a)                                  215,172    312,295    527,467      10,752,145      15,605,381      26,357,526
NAVTEQ Corp. (a)                                    104,985          0    104,985       8,185,681               0       8,185,681
Nuance Communications, Inc. (a)                     219,413          0    219,413       4,236,865               0       4,236,865
Salesforce.com, Inc. (a)                             44,701    451,664    496,365       2,294,055      23,179,397      25,473,452
Solera Holdings, Inc. (a)                           143,664          0    143,664       2,584,515               0       2,584,515
                                                                                   --------------  --------------  --------------
                                                                                       33,977,587      38,784,778      72,762,365
                                                                                   --------------  --------------  --------------
ASSET MANAGEMENT & CUSTODY BANKS 2.8%
Calamos Asset Management, Inc., Class A                   0    815,584    815,584               0      23,023,937      23,023,937
Janus Capital Group, Inc.                           797,404  1,189,126  1,986,530      22,550,585      33,628,483      56,179,068
                                                                                   --------------  --------------  --------------
                                                                                       22,550,585      56,652,420      79,203,005
                                                                                   --------------  --------------  --------------
AUTO PARTS & EQUIPMENT 0.4%
Johnson Controls, Inc.                               90,464          0     90,464      10,684,703               0      10,684,703
                                                                                   --------------  --------------  --------------
AUTOMOTIVE RETAIL 0.8%
AutoZone, Inc. (a)                                   14,700    168,552    183,252       1,707,258      19,575,629      21,282,887
                                                                                   --------------  --------------  --------------
BIOTECHNOLOGY 3.8%
BioMarin Pharmaceuticals, Inc. (a)                  455,509          0    455,509      11,342,174               0      11,342,174
Celgene Corp. (a)                                    76,136          0     76,136       5,429,258               0       5,429,258
InterMune, Inc. (a)                                 189,678          0    189,678       3,628,540               0       3,628,540
Illumina, Inc. (a)                                        0    323,234    323,234               0      16,769,380      16,769,380
Techne Corp. (a)                                     89,708    505,055    594,763       5,658,781      31,858,869      37,517,650
United Therapeutics Corp. (a)                       253,759          0    253,759      16,885,124               0      16,885,124
Vertex Pharmaceuticals, Inc. (a)                    342,503          0    342,503      13,155,540               0      13,155,540
                                                                                   --------------  --------------  --------------
                                                                                       56,099,417      48,628,249     104,727,666
                                                                                   --------------  --------------  --------------
BROADCASTING & CABLE TV 3.0%
Discovery Holding Co., Class A (a)                   95,620    882,239    977,859       2,758,637      25,452,595      28,211,232
Grupo Televisa, SA - ADR (Mexico)                   950,566  1,362,806  2,313,372      22,975,180      32,939,021      55,914,201
                                                                                   --------------  --------------  --------------
                                                                                       25,733,817      58,391,616      84,125,433
                                                                                   --------------  --------------  --------------
CASINOS & GAMING 4.5%
Wynn Resorts Ltd. (a)                               324,121    475,917    800,038      51,068,505      74,985,483     126,053,988
                                                                                   --------------  --------------  --------------

COMMERCIAL PRINTING 0.1%
Deluxe Corp.                                         43,222          0     43,222       1,592,298               0       1,592,298
                                                                                   --------------  --------------  --------------
COMMUNICATIONS EQUIPMENT 0.6%
CommScope, Inc. (a)                                 128,291          0    128,291       6,445,340               0       6,445,340
Harris Corp.                                         35,651          0     35,651       2,060,271               0       2,060,271
Riverbed Technology, Inc. (a)                       184,031          0    184,031       7,433,012               0       7,433,012
                                                                                   --------------  --------------  --------------
                                                                                       15,938,623               0      15,938,623
                                                                                   --------------  --------------  --------------
COMPUTER & ELECTRONICS RETAIL 0.5%
GameStop Corp., Class A (a)                         249,682          0    249,682      14,069,581               0      14,069,581
                                                                                   --------------  --------------  --------------
COMPUTER STORAGE & PERIPHERALS 0.3%
SanDisk Corp. (a)                                   117,362          0    117,362       6,466,646               0       6,466,646
Synaptics, Inc. (a)                                  65,247          0     65,247       3,116,197               0       3,116,197
                                                                                   --------------  --------------  --------------
                                                                                        9,582,843               0       9,582,843
                                                                                   --------------  --------------  --------------
CONSTRUCTION & ENGINEERING 0.9%
Aecom Technology Corp. (a)                          222,452    327,474    549,926       7,770,248      11,438,667      19,208,915
Jacobs Engineering Group, Inc. (a)                   73,844          0     73,844       5,581,130               0       5,581,130
                                                                                   --------------  --------------  --------------
                                                                                       13,351,378      11,438,667      24,790,045
                                                                                   --------------  --------------  --------------
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS
   0.2%
Manitowoc Co., Inc.                                 138,039          0    138,039       6,112,367               0       6,112,367
                                                                                   --------------  --------------  --------------
CONSTRUCTION MATERIALS 1.0%
Texas Industries, Inc.                              119,933    237,590    357,523       9,414,741      18,650,815      28,065,556
                                                                                   --------------  --------------  --------------
DATA PROCESSING & OUTSOURCED SERVICES 3.7%
Global Payments, Inc.                               355,941    522,639    878,580      15,739,711      23,111,096      38,850,807
Iron Mountain, Inc. (a)                              78,829    736,829    815,658       2,402,708      22,458,548      24,861,256
MasterCard, Inc., Class A                           111,011    161,673    272,684      16,426,298      23,922,754      40,349,052
                                                                                   --------------  --------------  --------------
                                                                                       34,568,717      69,492,398     104,061,115
                                                                                   --------------  --------------  --------------
DISTRIBUTORS 1.4%
Li & Fung Ltd. (HKD) (Bermuda)                      590,000  8,354,000  8,944,000       2,512,140      35,570,200      38,082,340
                                                                                   --------------  --------------  --------------
DIVERSIFIED COMMERCIAL & PROFESSIONAL SERVICES
   3.6%
ChoicePoint, Inc. (a)                               296,121    590,203    886,324      11,228,908      22,380,498      33,609,406
Corporate Executive Board Co.                       100,100    588,037    688,137       7,431,424      43,655,867      51,087,291
Corrections Corp. of America (a)                    169,955          0    169,955       4,447,722               0       4,447,722
Dun & Bradstreet Corp.                               64,816          0     64,816       6,391,506               0       6,391,506
FTI Consulting, Inc. (a)                             38,076          0     38,076       1,915,604               0       1,915,604
Geo Group, Inc. (a)                                 110,577          0    110,577       3,274,185               0       3,274,185
                                                                                   --------------  --------------  --------------
                                                                                       34,689,349      66,036,365     100,725,714
                                                                                   --------------  --------------  --------------
DIVERSIFIED METALS & MINING 0.4%
Southern Copper Corp.                                81,666          0     81,666      10,112,701               0      10,112,701
                                                                                   --------------  --------------  --------------
DRUG RETAIL 0.3%
CVS Caremark Corp.                                  184,369          0    184,369       7,306,543               0       7,306,543
                                                                                   --------------  --------------  --------------
EDUCATION SERVICES 1.8%
Apollo Group, Inc., Class A (a)                     258,118    551,719    809,837      15,525,798      33,185,898      48,711,696
ITT Educational Services, Inc. (a)                   21,076          0     21,076       2,564,738               0       2,564,738
                                                                                   --------------  --------------  --------------
                                                                                       18,090,536      33,185,898      51,276,434
                                                                                   --------------  --------------  --------------
ELECTRICAL COMPONENTS & EQUIPMENT 0.1%
Roper Industries, Inc.                               42,880          0     42,880       2,808,640               0       2,808,640
                                                                                   --------------  --------------  --------------
ELECTRONIC EQUIPMENT MANUFACTURERS 1.3%
FLIR Systems, Inc. (a)                              122,173          0    122,173       6,767,162               0       6,767,162
Itron, Inc. (a)                                     118,536    174,681    293,217      11,032,146      16,257,561      27,289,707
Mettler-Toledo International, Inc. (a)               23,390          0     23,390       2,385,780               0       2,385,780
                                                                                   --------------  --------------  --------------
                                                                                       20,185,088      16,257,561      36,442,649
                                                                                   --------------  --------------  --------------
ELECTRONIC MANUFACTURING SERVICES 0.2%
Trimble Navigation Ltd. (a)                         169,835          0    169,835       6,659,230               0       6,659,230
                                                                                   --------------  --------------  --------------
ENVIRONMENTAL & FACILITIES SERVICES 1.8%
Stericycle, Inc. (a)                                244,336    639,321    883,657      13,966,246      36,543,588      50,509,834
                                                                                   --------------  --------------  --------------
FOOTWEAR 0.3%
Crocs, Inc. (a)                                      56,777          0     56,777       3,818,253               0       3,818,253
Deckers Outdoor Corp. (a)                            39,350          0     39,350       4,320,630               0       4,320,630
                                                                                   --------------  --------------  --------------
                                                                                        8,138,883               0       8,138,883
                                                                                   --------------  --------------  --------------

GAS UTILITIES 1.3%
Questar Corp.                                       289,739    423,262    713,001      15,219,990      22,233,953      37,453,943
                                                                                   --------------  --------------  --------------
HEALTH CARE EQUIPMENT 1.3%
Gen-Probe, Inc. (a)                                  26,699    459,379    486,078       1,777,619      30,585,454      32,363,073
Mentor Corp.                                         82,234          0     82,234       3,786,876               0       3,786,876
                                                                                   --------------  --------------  --------------
                                                                                        5,564,495      30,585,454      36,149,949
                                                                                   --------------  --------------  --------------
HEALTH CARE FACILITIES 0.1%
Brookdale Senior Living, Inc.                        91,764          0     91,764       3,653,125               0       3,653,125
                                                                                   --------------  --------------  --------------
HEALTH CARE SERVICES 0.2%
DaVita, Inc. (a)                                     84,782          0     84,782       5,356,527               0       5,356,527
                                                                                   --------------  --------------  --------------
HOMEBUILDING 1.3%
Desarrolladora Homex, SA de CV - ADR (Mexico)
   (a)                                              167,578    246,060    413,638       9,300,579      13,656,330      22,956,909
NVR, Inc. (a)                                         3,100     25,632     28,732       1,457,775      12,053,448      13,511,223
                                                                                   --------------  --------------  --------------
                                                                                       10,758,354      25,709,778      36,468,132
                                                                                   --------------  --------------  --------------
HOTELS, RESORTS & CRUISE LINES 1.5%
Choice Hotels International, Inc.                    40,802    350,392    391,194       1,537,011      13,199,267      14,736,278
Ctrip.com International Ltd. - ADR (Cayman
   Islands)                                         110,342    391,513    501,855       5,715,716      20,280,373      25,996,089
                                                                                   --------------  --------------  --------------
                                                                                        7,252,727      33,479,640      40,732,367
                                                                                   --------------  --------------  --------------
HOUSEHOLD APPLIANCES 0.1%
Snap-On, Inc.                                        72,005          0     72,005       3,567,128               0       3,567,128
                                                                                   --------------  --------------  --------------
HOUSEHOLD PRODUCTS 0.2%
Energizer Holdings, Inc. (a)                         55,935          0     55,935       6,200,395               0       6,200,395
                                                                                   --------------  --------------  --------------
HUMAN RESOURCE & EMPLOYMENT SERVICES 1.8%
Monster Worldwide, Inc. (a)                         516,571    748,033  1,264,604      17,594,408      25,478,004      43,072,412
Watson Wyatt Worldwide, Inc., Class A               139,633          0    139,633       6,275,107               0       6,275,107
                                                                                   --------------  --------------  --------------
                                                                                       23,869,515      25,478,004      49,347,519
                                                                                   --------------  --------------  --------------
INDUSTRIAL GASES 0.1%
Airgas, Inc.                                         42,746          0     42,746       2,206,976               0       2,206,976
                                                                                   --------------  --------------  --------------
INSURANCE BROKERS 0.2%
Brown & Brown, Inc.                                       0    212,985    212,985               0       5,601,506       5,601,506
                                                                                   --------------  --------------  --------------
INTERNET RETAIL 0.0%
Priceline.com, Inc. (a)                                   8          0          8             710               0             710
                                                                                   --------------  --------------  --------------
INTERNET SOFTWARE & SERVICES 7.4%
Baidu.com, Inc. - ADR (Cayman Islands) (a)           96,045    141,026    237,071      27,819,434      40,848,181      68,667,615
Equinix, Inc. (a)                                   236,170    325,839    562,009      20,945,917      28,898,661      49,844,578
Mercadolibre, Inc. (a)                               47,700          0     47,700       1,747,251               0       1,747,251
NHN Corp. (KRW) (Republic of Korea (South
   Korea)) (a)                                            0    114,169    114,169               0      26,421,541      26,421,541
SAVVIS, Inc. (a)                                     42,621    354,140    396,761       1,652,843      13,733,549      15,386,392
Tencent Holdings Ltd. (HKD) (Cayman Islands)      1,480,000  5,277,000  6,757,000       9,557,169      34,076,474      43,633,643
VeriSign, Inc. (a)                                   52,827          0     52,827       1,782,383               0       1,782,383
                                                                                   --------------  --------------  --------------
                                                                                       63,504,997     143,978,406     207,483,403
                                                                                   --------------  --------------  --------------
INVESTMENT BANKING & BROKERAGE 0.8%
Charles Schwab Corp.                                584,447          0    584,447      12,624,055               0      12,624,055
Investment Technology Group, Inc. (a)               258,927          0    258,927      11,128,683               0      11,128,683
                                                                                   --------------  --------------  --------------
                                                                                       23,752,738               0      23,752,738
                                                                                   --------------  --------------  --------------
LEISURE FACILITIES 0.3%
LIFE TIME FITNESS, Inc. (a)                         132,562          0    132,562       8,131,353               0       8,131,353
                                                                                   --------------  --------------  --------------
LEISURE PRODUCTS 0.1%
Smith & Wesson Holding Corp. (a)                    175,173          0    175,173       3,344,053               0       3,344,053
                                                                                   --------------  --------------  --------------
MARINE 0.1%
DryShips, Inc. (Marshall Islands)                    41,847          0     41,847       3,801,800               0       3,801,800
                                                                                   --------------  --------------  --------------
MOVIES & ENTERTAINMENT 0.1%
DreamWorks Animation SKG, Inc., Class A (a)          60,539          0     60,539       2,023,213               0       2,023,213
                                                                                   --------------  --------------  --------------
MULTI-SECTOR HOLDINGS 2.0%
Leucadia National Corp.                             468,683    661,211  1,129,894      22,599,894      31,883,594      54,483,488
                                                                                   --------------  --------------  --------------

OIL & GAS EQUIPMENT & SERVICES 1.7%
Core Laboratories N.V. (Netherlands) (a)             67,008          0     67,008       8,536,149               0       8,536,149
FMC Technologies, Inc. (a)                          220,180          0    220,180      12,695,579               0      12,695,579
Oceaneering International, Inc. (a)                  58,364          0     58,364       4,423,991               0       4,423,991
Smith International, Inc.                           222,014          0    222,014      15,851,800               0      15,851,800
Superior Energy Services, Inc. (a)                  142,835          0    142,835       5,062,072               0       5,062,072
                                                                                   --------------  --------------  --------------
                                                                                       46,569,591               0      46,569,591
                                                                                   --------------  --------------  --------------
OIL & GAS EXPLORATION & PRODUCTION 5.1%
Devon Energy Corp.                                   67,823          0     67,823       5,642,874               0       5,642,874
Southwestern Energy Co. (a)                         139,873    809,137    949,010       5,853,685      33,862,384      39,716,069
Ultra Petroleum Corp. (Canada) (a)                  411,500  1,053,411  1,464,911      25,529,460      65,353,618      90,883,078
XTO Energy, Inc.                                     99,744          0     99,744       6,168,169               0       6,168,169
                                                                                   --------------  --------------  --------------
                                                                                       43,194,188      99,216,002     142,410,190
                                                                                   --------------  --------------  --------------
OTHER DIVERSIFIED FINANCIAL SERVICES 0.3%
Freedom Acquisition Holdings, Inc. (a)                    0    711,366    711,366               0       8,002,868       8,002,868
                                                                                   --------------  --------------  --------------
PHARMACEUTICALS 0.2%
Medicis Pharmaceutical Corp., Class A               144,125          0    144,125       4,397,254               0       4,397,254
                                                                                   --------------  --------------  --------------
PROPERTY & CASUALTY INSURANCE 0.8%
Alleghany Corp. (a)                                   5,451     50,616     56,067       2,213,106      20,550,096      22,763,202
                                                                                   --------------  --------------  --------------
REAL ESTATE MANAGEMENT & DEVELOPMENT 2.5%
Brookfield Asset Management, Inc., Class A
   (Canada)                                         196,772    587,017    783,789       7,575,722      22,600,155      30,175,877
Forest City Enterprises, Inc., Class A              296,252    434,996    731,248      16,341,260      23,994,379      40,335,639
                                                                                   --------------  --------------  --------------
                                                                                       23,916,982      46,594,534      70,511,516
                                                                                   --------------  --------------  --------------
RESTAURANTS 2.0%
Burger King Holdings, Inc.                          243,111          0    243,111       6,196,899               0       6,196,899
Chipotle Mexican Grill, Inc., Class B (a)            77,358    183,511    260,869       8,277,306      19,635,677      27,912,983
Wendy's International, Inc.                          59,200    550,169    609,369       2,066,672      19,206,400      21,273,072
                                                                                   --------------  --------------  --------------
                                                                                       16,540,877      38,842,077      55,382,954
                                                                                   --------------  --------------  --------------
SEMICONDUCTOR EQUIPMENT 0.3%
MEMC Electronic Materials, Inc. (a)                 142,411          0    142,411       8,382,311               0       8,382,311
                                                                                   --------------  --------------  --------------
SEMICONDUCTORS 0.9%
Cypress Semiconductor Corp. (a)                      81,838          0     81,838       2,390,488               0       2,390,488
Intersil Corp., Class A                             263,571          0    263,571       8,811,178               0       8,811,178
Linear Technology Corp.                             144,033          0    144,033       5,039,715               0       5,039,715
Netlogic Microsystems, Inc. (a)                      52,839          0     52,839       1,908,016               0       1,908,016
NVIDIA Corp. (a)                                    102,733          0    102,733       3,723,044               0       3,723,044
Sigma Designs, Inc. (a)                              74,990          0     74,990       3,617,518               0       3,617,518
                                                                                   --------------  --------------  --------------
                                                                                       25,489,959               0      25,489,959
                                                                                   --------------  --------------  --------------
SPECIALIZED CONSUMER SERVICES 0.7%
Sotheby's                                            81,536          0     81,536       3,896,605               0       3,896,605
Weight Watchers International, Inc.                  31,096    257,424    288,520       1,789,886      14,817,325      16,607,211
                                                                                   --------------  --------------  --------------
                                                                                        5,686,491      14,817,325      20,503,816
                                                                                   --------------  --------------  --------------
SPECIALIZED FINANCE 3.0%
IntercontinentalExchange, Inc. (a)                  116,084    169,061    285,145      17,633,160      25,680,366      43,313,526
Moody's Corp.                                       325,295    473,748    799,043      16,394,868      23,876,899      40,271,767
                                                                                   --------------  --------------  --------------
                                                                                       34,028,028      49,557,265      83,585,293
                                                                                   --------------  --------------  --------------
SPECIALTY CHEMICALS 2.3%
Nalco Holding Co.                                   664,827  1,516,439  2,181,266      19,712,121      44,962,416      64,674,537
                                                                                   --------------  --------------  --------------
SPECIALTY STORES 0.5%
Dick's Sporting Goods, Inc. (a)                      89,176          0     89,176       5,988,168               0       5,988,168
Tiffany & Co.                                       137,200          0    137,200       7,182,420               0       7,182,420
                                                                                   --------------  --------------  --------------
                                                                                       13,170,588               0      13,170,588
                                                                                   --------------  --------------  --------------
STEEL 0.1%
Cleveland-Cliffs, Inc.                               21,561          0     21,561       1,896,721               0       1,896,721
                                                                                   --------------  --------------  --------------
SYSTEMS SOFTWARE 0.3%
McAfee, Inc. (a)                                    212,133          0    212,133       7,397,078               0       7,397,078
                                                                                   --------------  --------------  --------------
TECHNOLOGY DISTRIBUTORS 0.0%
Anixter International, Inc. (a)                          38          0         38           3,133               0           3,133
                                                                                   --------------  --------------  --------------
TOBACCO 0.3%
Loews Corp. - Carolina Group                        118,766          0    118,766       9,766,128               0       9,766,128
                                                                                   --------------  --------------  --------------
WIRELESS TELECOMMUNICATION SERVICES 3.7%
Crown Castle International Corp. (a)                223,103    568,251    791,354       9,064,675      23,088,038      32,152,713
NII Holdings, Inc., Class B (a)                     207,100    558,618    765,718      17,013,265      45,890,469      62,903,734
Vimpel-Communications - ADR (Russia)                292,740          0    292,740       7,915,690               0       7,915,690
                                                                                   --------------  --------------  --------------
                                                                                       33,993,630      68,978,507     102,972,137
                                                                                   --------------  --------------  --------------

TOTAL COMMON STOCKS 93.0%                                                           1,092,082,899   1,499,623,715   2,591,706,614
                                                                                   --------------  --------------  --------------
INVESTMENT COMPANY 2.3%
Aeroplan Income Fund (CAD) (Canada)                 734,029  2,156,625  2,890,654      16,419,992      48,243,006      64,662,998
                                                                                   --------------  --------------  --------------
TOTAL LONG-TERM INVESTMENTS 95.3%
(Cost $968,336,293 and $1,199,690,703,
   respectively)                                                                    1,108,502,891   1,547,866,721   2,656,369,612

REPURCHASE AGREEMENTS 2.0%
Banc of America Securities ($18,252,307 par
   collateralized by U.S. Government
   obligations in a pooled cash account,
   interest rate of 5.10%, dated 09/28/07, to
   be sold on 10/01/07 at $18,260,064)                                                          0      18,252,307      18,252,307
Citigroup Global Markets, Inc. ($16,224,273 par
   collateralized by U.S. Government
   obligations in a pooled cash account,
   interest rate of 4.90%, dated 09/28/07, to
   be sold on 10/01/07 at $16,230,898)                                                          0      16,224,273      16,224,273
State Street Bank & Trust Co. ($21,049,420 par
   collateralized by U.S. Government
   obligations in a pooled cash account,
   interest rate of 4.55%, dated 09/28/07, to
   be sold on 10/01/07 at $21,057,401)                                                          0      21,049,420      21,049,420
                                                                                   --------------  --------------  --------------
TOTAL REPURCHASE AGREEMENTS
(Cost $0 and $55,526,000, respectively)                                                         0      55,526,000      55,526,000
                                                                                   --------------  --------------  --------------
TOTAL INVESTMENTS 97.3%
(Cost $968,336,293 and $1,255,216,703,
   respectively)                                                                    1,108,502,891   1,603,392,721   2,711,895,612

FOREIGN CURRENCY 0.1%                                                                           0       1,771,088       1,771,088
(Cost $0 and $1,705,823, respectively)

OTHER ASSETS IN EXCESS OF LIABILITIES 2.6%                                             45,573,600      28,182,878      73,756,478
                                                                                   --------------  --------------  --------------
NET ASSETS 100.0%                                                                  $1,154,076,491  $1,633,346,687  $2,787,423,178(b)
                                                                                   ==============  ==============  ==============

Percentages represent pro forma combined market values as a percentage of pro forma net assets.

(a) Non-income producing security as this stock currently does not declare income dividends.

(b) Does not reflect a non-recurring cost associated with this transaction of approximately $1,483,000 that will be borne by the Van Kampen Aggressive Growth fund.

ADR - American Depositary Receipt

CAD - Canadian Dollar

HKD - Hong Kong Dollar

KRW - Korea (Rep.) Won

       VAN KAMPEN AGGRESSIVE GROWTH FUND - VAN KAMPEN MID CAP GROWTH FUND
             PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 2007
                                   (Unaudited)
                              Amounts in Thousands

                                                         AGGRESSIVE GROWTH  MID CAP GROWTH  PRO FORMA     PRO FORMA
                                                                FUND             FUND       ADJUSTMENTS   COMBINED

                                                         -----------------  --------------  -----------  ----------
ASSETS:
Total Investments (Cost of $968,336,293 and
   $1,255,216,703, respectively)                            $1,108,503        $1,603,393           -     $2,711,896
Foreign Currency (Cost $0 and $1,705,823, respectively)            -0-             1,771           -          1,771
Cash                                                               -0-                 1           -              1
Receivables:                                                                                                    -0-
   Investments Sold                                            401,334            69,681           -        471,015
   Dividends                                                       541               512           -          1,053
   Fund Shares Sold                                              1,637             4,250           -          5,887
   Interest                                                        -0-                22           -             22
Other                                                              210               197           -            407
                                                            ----------        ----------    --------     ----------
   Total Assets                                              1,512,225         1,679,827           -      3,192,052
                                                            ----------        ----------    --------     ----------
LIABILITIES:
Payables:
   Investments Purchased                                       352,334            40,287           -        392,621
   Fund Shares Repurchased                                       2,327             3,800           -          6,127
   Distributor and Affiliates                                    1,136             1,002           -          2,138
   Investment Advisory Fee                                         655               877           -          1,532
   Custodian Bank                                                  818               -0-           -            818
Trustees' Deferred Compensation and Retirement Plans               278               259           -            537
Accrued Expenses                                                   601               255           -            856
Accrued Merger Costs                                               -0-               -0-    $  1,483(1)       1,483
                                                            ----------        ----------    --------     ----------
   Total Liabilities                                           358,149            46,480       1,483        406,112
                                                            ----------        ----------    --------     ----------
NET ASSETS                                                  $1,154,076        $1,633,347     ($1,483)    $2,785,940
                                                            ==========        ==========    ========     ==========
NET ASSETS CONSIST OF:
Capital (Par value of $0.01 per share with an unlimited
   number of shares authorized)                             $1,460,790        $1,191,950      (1,483)(1) $2,651,257
Net Unrealized Appreciation                                    140,121           348,257           -        488,378
Accumulated Net Investment Loss                                 (5,502)           (4,960)          -        (10,462)
Accumulated Net Realized Loss                                 (441,333)           98,100           -       (343,233)
                                                            ----------        ----------    --------     ----------
NET ASSETS                                                  $1,154,076        $1,633,347     ($1,483)    $2,785,940
                                                            ==========        ==========    ========     ==========
MAXIMUM OFFERING PRICE PER SHARE:
   CLASS A SHARES:
      Net Assets                                            $  470,790        $1,293,102        (605)(1) $1,763,287
      Shares Outstanding                                        23,983            40,476      (9,267)(2)     55,192
                                                            ----------        ----------                 ----------
      Net Asset Value and Redemption Price Per Share             19.63             31.95                      31.95
      Maximum Sales Charge (5.75%* of offering price)             1.20              1.95                       1.95
                                                            ----------        ----------                 ----------
      Maximun Offering Price to Public                      $    20.83        $    33.90                 $    33.90
                                                            ==========        ==========                 ==========
   CLASS B SHARES:
      Net Assets                                            $  324,809        $  200,560        (418)(1) $  524,951
      Shares Outstanding                                        18,262             6,984      (6,967)(2)     18,279
                                                            ----------        ----------                 ----------
      Net Asset Value and Offering Price Per Share          $    17.79        $    28.72                 $    28.72
                                                            ==========        ==========                 ==========
   CLASS C SHARES:
      Net Assets                                            $   51,658        $  113,906         (66)(1) $  165,498
      Shares Outstanding                                         2,896             3,966      (1,100)(2)      5,762
                                                            ----------        ----------                 ----------
      Net Asset Value and Offering Price Per Share          $    17.83        $    28.72                 $    28.72
                                                            ==========        ==========                 ==========
   CLASS I SHARES:
      Net Assets                                            $  306,704        $   25,779        (394)(1) $  332,089
      Shares Outstanding                                        15,368               802      (5,835)(2)     10,335
                                                            ----------        ----------                 ----------
      Net Asset Value and Offering Price Per Share          $    19.96        $    32.13                 $    32.13
                                                            ==========        ==========                 ==========
   CLASS R SHARES:
      Net Assets                                            $      115        $       --             (1) $      115
      Shares Outstanding                                             6                --          (2)(2)          4
                                                            ----------        ----------                 ----------
      Net Asset Value and Offering Price Per Share          $    19.61        $       --                 $    28.75
                                                            ==========        ==========                 ==========

*    On sales of $50,000 or more, the sales charge will be reduced.

(1) A non-recurring cost associated with this transaction of approximately $1,483,000 will be incurred, all of which will be borne by the Van Kampen Aggressive Growth Fund.

(2) The pro forma statements presume the issuance by Van Kampen Mid Cap Growth Fund of approximately 14,716,000 Class A shares, 11,295,000 Class B shares, 1,796,000 Class C shares, 9,533,000 Class I shares, and 4,000 Class R shares in exchange for the assets and liabilities of the Van Kampen Aggressive Growth Fund.

       VAN KAMPEN AGGRESSIVE GROWTH FUND - VAN KAMPEN MID CAP GROWTH FUND

                  PRO FORMA COMBINED STATEMENT OF OPERATIONS
                 For the Twelve Months Ended September 30, 2007
                                  (Unaudited)
                              Amounts in Thousands

                                                         AGGRESSIVE GROWTH  MID CAP GROWTH  PRO FORMA    PRO FORMA
                                                                FUND             FUND       ADJUSTMENTS  COMBINED
                                                         -----------------  --------------  -----------  ----------
Investment Income:
   Dividends (Net of foreign withholding taxes of $30
      and $207, respectively)                                $  5,766          $ 14,530            --     $ 20,296
   Interest                                                       788             1,283            --        2,071
   Other                                                           --                --            --           --
                                                             --------          --------      --------     --------
      Total Income                                              6,554            15,813            --       22,367
                                                             --------          --------      --------     --------
EXPENSES:
   Investment Advisory Fee (1)                                  8,238             9,488          (724)      17,002
   Distribution (12b-1) and Service Fee
      Class A                                                   1,157             2,644            --        3,801
      Class B                                                   3,375             1,814            --        5,189
      Class C                                                     527               944            --        1,471
      Class R                                                      --                --            --           --
   Transfer Agent Fees                                          3,905             2,946            --        6,851
   Reports to Shareholders (2)                                    380               244            (9)         615
   Professional Fees (2)                                          154               119           (68)         205
   Accounting and Administrative Expenses (2)                     170               189           (32)         327
   Registration Fees                                               84                83            --          167
   Custody (2)                                                     89                87            (2)         174
   Trustees' Fees and Related Expenses (2)                         54                55           (22)          87
   All Other Expenses (2)                                          54                48           (10)          92
                                                             --------          --------      --------     --------
      Total Expenses                                           18,187            18,661          (867)      35,981
      Investment Advisory Fee Reduction                            --                --           751(3)       751
      Less Credits Earned on Cash Balances                         32                45            --           77
                                                             --------          --------      --------     --------
      Net Expenses                                             18,155            18,616        (1,618)      35,153
                                                             --------          --------      --------     --------
NET INVESTMENT LOSS                                          $(11,601)         $ (2,803)     $  1,618     $(12,786)
                                                             ========          ========      ========     ========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
   Investments                                               $286,223          $170,932      $     --     $457,155
   Foreign Currency Transactions                                    0               150             0          150
                                                             --------          --------      --------     --------
Net Realized Gain                                            $286,223          $171,082      $     --     $457,305
                                                             ========          ========      ========     ========
Unrealized Appreciation/Depreciation:
   Beginning of the Period                                   $142,450          $128,435            --     $270,885
   End of the Period:                                                                                            0
      Investments                                             140,166           348,176             0      488,342
      Foreign Currency Translation                                (46)               81             0           35
                                                             --------          --------      --------     --------
                                                              140,120           348,257             0      488,377
                                                             --------          --------      --------     --------
Net Unrealized Appreciation During the Period                  (2,330)          219,822             0      217,492
                                                             --------          --------      --------     --------
NET REALIZED AND UNREALIZED GAIN                             $283,893          $390,904      $      0     $674,797
                                                             ========          ========      ========     ========
NET INCREASE IN NET ASSETS FROM OPERATIONS                   $272,292          $388,101      $  1,618     $662,011
                                                             ========          ========      ========     ========

(1)  Expenditure reduced as result of economies of combining assets.

(2) Reflects the reduction in other operating expenses as a result of the elimination of certain duplicative expenses and the result of operating a larger, more efficient fund.

(3) The Adviser has agreed, for at least one year following the Reorganization, to waive management fees or reimburse other expenses so the Acquiring Fund's total operating expenses as a percentage of the average daily net assets do not exceed the Acquiring Fund's total operating expenses as a percentage of the average daily net assets immediately prior to the Reorganization.

VAN KAMPEN AGGRESSIVE GROWTH FUND-VAN KAMPEN MID CAP GROWTH FUND

NOTES TO PRO FORMA FINANCIAL STATEMENTS
SEPTEMBER 30, 2007
(Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

The Acquiring Fund, Van Kampen Mid Cap Growth Fund (the "Acquiring Fund") is organized as a diversified series of the Van Kampen Equity Trust, a Delaware statutory trust, which is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Acquiring Fund's investment objective is to seek to capital growth. The Acquiring Fund commenced operations on December 27, 1995. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

     The following is a summary of significant accounting policies consistently followed by the Acquiring Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their last sale price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Listed and unlisted securities for which the last sale price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     The Acquiring Fund may invest in repurchase agreements, which are short-term investments in which the Acquiring Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Acquiring Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Acquiring Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C. INCOME AND EXPENSES Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Acquiring Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Acquiring Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

E. DISTRIBUTION OF INCOME AND GAINS The Acquiring Fund declares and pays dividends at least annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Acquiring Fund are recorded on the ex-distribution date.

                                     PART C

                               OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

     Pursuant to Del. Code Ann. Title 12, Section 3817, a Delaware statutory trust may provide in its governing instrument for the indemnification of its officers and trustees from and against any and all claims and demands whatsoever.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust, as amended, (the "Agreement and Declaration of Trust")
Article 8, Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office or (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of such person's office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent legal counsel in a written opinion or a majority of a quorum of non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct, in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officers or trustees would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Pursuant to Section 7 of the Distribution and Service Agreement, the Registrant agrees to indemnify and hold harmless Van Kampen Funds Inc. (the "Distributor") and each of its trustees and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees) arising by reason of any person acquiring any shares, based upon the ground that the Registration Statement, prospectus, shareholder reports or other information filed or made public by the Registrant (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements, in light of the circumstances, not misleading under the 1933 Act, or any other statute or the common law. The Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. In no case is the indemnity of the Registrant in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Fund or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the agreement.

     Pursuant to the agreement by which Van Kampen Investor Services Inc. ("Investor Services") is appointed transfer agent of the Fund, the Registrant agrees to indemnify and hold Investor Services harmless against any losses, damages, costs, charges, payments, liabilities and expenses (including reasonable counsel fees) arising out of or attributable to:

     (1) the performance of Investor Services under the agreement provided that Investor Services acted in good faith with due diligence and without negligence or willful misconduct.

     (2) reliance by Investor Services on, or reasonable use by, Investor Services of information, records and documents which have been prepared on behalf of, or have been furnished by, the Fund, or the carrying out by Investor Services of any instructions or requests of the Fund.

     (3) the offer or sale of the Fund's shares in violation of any federal or state law or regulation or ruling by any federal agency unless such violation results from any failure by Investor Services to comply with written instructions from the Fund that such offers or sales were not permitted under such law, rule or regulation.

     (4) the refusal of the Fund to comply with terms of the agreement, or the Fund's lack of good faith, negligence or willful misconduct or breach of any representation or warranty made by the Fund under the agreement provided that if the reason for such failure is attributable to any action of the Fund's investment adviser or distributor or any person providing accounting or legal services to the Fund, Investor Services only will be entitled to indemnification if such entity is otherwise entitled to the indemnification from the Fund.

ITEM 16.  EXHIBITS

        1.1    Agreement and Declaration of Trust(27)
        1.2    Certificate of Amendment(29)
        1.3    Certificate of Designation for:
               (i) Van Kampen Utility Fund(50)
               (ii) Van Kampen Mid Cap Growth Fund(65)
               (iii) Van Kampen Aggressive Growth Fund(59)
               (iv) Van Kampen Small Cap Value Fund(48)
               (v) Van Kampen Small Company Growth Fund+++
               (vi) Van Kampen Small Cap Growth Fund(50)
               (vii) Van Kampen Select Growth Fund(52)
               (viii) Van Kampen Value Opportunities Fund(50)
               (ix) Van Kampen Leaders Fund(53)
               (x) Van Kampen Asset Allocation Conservative Fund(57)
               (xi) Van Kampen Asset Allocation Moderate Fund(57)
               (xii) Van Kampen Asset Allocation Growth Fund(57)
               (xiii) Van Kampen Disciplined Small Cap Value Fund(61)
               (xiv) Van Kampen Core Equity Fund(62)
        2.     By-Laws(27)

        3.    Not applicable
        4.1   Form of Agreement and Plan of Reorganization+
        5.    Specimen stock certificates:
              (i) Van Kampen Utility Fund(50)
              (ii) Van Kampen Mid Cap Growth Fund++
              (iii) Van Kampen Aggressive Growth Fund(50)
              (iv) Van Kampen Small Cap Value Fund(50)
              (v) Van Kampen Small Company Growth Fund+++
              (vi) Van Kampen Small Cap Growth Fund(41)
              (vii) Van Kampen Select Growth Fund(52)
              (viii) Van Kampen Value Opportunities Fund(43)
              (ix) Van Kampen Leaders Fund(54)
              (x) Van Kampen Asset Allocation Conservative Fund(57)
              (xi) Van Kampen Asset Allocation Moderate Fund(57)
              (xii) Van Kampen Asset Allocation Growth Fund(57)
              (xiii) Van Kampen Disciplined Small Cap Value Fund(61)
              (xiv) Van Kampen Core Equity Fund(62)
        6.1   Investment Advisory Agreement:
              (i) Van Kampen Utility Fund(28)
              (ii) Van Kampen Mid Cap Growth Fund(28)
              (iii) Van Kampen Aggressive Growth Fund(28)
              (iv) Van Kampen Small Cap Value Fund(30)
              (v) Van Kampen Small Company Growth Fund+++
              (vi) Van Kampen Small Cap Growth Fund(41)
              (vii) Van Kampen Select Growth Fund(37)
              (viii) Van Kampen Value Opportunities Fund(43)
              (ix) Van Kampen Leaders Fund(54)
              (x) Van Kampen Asset Allocation Conservative Fund(57)
              (xi) Van Kampen Asset Allocation Moderate Fund(57)
              (xii) Van Kampen Asset Allocation Growth Fund(57)
              (xiii) Van Kampen Disciplined Small Cap Value Fund(61)
              (xiv) Van Kampen Core Equity Fund(62)
        7.1   Distribution Agreement(63)
        7.2   Form of Dealer Agreement(48)
        7.3   Form of Broker Fully Disclosed Clearing Agreement(32)
        7.4   Form of Bank Fully Disclosed Clearing Agreement(32)
        8.1   Form of Trustee Deferred Compensation Agreement(*)
        8.2   Form of Trustee Retirement Plan(*)
        9.1   Custodian Contract(32)
        9.2   Amendment to Custodian Contract(45)(56)
       10.1   Transfer Agency and Service Agreement(63)
       10.2   Fund Accounting Agreement(32)
       10.2.1 Amendments to Fund Accounting Agreement(46)(59)(61)(62)
       10.3   Amended and Restated Legal Services Agreement(46)

       10.4   Plan of Distribution pursuant to Rule 12b-1
              (i) Van Kampen Utility Fund(27)
              (ii) Van Kampen Mid Cap Growth Fund++
              (iii) Van Kampen Select Growth Fund(37)
              (iv) Van Kampen Small Cap Value Fund(30)
              (v) Van Kampen Aggressive Growth Fund(59)
              (vi) Van Kampen Small Cap Growth Fund(41)
              (vii) Van Kampen Value Opportunities Fund(43)
              (viii) Van Kampen Small Company Growth Fund+++
              (ix) Van Kampen Leaders Fund(54)
              (x) Van Kampen Asset Allocation Conservative Fund(57)
              (xi) Van Kampen Asset Allocation Moderate Fund(57)
              (xii) Van Kampen Asset Allocation Growth Fund(57)
              (xiii) Van Kampen Disciplined Small Cap Value Fund(61)
              (xiv) Van Kampen Core Equity Fund(62)
       10.5   Form of Amended and Restated Service Plan
              (i) Van Kampen Utility Fund(46)
              (ii) Van Kampen Mid Cap Growth Fund++
              (iii) Van Kampen Select Growth Fund(46)
              (iv) Van Kampen Small Cap Value Fund(46)
              (v) Van Kampen Aggressive Growth Fund(59)
              (vi) Van Kampen Small Cap Growth Fund(46)
              (vii) Van Kampen Value Opportunities Fund(46)
              (viii) Van Kampen Small Company Growth Fund+++
              (ix) Van Kampen Leaders Fund(54)
              (x) Van Kampen Asset Allocation Conservative Fund(57)
              (xi) Van Kampen Asset Allocation Moderate Fund(57)
              (xii) Van Kampen Asset Allocation Growth Fund(57)
              (xiii) Van Kampen Disciplined Small Cap Value Fund(61)
              (xiv) Van Kampen Core Equity Fund(62)
       10.6   Amended and Restated Multi-Class Plan(50)
       11.1   Opinion of Counsel
              (i) Van Kampen Utility Fund(50)
              (ii) Van Kampen Mid Cap Growth Fund(65)
              (iii) Van Kampen Aggressive Growth Fund(59)
              (iv) Van Kampen Small Cap Value Fund(50)
              (v) Van Kampen Small Company Growth Fund+++
              (vi) Van Kampen Small Cap Growth Fund(50)
              (vii) Van Kampen Select Growth Fund(52)
              (viii) Van Kampen Value Opportunities Fund(50)
              (ix) Van Kampen Leaders Fund(54)
              (x) Van Kampen Asset Allocation Conservative Fund(57)
              (xi) Van Kampen Asset Allocation Moderate Fund(57)
              (xii) Van Kampen Asset Allocation Growth Fund(57)
              (xiii) Van Kampen Disciplined Small Cap Value Fund(61)
              (xiv) Van Kampen Core Equity Fund(64)
       11.2   Consent of Counsel++
       12.    Opinion and Consent of Counsel supporting tax matters and consequences+++
       13.    Not applicable
       14.1   Consent of Ernst & Young LLP++

       15.    Not applicable
       16.    Power of Attorney++
       17.3   Form of Proxy Card++

---------------
  + Filed as Appendix A to the Reorganization Statement of Additional Information and incorporated herein by reference to Registrant's
     Registration Statement on Form N-14 (File No. 333-       ) as filed via
     EDGAR on November 13, 2007.

 ++  Filed herewith.

+++  To be filed by further amendment.

(27) Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on October 28, 1996.

(28) Incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on October 28, 1997.

(29) Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on September 30, 1998.

(30) Incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on March 1, 1999.

(*) Incorporated herein by reference to Post-Effective Amendment No. 81 to Van Kampen Harbor Fund's Registration Statement on Form N-1A, File Numbers 2-12685 and 811-734, filed April 29, 1999.

(32) Incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on June 16, 1999.

(37) Incorporated herein by reference to Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on April 24, 2000.

(41) Incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on October 19, 2000.

(44) Incorporated herein by reference to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on July 19, 2001.

(45) Incorporated herein by reference to Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on July 19, 2002.

(46) Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on July 24, 2003.

(48) Incorporated herein by reference to Post-Effective Amendment No. 48 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on July 28, 2004.

(50) Incorporated herein by reference to Post-Effective Amendment No. 50 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on November 30, 2004.

(52) Incorporated herein by reference to Post-Effective Amendment No. 52 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on July 26, 2005.

(53) Incorporated herein by reference to Post-Effective Amendment No. 53 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on November 23, 2005.

(54) Incorporated herein by reference to Post-Effective Amendment No. 54 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on February 3, 2006.

(56) Incorporated herein by reference to Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A. File No. 338122, filed on July 26, 2006.

(57) Incorporated herein by reference to Post-Effective Amendment No. 57 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on September 22, 2006.

(58) Incorporated herein by reference to Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A. File No. 338122, filed on October 20, 2006.

(59) Incorporated herein by reference to Post-Effective Amendment No. 59 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on October 20, 2006.

(61) Incorporated herein by reference to Post-Effective Amendment No. 61 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on February 2, 2007.

(62) Incorporated herein by reference to Post-Effective Amendment No. 62 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on June 1, 2007.

(63) Incorporated herein by reference to Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on July 23, 2007.

(65) Incorporated herein by reference to Post-Effective Amendment No. 65 to Registrant's Registration Statement on Form N-1A, File No. 33-8122, filed on October 24, 2007.

     ITEM 17.  UNDERTAKINGS

     (a) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the 1933 Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (b) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

     (c) The undersigned registrant agrees to file, by post-effective amendment to the registration statement, an opinion of counsel supporting the tax consequences of the proposed reorganization as soon as practicable after the closing of the reorganization.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the Registrant's behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 13(th) day of November, 2007.

                                          VAN KAMPEN EQUITY TRUST

                                          By:     /s/ RONALD E. ROBISON
                                            ------------------------------------
                                              Ronald E. Robison, President and
                                                Principal Executive Officer

     Pursuant to the requirements of the 1933 Act, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on November 13, 2007.

                   SIGNATURES                                           TITLES
                   ----------                                           ------
Principal Executive Officer:

             /s/ RONALD E. ROBISON                President and Principal Executive Officer
------------------------------------------------
               Ronald E. Robison

Principal Financial Officer:

             /s/ STUART N. SCHULDT*               Chief Financial Officer and Treasurer
------------------------------------------------
               Stuart N. Schuldt

Trustees:

               /s/ DAVID C. ARCH*                 Trustee
------------------------------------------------
                 David C. Arch

              /s/ JERRY D. CHOATE*                Trustee
------------------------------------------------
                Jerry D. Choate

               /s/ ROD DAMMEYER*                  Trustee
------------------------------------------------
                  Rod Dammeyer

            /s/ LINDA HUTTON HEAGY*               Trustee
------------------------------------------------
               Linda Hutton Heagy

             /s/ R. CRAIG KENNEDY*                Trustee
------------------------------------------------
                R. Craig Kennedy

               /s/ HOWARD J KERR*                 Trustee
------------------------------------------------
                 Howard J Kerr

              /s/ JACK E. NELSON*                 Trustee
------------------------------------------------
                 Jack E. Nelson

           /s/ HUGO F. SONNENSCHEIN*              Trustee
------------------------------------------------
              Hugo F. Sonnenschein

              /s/ WAYNE W. WHALEN*                Trustee
------------------------------------------------
                Wayne W. Whalen

            /s/ SUZANNE H. WOOLSEY*               Trustee
------------------------------------------------
               Suzanne H. Woolsey



---------------
             * Signed by Elisa Mitchell pursuant to a power of attorney filed herewith.
               /s/ ELISA MITCHELL                                                   November 13, 2007
------------------------------------------------
                 Elisa Mitchell
                Attorney-in-Fact

                       SCHEDULE OF EXHIBITS TO FORM N-14
                            VAN KAMPEN EQUITY TRUST

EXHIBIT
-------
 5.       Specimen Stock Certificate
10.4      Plan of Distribution pursuant to Rule 12b-1
10.5      Form of Amended and Restated Service Plan
11.2      Consent of Counsel
14.1      Consent of Ernst & Young LLP
16.       Power of Attorney
17.3      Form of Proxy Card